CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                                                EXHIBIT 10.49(a)



                            DESIGN/BUILD AGREEMENT

                                    BETWEEN

                         AMD SAXONY MANUFACTURING GmbH

                                      AND

                          MEISSNER + WURST GmbH + CO.



                        DATED AS OF NOVEMBER 15TH, 1996



                                 PERTAINING TO
                     DESIGN AND CONSTRUCTION OF AMD FAB 30


                               DRESDEN, GERMANY

                                     INDEX
                                   Article 1
                                 Scope of Work....................................    1
1.1    Facility...................................................................    2
1.2    Project....................................................................    2
1.3    Design And Engineering Services............................................    2
       1.3.1  Engineering Services................................................    2
       1.3.2  Design And Engineering By Contractor................................    2
       1.3.3  Latest Version Of Documents.........................................    4
       1.3.4  Process Design......................................................    4
1.4    Construction And Construction Administration And Supervision Services......    5
       1.4.1  Construction And Construction Management Services By Contractor.....    5
       1.4.2  Standards For Completion............................................    6
1.5    Nature Of Company's Approvals..............................................    6
1.6    Definitions................................................................    6

                                   Article 2
                                   Personnel......................................    8
2.1    Employment By Contractor Of Qualified Personnel............................    8
       2.1.1  Qualified Design Professionals......................................    8
       2.1.2  Qualified Construction Professionals................................    8
2.2    Contractor's Superintendents...............................................    8
       2.2.1  Senior Project Construction Superintendent..........................    8
       2.2.2  Appointment Of Superintendents Required By Law......................    9
2.3    Construction Personnel.....................................................    9
       2.3.1  Supervision Of Construction Personnel...............................    9
       2.3.2  Contractor's Responsibility For Personnel...........................    9
2.4    No Relationship With Company...............................................    9
2.5    Company's And Contractor's Representatives.................................    9
2.6    Personnel Proficiency In English...........................................   10
2.7    Employment Of Legal Workers................................................   10
2.8    Compliance With Law and Promptitude In Hiring And Replacing Personnel......   10

                                   Article 3
                              Contract Documents..................................   10
3.1    Contract Documents.........................................................   10
3.2    Resolution Of Conflicts....................................................   10
3.3    Language Of Contract Documents.............................................   11

                                   Article 4
                               Design Documents...................................   11
4.1    Detailed Design............................................................   11
4.2    Pre-Contract Design........................................................   11
4.3    Design Development Phase...................................................   11
4.4    Final Design Phase.........................................................   12
4.5    Specifications And Drawings................................................   12
4.6    Data Sheets................................................................   12
4.7    Quantities And Recipients Of Design Documents..............................   12
4.8    As Built Documents.........................................................   12
4.9    Company Not Approving Or Waiving...........................................   13
4.10   Operating Manual...........................................................   13
4.11   Ownership Of Documents.....................................................   13
4.12   Obtaining Permits..........................................................   13
4.13   Compliance With Code Requirements..........................................   14

                                   Article 5
                         Approval of Design Documents.............................   14
5.1    Approval By Company........................................................   14
5.2    Schedule Of Submittals.....................................................   15

5.3    Bulk Orders................................................................   15
5.4    Return Of Design Documents To Contractor...................................   15
5.5    Nature Of Company's Approval Of Design Documents...........................   15
5.6    Delay By Contractor Or Company In Delivery Of Design Documents.............   16
       5.6.1  Delay By Contractor In Delivery.....................................   16
       5.6.2  Delay By Company In Delivery........................................   16

                                   Article 6
                                     Site.........................................   16
6.1    Easements Provided By Company..............................................   16
6.2    Condition Of Site..........................................................   16
6.3    Benchmark..................................................................   17
6.4    Underground Utilities......................................................   17

                                   Article 7
                              Acceptance of Site..................................   17
7.1    Contractor's Inspection Of Site............................................   17

                                   Article 8
                        Conduct of the Construction Work..........................   17
8.1    Construction In Accordance With Approved Design Documents..................   17
8.2    Parties' Relationship......................................................   17
8.3    Efficient Administration...................................................   17
8.4    "Build Clean" Protocol.....................................................   18
8.5    Equipment Standby..........................................................   18
8.6    Construction By Company....................................................   18
8.7    Compatible Labor...........................................................   18
8.8    Labor Agreement Practices..................................................   18
8.9    Overtime Labor.............................................................   18
8.10   Identification.............................................................   18
8.11   Commencement And Prosecution Of Construction Work..........................   19
8.12   Contractor Responsible For Construction Means..............................   19
8.13   Specialized Construction Manager Required By Law...........................   19
8.14   Sanitation.................................................................   19
8.15   Safety And Security........................................................   19
       8.15.1  Contractor's Responsibility For Safety.............................   19
       8.15.2  Safety Program.....................................................   20
       8.15.3  Reporting And Investigating Accidents..............................   20
       8.15.4  Reporting Claims...................................................   20
       8.15.5  Compliance With State Safety Requirements..........................   20
       8.15.6  Safety Of Tools....................................................   20
       8.15.7  Contractor's Safety Requirements In Facility.......................   20
       8.15.8  Security...........................................................   21
8.16   Materials..................................................................   21
       8.16.1  New Materials......................................................   21
       8.16.2  Responsibility For Injury Caused By Equipment......................   21
       8.16.3  Substitution Of Materials..........................................   21
       8.16.4  Materials Objected To By Contractor................................   22
8.17   Storage Of Materials.......................................................   22
8.18   Cleaning Up................................................................   22

                                   Article 9
              Purchasing Materials, Subcontracting Work and Computers.............   22
9.1    Purchasing Materials.......................................................   22
9.2    Subcontracting Work........................................................   22
       9.2.1  Third Party Subcontracts And Vendors................................   22
       9.2.2  Contractor Bidding On Subcontracted Work............................   23
9.3    Nature Of Company's Approval...............................................   23
9.4    Contractor Responsible For Subcontractors..................................   23
9.5    Cost-Plus Subcontracts.....................................................   23
9.6    Computers..................................................................   24
9.7    Import Requirements........................................................   24

                                   Article 10
                 Changes, Additions, and Omissions in the Work....................   24
10.1   Keeping Account Of Changes.................................................   24
10.2   Proposing And Approving Changes............................................   24
10.3   Effect Of Change Order On Cost And Timing..................................   25
10.4   No Effect On Contractor's Other Responsibilities...........................   26

                                   Article 11
                   Inspection and Testing During Construction.....................   26
11.1   Contractor's Shop Inspections..............................................   26
11.2   Measurements And Suitability...............................................   26
11.3   Inspection Reports.........................................................   26
11.4   Company's Inspections......................................................   26
11.5   Company's Inspector........................................................   27
11.6   Inspection Of Fabrication..................................................   27
11.7   Testing....................................................................   28

                                   Article 12
                    Progress Reports and Progress Monitoring......................   28
12.1   Progress Schedules.........................................................   28
12.2   Delivery Of Schedules To Company...........................................   28
12.3   Periodic Progress Reports..................................................   28
12.4   Superintendent's Report....................................................   28
12.5   Materials Status Reports...................................................   29

                                   Article 13
                             Accounts and Records.................................   29
13.1   Detailed Accounts..........................................................   29
13.2   SEMATECH Model.............................................................   29
13.3   Tax Accounting.............................................................   29
13.4   Audit By Company...........................................................   29
13.5   Audit Of Subcontractors And Vendors........................................   29

                                   Article 14
                              Time of Completion..................................   30
14.1   Substantial Completion Date................................................   30
14.2   Latest Date For Final Completion...........................................   30
14.3   Delays And Extensions Of Time..............................................   30
       14.3.1  Delays Caused By Change Order Or By Company Or By Force Majeure....   30
       14.3.2  Standard For Approving Extensions Of Time..........................   31
14.4   Delays And Additional Costs................................................   31
       14.4.1  Additional Costs Caused By Company's Delay Or By Force Majeure.....   31
       14.4.2  Notice Of Claim For Delay..........................................   31
       14.4.3  Limitation On Costs................................................   31
       14.4.4  Delays By Company In Granting Approvals............................   31

                                   Article 15
          Substantial Completion, Final Completion and Final Acceptance...........   32
15.1   Substantial Completion.....................................................   32
15.2   Final Completion...........................................................   32
       15.2.1  Completion Of Punch List Items.....................................   32
       15.2.2  Contractor's Certification Of Completion Of Construction Work......   33
15.3   Final Acceptance And Final Payment.........................................   33
       15.3.1  Final Acceptance By Company........................................   33
       15.3.2  Final Payment......................................................   34
15.4   Release Of Company.........................................................   34

                                      iii

                                   Article 16
                               Cost of the Work...................................   34
16.1   Basis Of Fee...............................................................   34
16.2   Reimbursable Costs.........................................................   34
       16.2.1  Office Costs.......................................................   34
       16.2.2  Field Costs........................................................   37
       16.2.3  Excluded Costs.....................................................   41
       16.2.4  Principles Affecting Reimbursable Costs............................   42
16.3   Contractor's Fee...........................................................   43
       16.3.1  The Fee............................................................   43
       16.3.2  Calculate Incentive Changes In Fee.................................   43
       16.3.3  Fee For Services...................................................   44
16.4   Total Contract Amount......................................................   44
16.5   Costs Of Alterations.......................................................   44
16.6   Records Of Reimbursable Costs..............................................   44
16.7   Discounts And Refunds......................................................   45
16.8   Surplus....................................................................   45
16.9   Lump Sum Subcontract.......................................................   45
16.10  Adjustment In Fee..........................................................   46

                                   Article 17
                               Terms of Payment...................................   46
17.1   Payment Of Contract Amount.................................................   46
17.2   Payment of Increases In Fee; Retainage.....................................   48
17.3   Partial Release Of Retainage...............................................   48
17.4   Payment Not A Waiver By Company............................................   48
17.5   Payment Of Balance Of Retainage............................................   48
17.6   Insurance Adjustments......................................................   49
17.7   Stored Materials...........................................................   49

                                   Article 18
                           Warranties And Guarantees..............................   49
18.1   Contractor's Warranty And Guarantee........................................   49
18.2   Company's Right To Repair..................................................   50
18.3   Liability For Damages......................................................   51
18.4   Capacities At Operating Conditions.........................................   51
18.6   Retaining Imperfect Materials..............................................   51
18.7   No Release Of Other Claims                                                    51

                                   Article 19
                  Correction of Defective Construction Work.......................   51
19.1   Correction Of Work For Which Contractor Is Responsible.....................   51
19.2   Using New Materials For Repairs............................................   52
19.3   Repair By Company..........................................................   52

                                   Article 20
                                   Indemnity......................................   52
20.1   Contractor's Indemnity.....................................................   52
20.2   Indemnification By Subcontractors And Vendors..............................   53
20.3   Company's Indemnity........................................................   53
20.4   Consequential Damages......................................................   54

                                   Article 21
                         Insurance And Bank Guarantees............................   54
21.1   Contractor To Carry Insurance..............................................   54
21.2   Contractor's Liability Insurance...........................................   55
       21.2.1  Liability Coverage.................................................   55
       21.2.2  Liability Limits...................................................   55
21.3   Insurance Certificates.....................................................   56
21.4   Company As Additional Insured..............................................   56
21.5   Builders All Risk Insurance................................................   56
21.6   Performance And Warranty Bank Guarantees...................................   56
21.7   Advance Payment Bank Guarantees............................................   57
21.8   Assignment Of Subcontractors' Warranties And Bank Guarantees...............   57

                                   Article 22
                    Casualty Causing Damage to the Facility.......................   58
22.1   Damage Before Substantial Completion Of Facility...........................   58
22.2   Damage After Substantial Completion Of Facility............................   58

                                   Article 23
                             Protection of Property...............................   58
23.1   Contractor's Protection Of Facility........................................   58

                                   Article 24
           Preparation of the Facility for Occupancy and Testing..................   58
24.1   Contractor's Preparation Of Facility.......................................   58
24.2   Calibration Of Instrumentation.............................................   59
24.3   Take Over For Installation Or Testing......................................   59

                                   Article 25
                           System Performance Tests...............................   60
25.1   Conduct Of System Performance Tests; Repairs...............................   60
25.2   Notice Of Satisfactory Completion..........................................   60
25.3   Coordination Of Systems....................................................   60
25.4   Standards Of Operation.....................................................   60
25.5   Shut Down Procedure........................................................   61

                                   Article 26
                  Use of Completed Portions of the Facility.......................   61
26.1   Use Of Completed Construction Phases.......................................   61

                                   Article 27
                    Closing Report on Cost of the Facility........................   61
27.1   Closing Report.............................................................   61

                                   Article 28
                                Record Documents..................................   61
28.1   Description Of Record Documents............................................   61
28.2   Information On Record Documents............................................   62
28.3   Recording Data.............................................................   62
28.4   Conduits, Pipes, Etc.......................................................   62
28.5   Finalization Of Documents Other Than Drawings..............................   62
28.6   Finalization Of Drawings...................................................   62
28.7   Remedies Regarding Record Documents........................................   62

                                   Article 29
                          Operation and Maintenance Data..........................   63
29.1   Submittal Of Operation And Maintenance Data................................   63
29.2   Contents Of Data...........................................................   63
29.3   Data For Equipment And Systems.............................................   63

                                   Article 30
                                     Taxes........................................   64
30.1   Taxes Assessed Against Facility............................................   64
30.2   Taxes Affecting Employees..................................................   64
30.3   Taxes Not Part of Budgeted Cost............................................   64

                                   Article 31
                               Liens [Pfandrecht].................................   64
31.1   Liens [Pfandrecht].........................................................   64

                                   Article 32
                         Patents and Confidentiality..............................   65
32.1   Contractor's Responsibility................................................   65
32.2   Design Process.............................................................   65
32.3   Replacement Of Infringing Item.............................................   65
32.4   Confidentiality............................................................   65

       32.4.1 Proprietary Information.............................................   66
       32.4.2 Hold In Confidence..................................................   66
       32.4.3 Announcements.......................................................   66

                                   Article 33
                    Company's Right to Take Over the Work.........................   67
33.1   Company's Option...........................................................   67
33.2   Reimbursement Of Contractor................................................   67
33.3   Guarantees.................................................................   67

                                   Article 34
                         Company's Right to Suspend Work..........................   67
34.1   Company's Right To Suspend Project.........................................   67
34.2   Suspension Upon Company's Notice...........................................   67
34.3   Compensation For Suspension................................................   68
34.4   Resumption Of Work.........................................................   68
34.5   Termination Following Suspension...........................................   68

                                   Article 35
                      Termination for Convenience of Company......................   69
35.1   Termination By Company.....................................................   69
35.2   Actions Upon Receipt Of Notice.............................................   70
35.3   Guarantees Following Termination...........................................   70

                                   Article 36
                          Default by the Contractor...............................   70
36.1   Events Of Default..........................................................   70
36.2   Company's Right To Take Over Work..........................................   71
36.3   Company's Right To Complete Work...........................................   71
36.4   Contractor's Action Upon Receipt of Notice.................................   71
36.5   Remedies Cumulative........................................................   72
36.6   Limits On Amount Payable To Contractor.....................................   72

                                   Article 37

                                 Penalty Clause...................................   72
37.1   Damages For Delay In Substantial Completion Of Facility....................   72
37.2   Payment Of Contract Penalty................................................   72
37.3   Subcontract Penalty Clauses................................................   72
37.4   Set-Off Of Contract Penalties..............................................   72

                                   Article 38
       Compliance with Laws, Choice of Law, Choice of Forum, Contract Language....   73
38.1   Compliance With Applicable Law.............................................   73
38.2   Indemnity For Violation....................................................   73
38.3   Choice of Law..............................................................   73
38.4   Disputes; Arbitration......................................................   74
       38.4.1  Resolution Of Disputes By Arbitration..............................   74
       38.4.2  Place Of Arbitration...............................................   74
       38.4.3  Exclusive Jurisdiction.............................................   74
       38.4.4  Selection Of Arbitrators...........................................   74
       38.4.5  Language Of Proceedings............................................   75
       38.4.6  Applicable Law.....................................................   75
       38.4.7  Arbitration Award..................................................   75
       38.4.8  Provisional Remedies...............................................   75
38.5   Contract Made In English...................................................   75

                                   Article 39
                              Financing of Project................................   75
39.1   Take Over By Project Lender................................................   75
39.2   Approvals By Project Lender................................................   75
39.3   Audit By Project Lender....................................................   75
39.4   Amendment of Agreement.....................................................   76

                                   Article 40
                                 Force Majeure....................................   76
40.2   Effect On Time For Performing Obligation...................................   76
40.3   Effect On Compensation.....................................................   77
40.4   Obligation To Mitigate.....................................................   77
40.5   Notification...............................................................   77
40.6   Failure to Notify..........................................................   77

                                   Article 41
                      Waiver, Severability and Remedies...........................   77
41.1   Company's Rights Not Affected..............................................   77
41.2   Contractor's Waiver........................................................   77
41.3   No Waiver Of Breach........................................................   77
41.4   Written Changes............................................................   77
41.5   Severability...............................................................   77
41.6   Cumulative Remedies........................................................   78
41.7   Captions...................................................................   78

                                   Article 42
                            Notices and Addresses.................................   78
42.1   Notices....................................................................   78
42.2   Change Of Address..........................................................   79

                                   Article 43
                          Entire Agreement; Successors............................   79
43.1   Entire Agreement...........................................................   79
43.2   Successors And Assigns.....................................................   79

EXHIBITS AND SCHEDULES

Exhibit A           Facility Performance Criteria

Schedule 7.1        Site Studies Furnished By Company To Contractor

Schedule 16.2.1.1 Range Of Hourly Rates Of Contractor's Employees And Contractor's Established Travel And Living Expenses Reimbursement Policies

Schedule 16.2.2.3 Schedule Of Equipment Rental Rates [To Be Attached Upon The Parties' Mutual Agreement On Such Rates And To Be Revised From Time To Time]

Schedule 16.2.4     Examples Of Qualifying And Non-Qualifying Reimbursable Costs

Schedule 21.6&21.7  Criteria For Bank Guarantees

                                INDEX OF DEFINED TERMS
                                ----------------------

Defined Term                                                                                       Section
------------                                                                                       -------
"Adjusted Multiplier"......................................................................          16.10
"Advisors".................................................................................         32.4.1
"Affiliate"................................................................................         32.4.1
"Budgeted Cost of the Work"................................................................         16.3.1
"Budgeted Fee".............................................................................         16.3.1
"Change Order".............................................................................           10.1
"Company"..................................................................................       Preamble
"Company's Inspector"......................................................................           11.5
"Company's Project Manager"................................................................            2.5
"construction outfit"......................................................................          1.6.1
"Construction Phase".......................................................................        1.3.2.2
"Construction Work"........................................................................          1.4.1
"Contract".................................................................................       Recitals
"Contract Amount"..........................................................................           16.1
"Contract Documents".......................................................................            3.1
"Contractor"...............................................................................       Preamble
"Cost of the Work".........................................................................        1.3.2.2
"Default"..................................................................................           36.1
"Delay Week"...............................................................................     37.2, 37.3
"Design Documents".........................................................................        1.3.2.1
"Estimate of Project Cost".................................................................        1.3.2.2
"Event of Default".........................................................................           36.1
"Fab 30 Preliminary Design"................................................................            1.1
"Facility".................................................................................            1.1
"Fee"......................................................................................           16.3
"Final Acceptance".........................................................................         15.3.1
"Final Completion Date"....................................................................           15.2
"Latest Date For Substantial Completion Of The Facility"...................................           14.1
"materials"................................................................................          1.6.2
"Operation and Maintenance Data"...........................................................           29.1
"Original Multiplier"......................................................................          16.10
"outfit"...................................................................................          1.6.1
"person"...................................................................................          1.6.3
"Project"..................................................................................            1.2
"Project Budget"...........................................................................        1.3.2.4
"Project Schedule".........................................................................        1.3.2.3
"Proprietary Information"..................................................................         32.4.1
"Punch List"...............................................................................           15.1
"reasonable period of time"................................................................          1.6.4
"Reimbursable Costs".......................................................................           16.1
"Representative"...........................................................................          1.6.5
"Retainage"................................................................................           17.2
"ROM"......................................................................................         14.4.2
"Schedule Recovery Plan"...................................................................        1.4.1.1
"service the Facility".....................................................................          1.6.6
"servicing the Facility"...................................................................          1.6.6
"Site".....................................................................................       Recitals
"Site Boundary Lines"......................................................................          1.6.7
"Stored Materials".........................................................................           17.1
"Subcontract Retainage"....................................................................           17.1
"subcontractor"............................................................................          1.6.8
"supplies".................................................................................          1.6.9
"system"...................................................................................         1.6.10
"System Performance Test"..................................................................           25.1
"vendor"...................................................................................         1.6.10
"Wafer Process Equipment"..................................................................          1.3.2
"Warranty Commencement Date:...............................................................           18.1
"work"..................................................................................... 1.6.11, 1.6.12
"working days".............................................................................         1.6.13

                             DESIGN/BUILD AGREEMENT

                                    BETWEEN

                         AMD SAXONY MANUFACTURING GmbH

                                      AND

                          MEISSNER + WURST GmbH + CO.

                                 PERTAINING TO
            DESIGN AND CONSTRUCTION OF AMD FAB 30, DRESDEN, GERMANY



Preamble

THIS DESIGN/BUILD AGREEMENT is made and entered into as of the 15th day of November, 1996 by and between AMD SAXONY MANUFACTURING GmbH, having its home office at AMD European Microelectronics Center, Grossehainer Strasse 92, 01127 Dresden, Germany, hereinafter referred to as "COMPANY", and MEISSNER + WURST GmbH + CO., having its home office at Rossbachstrasse 38, 70499 Stuttgart, Germany, hereinafter referred to as "CONTRACTOR".


                                 R E C I T A L S
                                 ---------------


          A. COMPANY owns certain land located in the City of Dresden, State of Saxony, Germany (the "SITE").

          B. COMPANY desires to obtain new state-of-the-art wafer fabrication and associated support facilities to be located on the Site for the design and production of integrated circuits.

          C. CONTRACTOR desires to plan, design, construct, erect, install, equip, start up, test, calibrate, adjust and turn over the facilities in accordance with this Agreement and the Contract Documents (defined in Section
                                                                      -------
3.1 below) (this Agreement and the Contract Documents are collectively called
---------
the "CONTRACT").

          NOW, THEREFORE, for and in consideration of the payments hereinafter specified to be made by COMPANY, and in consideration of the promises and mutual covenants and agreements of the parties herein contained, the parties hereto do hereby agree as follows:

                                   ARTICLE 1
                                 SCOPE OF WORK

     1.1  FACILITY.  The improvements and equipment to be planned, designed,
          --------
engineered, developed, fabricated, constructed, furnished and/or installed, started up, tested, calibrated, adjusted and turned over under the Contract (which improvements and equipment are herein sometimes referred to collectively as the "FACILITY") are as follows:

     The Facility known as AMD European Microelectronics Center, located in Dresden, Germany.

The Facility shall include the buildings, structures, building systems, site improvements, roads, utilities, wastewater disposal, sewer and other improvements but shall exclude the acquisition and installation of the Wafer Process Equipment (defined in Section 1.3.2 below). The Preliminary Design of
                              -------------
the Facility is represented or described in documents described in List of Mechanical Drawings dated November 14, 1996 and List of Architect's Drawings dated November 14, 1996 and in Preliminary Design Report dated November 14, 1996, which are incorporated herein by this reference (collectively referred to as the "FAB 30 PRELIMINARY DESIGN"). In the event that any changes are made in the scope of the Facility, any corresponding changes in the Fab 30 Preliminary Design shall be made by Change Order (defined in Section 10.1 below).
                                                 ------------
CONTRACTOR shall provide the design development, engineering, construction management and all ancillary construction services, and appurtenances of every description which are necessary to construct and start the Facility in accordance with the Fab 30 Preliminary Design and the Contract.

     1.2  PROJECT.  The Project for which CONTRACTOR shall be responsible is the
          -------
design development, engineering, construction management, furnishing, fabrication, construction, erection, installation, equipping, starting up, testing, calibrating, and adjusting of the Facility, including without limitation all design services, all construction management services and all construction services, together with all necessary appurtenances (collectively, the "PROJECT"). The Project comprises the completed construction of the Facility as designed by CONTRACTOR and approved by COMPANY and includes without limitation (i) all labor, tools, construction equipment, fuel, transportation, utilities, water and all other facilities and services necessary to ready the Site for construction and to complete all site work (including without limitation installation of all utilities, wastewater disposal and sewage disposal systems) and to complete such construction and (ii) all materials incorporated and to be incorporated in such construction and (iii) all building systems and building equipment to be installed as an integral part of the buildings, structures and other improvements comprising the Facility as described in the Fab 30 Preliminary Design.

     1.3  DESIGN AND ENGINEERING SERVICES.
          -------------------------------

          1.3.1  ENGINEERING SERVICES.  CONTRACTOR shall furnish structural,
                 --------------------
mechanical, electrical, plumbing, civil engineering and landscaping services as part of CONTRACTOR'S design services.

          1.3.2  DESIGN AND ENGINEERING BY CONTRACTOR.  Except for the process
                 ------------------------------------
design referred to in Section 1.3.4, based upon the Fab 30 Preliminary Design,
                      -------------
CONTRACTOR shall furnish the completed design for the Facility. CONTRACTOR shall make detailed checks of the design information furnished by COMPANY to satisfy itself as to the accuracy thereof and shall be responsible for the complete mechanical and electrical design of the Facility and of all systems necessary for a complete and operational Facility with the exception of furnishing tooling, equipment and machinery to be furnished and installed by COMPANY for the manufacture and design of integrated circuits (the "WAFER PROCESS EQUIPMENT"). CONTRACTOR shall be responsible for:

          1.3.2.1        DESIGN DOCUMENTS.  Developing and preparing for
                         ----------------
     COMPANY'S approval complete and coordinated plans, specifications, working drawings, data sheets and other construction documents for the Project which are necessary for the construction of the Facility (the "DESIGN DOCUMENTS"). Each time the Design Documents are revised, the revised Design Documents shall: (1) bear a sequential number (indicating the numerical sequence of such revision), (2) show the changes from the prior revision,
     (3) show the date of the revision, (4) show the date of COMPANY'S and CONTRACTOR'S mutual approvals and (5) show the name(s) of COMPANY'S and CONTRACTOR'S Representative(s) who approved the revision. The development of the design of the Facility and the preparation of the Design Documents are described in more detail in Article 4 below.
                                     ---------

          1.3.2.2        ESTIMATES OF PROJECT COST.  Developing and preparing
                         -------------------------
for COMPANY'S review and approval at each stage of design development of design estimates that define the estimated cost of the Project setting forth the total estimated design / engineering and complete construction cost of each of the following components of the Project and including as to each component the common system costs:

          Design/Engineering, Site Development, Office Design Center, Central Utilities Building, Fab and Clean Room, Fab Support, Chemical and Bulk Storage, and Construction Administration and Supervision (each referred to as a "CONSTRUCTION PHASE").

These estimates (each an "ESTIMATE OF PROJECT COST") will be exclusive of acquisition and installation cost for the Wafer Process Equipment but shall include building support equipment acquisition and installation as necessary or appropriate to implement the Fab 30 Preliminary Design and the Contract. Each estimate shall be provided to COMPANY in the level of detail mutually agreed upon by and between CONTRACTOR and COMPANY and shall be reconciled with previously prepared design estimates. The estimates shall set forth the estimated total of all Reimbursable Costs (the "COST OF THE WORK ") (as described in Article 16 below), and the CONTRACTOR'S estimated Budgeted Fee (as
             ----------
defined in Article 16 below).
           ----------

          1.3.2.3        PROJECT SCHEDULE.  Developing for COMPANY'S approval a
                         ----------------
detailed Critical Path Method Schedule for the performance of the engineering and design work and the construction of each Construction Phase (the "PROJECT SCHEDULE"), which Project Schedule is incorporated herein by this reference. With respect to the Project Schedule, COMPANY'S approval will be required for every change in the Project Schedule which may affect the Critical Path of any Construction Phase or may affect any milestone established for any part of the
Project.   Additionally, COMPANY shall have the right to change the Critical
Path of any Construction Phase, and CONTRACTOR shall thereupon revise the Project Schedule for COMPANY'S approval, and CONTRACTOR shall submit all additional costs resulting from such change to COMPANY and shall obtain COMPANY'S approval (including approval of changes in the Project Budget) before such change in such critical path is implemented. However, COMPANY'S approval shall not be construed to relieve CONTRACTOR of any responsibility and/or liability which CONTRACTOR may have with respect to delays and/or additional costs not encompassed by COMPANY'S approval. The Project Schedule shall be prepared, updated and revised in Prima Vera Project Planner for Windows (P3 Win) or equivalent acceptable to both CONTRACTOR and COMPANY. The Project Schedule shall be developed so as to permit CONTRACTOR and COMPANY to monitor the progress and monetary cost of all aspects of the work including without limitation each Construction Phase, to identify the points in time at which specified events must occur and to anticipate potential problems in achieving scheduled completion dates. The Project Schedule shall show the respective dates upon which CONTRACTOR proposes to commence and complete the following sub-phases of each Construction Phase: Phase Summary, Phase Milestones, Delays Encountered, Conceptual Design, Schematic Design, Construction Design Development, Preparation of Tenders, Tendering-Negotiation & Award, Notice to Proceed, Submittals and Shop Drawings and Review and Approval thereof by COMPANY, Fabrication and Delivery, Site Mobilization, Construction, Punchlist, Calibration, Adjustment, Turnover to COMPANY, and Site Demobilization. Each Construction Phase will be further detailed to reflect the elements of the Project Schedule and the logical activities or line items planned to accomplish each Construction Phase in accordance with the Project Schedule. Each schedule activity or line item will be identified, along with the estimated quantity of units of work and the cost thereof, to be accomplished or installed, man hours planned per unit, together with the cost thereof, any special construction equipment or other constraining appurtenances required for construction (e.g., heavy-lift cranes, site concrete batching plants, wide-load road permits, etc.), and scheduled progress anticipated on each of said items in order to complete the entire Facility within the contract time in accordance with the Project Schedule. Each schedule activity or line item will be identified as a direct work or indirect work activity and have the planned equipment, material, labor, and equipment rental cost associated with the activity identified separately.

          1.3.2.4        PROJECT BUDGET.  Developing and preparing for COMPANY'S
                         --------------
     approval a detailed budget for the Project based on the latest Estimate of Project Cost approved by COMPANY that reflects the elements of the Project Schedule and sets forth separately the projected costs for each Construction Phase and breaks down those projected costs into each element of the Project Schedule applicable to such Construction Phase (the "PROJECT BUDGET"), which Project Budget is incorporated herein by this reference. The Project Budget will be coded and identify quantifiable elements to relate directly to the Project Schedule and Project work breakdown structure for cash flow and progress monitoring. The Project Budget will be capable of being summarized by phase and in total to the SEMATECH Facility Cost Model. After the Project Budget is finalized, it will not be changed except pursuant to a Change Order approved and signed by the two Representatives of COMPANY described in Clause (x) of Section 10.2 and by
                                             ----------    ------- ----
     the COMPANY Representative described in Clause (y) of Section 10.2 hereof,
                                             ----------    ------------
     as well as approved and signed by CONTRACTOR'S Representative described in

     Clause (z) of Section 10.2. The Project Budget will be maintained
     ---------     ------------
     continuously, and the status of the Project Budget and a forecast shall be reported to COMPANY on a monthly basis, in such format as COMPANY and CONTRACTOR mutually agree upon, and the Project Budget will monitor the following categories of data: planned budget, approved changes, operating budget, commitments against operating budget, cost incurred to date, cost to complete commitment, current Estimate of Project Cost, variance of operating budget to Budgeted Cost of the Work (defined in Section 16.3.1
                                                               --------------
     below), earned value of work completed to date, quantity of units budgeted, estimated cost per unit, actual cost per unit and such other information as COMPANY may request or CONTRACTOR recommend and COMPANY accept. Additionally, COMPANY may request simplified interim status reports and forecasts on a weekly or bi-weekly basis in such other format or formats as COMPANY may prescribe, and any associated, additional cost shall be reimbursed by COMPANY either as office costs pursuant to Section 16.2.1 if
                                                              --------------
     prepared in CONTRACTOR'S home office or as field costs pursuant to Section
                                                                        -------
     16.2.2 if prepared in CONTRACTOR'S field office.
     ------

          1.3.3  LATEST VERSION OF DOCUMENTS.  For purposes of this Agreement,
                 ---------------------------
the defined terms "DESIGN DOCUMENTS", "ESTIMATE OF PROJECT COST", "PROJECT SCHEDULE" and "PROJECT BUDGET" shall mean the latest version of each of these developed and approved by COMPANY in accordance with this Agreement.

          1.3.4  PROCESS DESIGN.  COMPANY shall supply certain process design
                 --------------
requirements for the tools used in the manufacturing process in the form of performance requirements and certain other design information as shown in the Contract Documents, including the Facility Performance Criteria described in Exhibit A attached hereto and made a part hereof. Any additional sizing and
   ---------
selection of materials not specified by COMPANY is to be furnished by CONTRACTOR with COMPANY'S approval in the form of prescribed specifications. Except for the process design requirements, CONTRACTOR shall make detailed checks of the design information furnished by COMPANY to satisfy itself as to the accuracy thereof and shall be responsible for the complete design of the Facility and all building systems, with the exception of the

Wafer Process Equipment, the procurement and installation of which shall be determined by COMPANY.

     1.4  CONSTRUCTION AND CONSTRUCTION ADMINISTRATION AND SUPERVISION SERVICES.
          ---------------------------------------------------------------------

          1.4.1  CONSTRUCTION AND CONSTRUCTION MANAGEMENT SERVICES BY
                 ----------------------------------------------------
CONTRACTOR.  The acquisition and installation of the Wafer Process Equipment is
----------
COMPANY'S responsibility. Except for the Wafer Process Equipment and other things that the provisions of the Contract expressly require or provide for COMPANY to furnish for the Facility, CONTRACTOR shall furnish and provide all construction management services and all construction for the entire Facility, including without limitation all require) at least monthly providing such updated reports, invoices and materials to be incorporated into the buildings, structures and other improvements and all labor, fuel, transportation, construction equipment, tools, utilities, water, wastewater disposal, sewage disposal, supplies, outfit, and appurtenances of every sort which may be necessary for or in connection with the scheduling, delivery, handling, construction, erection, installation, performance, calibration, adjustment and turnover of the Facility, and for the start up and performance testing of the Facility and for the execution of all other construction work included as a part of the Project. All such construction management services and all construction work are collectively referred to as the "CONSTRUCTION WORK". CONTRACTOR shall be responsible for all Construction Work, including without limitation the following:

          1.4.1.1        UPDATING BUDGET AND SCHEDULE.  During construction,
                         ----------------------------
     revising and updating continuously, and reporting to COMPANY on a monthly basis the Project Budget and the Project Schedule, as described in Section
                                                                        -------
     1.3.2.4 and Article 12, subject to COMPANY'S approval and effected by
     -------     ----------
     issuance of a Change Order; submitting CONTRACTOR'S monthly Application for Payment (described in Section 17.1 below) and invoices and other
                               ------------
     supporting documentation, as required herein at least monthly; and providing COMPANY with a summary of the status of the Project and a report on the percentage of completion of the Project (both in such form and containing such information, including then current aerial photographs, as COMPANY may reasonably require) at least monthly. Providing such updated reports, invoices and documents on a timely basis shall be a condition precedent to payment of CONTRACTOR'S Budgeted Fee. Should the Project fall behind schedule or be projected to fall behind schedule, CONTRACTOR shall prepare and submit for COMPANY'S approval, a plan or plans for recovering the lost time showing such actions as may be required to restore the Project Schedule to the complete satisfaction of COMPANY and showing the costs associated with such actions (a "SCHEDULE RECOVERY PLAN"). A Schedule Recovery Plan may include, without limitation, one or more of the following courses of action:

     --   Increase the size of the work force; or

     --   Place activities on shift work; or

     --   Provide and utilize additional equipment; or

     -- Place activities on overtime for a specified period of time but only if approved by COMPANY.

     The party who shall bear any additional costs to the Project occurring as a result of such delay(s) or the effort(s) necessary to recover therefrom shall be determined in accordance with Sections 10.3, 14.4 and 16.2.4. The
                                            -------------  ----     ------
     Budgeted Cost of the Work shall be increased only by means of Change Order approved by COMPANY in writing pursuant to Article 10 or Article 14.
                                                ----------    ----------

          1.4.1.2        SUPPORT EQUIPMENT PROCUREMENT.  Developing a support
                         -----------------------------
     equipment procurement schedule and plan so as to obtain the support equipment required for the Project in accordance with the Project Schedule and the Project Budget.

          1.4.1.3        SELECTING SUBCONTRACTORS AND VENDORS.  Selecting
                         ------------------------------------
     subcontractors and vendors in accordance with this Agreement and supervising and enforcing the requirements of the Contract on the performance of subcontracts and purchase orders (exclusive of litigation, unless first approved in writing by COMPANY or unless the cost of such litigation is paid for entirely by CONTRACTOR). Ensuring that as a condition of all subcontracts and purchase orders that subcontractors and vendors are required to comply with all scheduling procedures, accounting and auditing procedures, billing procedures, performance reporting procedures, safety procedures, dispute resolution procedures and procedures established in the Project Procedures Manual established for the Contract between CONTRACTOR and COMPANY. CONTRACTOR will coordinate construction schedules and shop and working drawing development, and insure that same are communicated to all of CONTRACTOR'S subcontractors.

     1.4.2  STANDARDS FOR COMPLETION.  It is the intent of the Contract that the
            ------------------------
Facility shall be complete with all needful appurtenances for satisfactory operation as identified in the Design Documents, including, without limitation, comfort-controlled interior environment, proper coordination and control, safety, reasonably easy access and maintenance, fire defense, life safety, and the like. Any work or materials not specifically described in or expressly covered by the Contract but which may be fairly implied as being required thereby or necessary to make the Facility complete as aforesaid shall be considered within the purview of the Contract and all such work shall be performed and all such materials shall be furnished by CONTRACTOR the same as if specifically described in or expressly covered by the Contract. Such work and such materials shall be of a quality comparable to the remainder of the Facility and subject to COMPANY'S approval.

     1.5  NATURE OF COMPANY'S APPROVALS.  Notwithstanding any review, revision,
          -----------------------------
testing, comment or approval by COMPANY of any Design Document, Construction Work, materials or other aspect of the Project, CONTRACTOR is and shall remain solely responsible for the plan, design, construction, erection, installation, equipping, start up, testing, calibration, adjustment and turning over of the completed Facility to COMPANY in accordance with the terms of the Contract. The provisions of Sections 4.9, 5.5 and 9.3 shall apply to all such review,
              ------------  ---     ---
revision, testing, comment or approval by COMPANY.

     1.6  DEFINITIONS.
          -----------

          1.6.1 The terms "CONSTRUCTION OUTFIT" and "OUTFIT" where used herein shall be understood to refer to the equipment, tools, and implements (whether already owned by CONTRACTOR or rented or purchased by CONTRACTOR expressly for this job) needed for or in connection with the performance of CONTRACTOR'S work on the Site, but which do not enter permanently into the construction of the Facility and will not be needed by COMPANY for or in connection with the servicing, operation, or protection of the completed Facility.

          1.6.2 The word "MATERIALS" where used herein shall mean those goods or commodities (including equipment) which are intended to enter directly and permanently into the construction of the Facility, or are required for or in connection with the servicing, operation, or protection of the completed Facility as, for example: cement, stone, sand, lumber, millwork, hardware, brick, concrete, mortar, pipe, tubing, valves, fittings, castings, structural steel, steel plate, exchangers, condensers, coolers, insulation, paint, welding rod, instruments, instrument charts, pumps, motors, compressors, generators, furnaces, air conditioning, ventilating, fans, transformers, conduit, wiring, switch gear, panel boards, hoists, tube cleaners, wrenches, fire extinguisher, and the like.

          1.6.3 The term "PERSON" where used herein shall mean an individual, corporation, association, partnership, joint venture, limited liability company, trust or other business entity or government or governmental agency, court, department or officer.

          1.6.4 The term "REASONABLE PERIOD OF TIME" when used herein in connection with any testing by, or any consent or approval of COMPANY shall mean a period of time equal to ten (10) working days or, if the circumstances then prevailing require a longer period of time, COMPANY will justify to CONTRACTOR such longer period of time in which COMPANY may commence its testing or grant or deny its consent or approval.

          1.6.5 The term "REPRESENTATIVE" when used herein shall mean a person designated by one of the parties hereto as its representative and authorized to represent or act on behalf of, and to make decisions that are binding on, the party such person is representing for the purposes for which such person has been appointed and when used herein as applying to COMPANY, for purposes of inspection and approval of Construction Work, shall include any person representing or acting on behalf of any lender of COMPANY. A person designated as a representative for a limited purpose, e.g., to conduct audits, shall not be
                                                                          ---
a representative for any other purpose. COMPANY'S Representatives shall include any independent Person retained by COMPANY to implement financial and cost controls or to examine and advise COMPANY regarding financial or cost matters.

          1.6.6 Expressions such as "SERVICE THE FACILITY" and "SERVICING THE FACILITY" where used herein shall be understood as requiring or referring to the performance of such work as is normally needed to recondition the equipment for resuming operation after a shutdown thereof as, for example, routine purging, unplugging, cleaning or plating up of equipment; installing fresh operating supplies; making such routine pressure tests as are needed before resuming operation; and the like.

          1.6.7 The term "SITE BOUNDARY LINES" where used herein shall be understood to refer to the boundaries of the Site designated as such in the Contract Documents.

          1.6.8 The term "SUBCONTRACTOR" where used herein shall mean a corporation, association, partnership, joint venture, limited liability company, trust or other business entity or individual (other than an employee) who contracts with CONTRACTOR (or with any subcontractor) to (i) perform part of CONTRACTOR'S work, whether at the Site or elsewhere, or (ii) furnish materials for the Facility and also erect or install same at the Site.

          1.6.9 The term "SUPPLIES" where used herein shall mean those goods or commodities which enter into the construction of the temporary structures or temporary lines that are needed at the Site in connection with work on the Facility, and goods or commodities of a rapidly consumable nature that are used by the mechanical or building trades at the Site for work on the Facility.

          1.6.10 The term "SYSTEM" where used herein shall include, without limitation (i) a functionally related group of elements, such as a group of interacting mechanical or electrical components such as the ultra pure water system or the HVAC system for the Fab and Clean Room, or (ii) a structurally related group of elements, such as a building.

          1.6.11 The term "VENDOR" where used herein shall mean a corporation, association, partnership, joint venture, limited liability company, trust or other business entity or individual (other than an employee) who furnishes, or is qualified to furnish, materials or construction supplies for the Facility but does not erect or install said materials at the job site. However, vendors may in some cases furnish erection engineers to supervise such erection or installation.

          1.6.12 The term "WORK" where used herein shall mean all design development work, engineering work and Construction Work necessary or desirable to perform the Contract and complete the Facility.

          1.6.13 The term "WORKING DAYS" where used herein shall mean Monday through and including Friday of each week but excluding all such days that are recognized as holidays by the State of Saxony.

                                   ARTICLE 2
                                   PERSONNEL

     2.1  EMPLOYMENT BY CONTRACTOR OF QUALIFIED PERSONNEL.  CONTRACTOR shall
          -----------------------------------------------
assign its senior personnel and professional and technical staff to the Project to the extent necessary to assure that CONTRACTOR'S obligations under the Contract are carried out. These personnel shall be identified in the Project Procedures Manual. CONTRACTOR shall not remove or replace such individuals without COMPANY'S prior written consent unless COMPANY requests such removal or replacement. Company shall not unreasonably withhold its consent to such removal or replacement.

          2.1.1  QUALIFIED DESIGN PROFESSIONALS.  Design services shall be
                 ------------------------------
performed by qualified architects, engineers and other professionals licensed (if required by the laws of Saxony or of Germany) to provide such services in the State of Saxony, Germany.

          2.1.2  QUALIFIED CONSTRUCTION PROFESSIONALS.  Construction services
                 ------------------------------------
shall be performed by qualified subcontractors and vendors licensed (if required by the laws of Saxony or of Germany) to provide such services and materials in the State of Saxony, Germany.

     2.2  CONTRACTOR'S SUPERINTENDENTS
          ----------------------------

          2.2.1  SENIOR PROJECT CONSTRUCTION SUPERINTENDENT.  CONTRACTOR shall
                 ------------------------------------------
appoint the individual identified in the Project Procedures Manual as the senior Project construction superintendent to act as the full-time senior Project construction superintendent on the Project, fully authorized to give such orders as may be necessary for the proper execution and continuance of the Construction Work. CONTRACTOR'S senior Project construction superintendent shall have the authority to make decisions that are binding on Contractor, and all decisions made by CONTRACTOR'S senior Project construction superintendent shall be binding on CONTRACTOR. Written notice from COMPANY to said senior Project construction superintendent of the existence of any imperfections in workmanship or materials, or of the use by CONTRACTOR of any unsafe methods in any or all of its various activities in connection with the Construction Work at the Site, or of any other matter relating to the performance of the Construction Work, shall be considered to be notice to CONTRACTOR. The individual acting as CONTRACTOR'S senior Project construction superintendent shall not be changed during the course of the Construction Work, except with the written consent or at the request of COMPANY. COMPANY shall not unreasonably withhold its consent to such change. If such individual proves to be unsatisfactory to CONTRACTOR or ceases to be employed by CONTRACTOR, COMPANY agrees to act reasonably in consenting to his replacement. Any individual acting as senior Project construction superintendent shall be experienced and competent. The senior Project construction superintendent shall act as a Representative of CONTRACTOR, and shall have complete authority to represent and to act for CONTRACTOR.

          2.2.2  APPOINTMENT OF SUPERINTENDENTS REQUIRED BY LAW.  CONTRACTOR
                 ----------------------------------------------
directly or by subcontractor acceptable to COMPANY shall provide a respective superintendent [Bauleiter] and technical superintendent [Fachbauleiter] as required by the law applicable to the Site.

     2.3  CONSTRUCTION PERSONNEL.
          ----------------------

          2.3.1  SUPERVISION OF CONSTRUCTION PERSONNEL.  CONTRACTOR shall give
                 -------------------------------------
efficient supervision to the work, using its best skill and attention. CONTRACTOR shall keep on the Construction Work, during its progress, competent supervisory personnel. COMPANY shall have the right to approve the assignment of supervisory personnel to the Project, and COMPANY shall not unreasonably withhold its approval of any such assignment.

          2.3.2  CONTRACTOR'S RESPONSIBILITY FOR PERSONNEL.  CONTRACTOR shall be
                 -----------------------------------------
responsible to COMPANY for CONTRACTOR'S employees and for the subcontractors, vendors and other persons retained by CONTRACTOR, including their agents, subcontractors and employees. CONTRACTOR shall replace any officer, employee or agent of CONTRACTOR, or any officer, employee or agent of any subcontractor or vendor, assigned to the Project upon COMPANY'S reasonable request. CONTRACTOR shall remove any individual from the Project when requested to do so by COMPANY'S Representative. CONTRACTOR shall employ in the Construction Work only competent persons fit and skilled for the work assigned and shall at all times enforce strict discipline and good order. Whenever any person shall appear to be incompetent or to act in a disorderly or improper manner, CONTRACTOR shall immediately or within the shortest reasonable time remove such person from the Construction Work.

     2.4  NO RELATIONSHIP WITH COMPANY.  Nothing contained in the Contract shall
          ----------------------------
create any obligation or contractual relationship between COMPANY on the one hand and the architects, engineers, subcontractors, vendors and other persons retained or employed by CONTRACTOR on the other hand. COMPANY shall not have any right under this Agreement or the other Contract Documents (defined in
Section 3.1) to direct subcontractors or vendors to take or omit to take any
------------
action. COMPANY shall deal only with CONTRACTOR, and CONTRACTOR shall be responsible for determining whether or not any subcontractor or vendor is required to take or omit to take any action and for determining the nature of any action that must be taken or omitted by any subcontractor or vendor. CONTRACTOR shall assure that every subcontractor and vendor is aware of these limitations on COMPANY. If any provision of the Contract requires any subcontractor, vendor or other third person to take, or refrain from taking some action, such provision shall be interpreted to mean that CONTRACTOR shall cause such third person to take, or refrain from taking, such action.


     2.5  COMPANY'S AND CONTRACTOR'S REPRESENTATIVES.  CONTRACTOR and COMPANY
          ------------------------------------------
shall each designate in writing one Representative who shall have the full authority to represent and to act on behalf of, and to make decisions that are binding on CONTRACTOR or COMPANY, respectively, in all matters arising under the Contract. COMPANY'S Representative is sometimes referred to herein as "COMPANY'S PROJECT MANAGER." CONTRACTOR and COMPANY shall each notify the other of the name of their respective Representative and of any changes in the individual who holds that position. CONTRACTOR'S and COMPANY'S respective Representatives shall have the authority to delegate to other individuals all or part of their full authority (except that COMPANY'S Project Manager may not
                              ------
delegate his authority to approve increases or decreases in the Budgeted Cost of the Work (defined in Section 16.3.1 hereof)). If Contractor's senior Project
                     --------------
construction superintendent is not Contractor's

Representative, then Contractor's Representative shall delegate to the senior Project construction superintendent the authority specified in Section 2.2.1. It
                                                               -------------
is understood that only one Representative of COMPANY shall have authority to approve increases or decreases in the Budgeted Cost of the Work.

     2.6  PERSONNEL PROFICIENCY IN ENGLISH.  The senior Project construction
          --------------------------------
superintendent, the superintendent [Bauleiter], the technical superintendent [Fachbauleiter] and all other senior construction personnel shall be able to speak and write English with a reasonable degree of fluency considering the nature and requirements of the Project.

     2.7  EMPLOYMENT OF LEGAL WORKERS.  CONTRACTOR shall be responsible for
          ---------------------------
assuring that all of CONTRACTOR'S and its subcontractors' and vendors' employees have necessary visas and have the legal right to be present at the Site or anywhere else where the work is being performed and to be employed in the work and that none of such employees are illegal immigrants.

     2.8  COMPLIANCE WITH LAW AND PROMPTITUDE IN HIRING AND REPLACING PERSONNEL.
          ---------------------------------------------------------------------
The removal, replacement and hiring of personnel by CONTRACTOR shall be done in accordance with the laws of the State of Saxony or other applicable law. Replacements for removed personnel shall be hired for the Project within a period of time that does not affect the Cost of the Work or the Project Schedule.

                                   ARTICLE 3
                              CONTRACT DOCUMENTS

     3.1  CONTRACT DOCUMENTS.  The "CONTRACT DOCUMENTS" consist of this
          ------------------
Agreement (including the Exhibit and Schedules attached or to be attached hereto and the documents incorporated herein by reference), the Project Schedule, the Project Budget, each Estimate of Project Cost, the Project Safety Manual and the Project Procedures Manual which are currently being prepared, the Design Documents to be prepared by CONTRACTOR and approved by COMPANY pursuant to
Article 4 hereof, any Addenda to this Agreement entered into between COMPANY and
---------
CONTRACTOR and any Change Orders pursuant to Article 10 hereof.  This Agreement
                                             ----------
and the other Contract Documents shall constitute the Contract between the parties. The Project Safety Manual and the Project Procedures Manual and the Estimate of Project Cost and the Design Documents to be prepared by CONTRACTOR and approved by COMPANY pursuant to Article 4 hereof and any Change Orders
                                    ---------
pursuant to Article 10 hereof, are hereby made a part hereof as effectively as
            ----------
if actually set forth herein in full. It is understood and agreed that whenever the term "CONTRACT DOCUMENTS" is used in this Agreement, it shall mean the Contract Documents as approved by COMPANY except that, in the event the parties hereto mutually agree to any modifications of the Contract Documents, it shall mean the Contract Documents as so modified.

     3.2  RESOLUTION OF CONFLICTS.  If any of the other Contract Documents
          -----------------------
(other than any Addenda to this Agreement) are found to conflict with this Agreement, then this Agreement shall control. Furthermore, should there be a conflict between any of the other Contract Documents (other than any Addenda to this Agreement), the Contract Document bearing the later date shall control. Notwithstanding the foregoing, if a document with a later date adversely affects another portion of the Facility covered by a document with an earlier date, the parties shall cooperate to remove the adverse effect. In cases where a conflict exists between any parts of the Contract Documents after application of the foregoing provisions, and adoption of one of the conflicting alternatives would jeopardize CONTRACTOR'S warranties and guarantees hereunder while adoption of the other would not, the alternative which would not jeopardize CONTRACTOR'S warranties and guarantees shall control unless the construction involved therein would be unsafe in which case the parties hereto shall cooperate in revising one of the aforesaid alternatives to remove the objections of jeopardy to warranties and guarantees and hazards to safety and such revised alternative shall then control.

     3.3  LANGUAGE OF CONTRACT DOCUMENTS.  The Contract Documents shall be in
          ------------------------------
English. CONTRACTOR may utilize a German translation of the Contract Documents, but, as provided in Section 38.5 below, the English version shall be
                    ------------
controlling.

                                   ARTICLE 4
                               DESIGN DOCUMENTS

     4.1  DETAILED DESIGN.  CONTRACTOR shall prepare a detailed design of the
          ---------------
Facility based on the Fab 30 Preliminary Design and conforming to the requirements set forth in the Contract. It is agreed that, in regard to matters which are not covered in the Contract, the design and specifications for the Facility shall be based on and conform to COMPANY'S Facility Performance Criteria and the Fab 30 Preliminary Design.

     4.2  PRE-CONTRACT DESIGN.  CONTRACTOR commenced its design services prior
          -------------------
to execution of this Agreement. For all of such work performed prior to the date of this Agreement, CONTRACTOR shall be paid on the basis of CONTRACTOR'S cost, determined pursuant to Article 16, plus a fee as set forth in Article 16.
                             ----------                             ----------
All design work performed prior to the execution of this Agreement shall be incorporated into and become a part of the design development work to be performed by CONTRACTOR under this Agreement. CONTRACTOR'S obligations contained in the Contract, including without limitation CONTRACTOR'S warranties and guarantees, shall encompass such pre-Contract design work.

     4.3  DESIGN DEVELOPMENT PHASE.  CONTRACTOR shall review the Fab 30
          ------------------------
Preliminary Design to ascertain the requirements of the Facility and shall review the understanding of such requirements with COMPANY. CONTRACTOR shall submit to COMPANY a proposal based upon the Fab 30 Preliminary Design that shall consist of preliminary design drawings, outline specifications and other documents to preliminarily describe the size and character of the entire Facility, its architectural, structural, plumbing, mechanical and electrical systems, and the materials and such other elements of the Facility as may be appropriate. During the design development phase, CONTRACTOR shall prepare for COMPANY'S approval: (i) overall site plans and building layouts indicating the location, placement and interrelationship of proposed structures, parking facilities, on-site egress and ingress, service areas, utilities, water, wastewater disposal, sewage disposal and other applicable site improvements to establish the basic scope of the Facility; (ii) typical floor plans, major building sections, and elevations in sufficient detail to indicate the layout, basic architectural character, and design treatment of the Facility; (iii) an itemized gross area tabulation for all structures, site development, and other improvements included in the Facility; (iv) perspective renderings delineating the overall design concept of the Facility; and (v) if COMPANY requests, a block study model of the Facility as a means of further illustrating the general layout and design intent. The foregoing shall be provided for each Construction Phase. At that time, CONTRACTOR shall also submit on a preliminary basis an Estimate of Project Cost, a proposed Project Budget, a proposed Project Schedule for completion of the Construction Work and other preliminary information necessary to design and budget the Facility.

          4.3.1 CONTRACTOR shall provide a preliminary evaluation of the program and the Project Budget requirements.

          4.3.2 CONTRACTOR shall review with COMPANY alternative approaches to design and construction of the Project. CONTRACTOR shall engage in such "Value Engineering" with reasonable diligence and effort throughout the duration of the Project. However, COMPANY shall not be obligated to accept changes resulting from CONTRACTOR'S Value Engineering.

Based on the approved design documents, approved program and approved Project Budget requirements, and any adjustments authorized by COMPANY in the program or Project Budget or Project Schedule, CONTRACTOR shall prepare, for approval by COMPANY, design documents to fix and describe the size, quality and character of the entire Facility, its architectural, structural, plumbing, mechanical and electrical systems, materials and such other elements of the Facility as may be appropriate. CONTRACTOR shall submit to COMPANY a further Estimate of Project Cost.

     4.4  FINAL DESIGN PHASE.  Based on the approved design documents and any
          ------------------
further adjustments in the scope or quality of the Facility or in the Project Budget and Project Schedule, CONTRACTOR shall prepare, for approval by COMPANY, construction documents consisting of specifications, drawings and data sheets setting forth in detail the requirements for the construction of the Facility. Drawings shall be in sufficient detail to define layouts and routings of the required work for all construction disciplines involved so as to avoid field construction conflicts and field rework. CONTRACTOR shall advise COMPANY of any adjustments to previously submitted Project Schedule, Project Budget and Estimate of Project Cost indicated by changes in requirements or changes in market conditions. CONTRACTOR shall consult with and coordinate the preparation of the Project Schedule, Project Budget and Estimate of Project Cost with COMPANY.

     4.5  SPECIFICATIONS AND DRAWINGS.  CONTRACTOR shall prepare or obtain any
          ---------------------------
and all specifications and drawings that are needed for obtaining proper materials and constructing and erecting the Facility. In addition to all other requirements of the Contract relating to specifications and drawings, CONTRACTOR shall submit to COMPANY two sets in electronic media form of all drawings and specifications developed by CONTRACTOR or any subcontractor or vendor. COMPANY shall review and approve CONTRACTOR'S job specifications, CONTRACTOR'S planning drawings, plot plans, process flow diagrams, instrumentation drawings, equipment layout sketches, mechanical diagrams, electrical diagrams, instrument control drawings, and any other plans, drawings, and diagrams as well as all equipment data sheets and specifications. As far as possible, the use of untried or unproved innovations in design, materials and construction shall be avoided and in no event shall such innovations be incorporated in the Facility without the written consent of COMPANY, which consent may be withheld in COMPANY'S business judgment exercised in good faith.

     4.6  DATA SHEETS.  CONTRACTOR shall furnish to COMPANY the data sheets
          -----------
(including subcontractors' and vendors' drawings, design data, etc.) that may be needed for COMPANY'S use in checking or approval of specifications and drawings pertaining to the Facility. These data sheets and related material shall be subject to COMPANY'S approval and shall be delivered to COMPANY along with or in advance of the specifications and drawings to which they apply. However, the parties understand that data sheets are a part of the specifications to which they apply.

     4.7  QUANTITIES AND RECIPIENTS OF DESIGN DOCUMENTS.  CONTRACTOR shall
          ---------------------------------------------
furnish to COMPANY all plans, specifications, drawings, data sheets, reports, requisitions, purchase orders, subcontracts, calculations, etc., as listed in COMPANY'S "DISTRIBUTION SUMMARY SHEET" and in the quantities specified therein. The Distribution Summary Sheet shall be jointly developed by CONTRACTOR and COMPANY and included in the Project Procedures Manual.

     4.8  AS BUILT DOCUMENTS.  Upon completion of the Facility, and prior to
          ------------------
Final Acceptance (as defined in Section 15.3.1 below), CONTRACTOR shall deliver
                                --------------
to COMPANY the final plans, specifications, drawings and data sheets on paper and in electronic media form; the said final plans, specifications, drawings and data sheets shall be the complete and correct description of all workmanship and materials as finally installed in the Facility. CONTRACTOR shall also furnish a complete set of "as built" reproducible tracings on paper and in electronic media form of all drawings which CONTRACTOR has prepared specifically for and used on this job. CONTRACTOR shall also furnish to COMPANY all other plans, specifications, drawings, data sheets, manuals, reports and other documents required by the Articles 28 and 29 below.
                          -----------     --

     4.9  COMPANY NOT APPROVING OR WAIVING.  Neither COMPANY'S receipt of Design
          --------------------------------
Documents or of copies of purchase orders, subcontracts or other documents nor its failure to comment on provisions thereof shall be construed as an approval of any such provisions or operate as a waiver of, or in any way modify, any of CONTRACTOR'S obligations and responsibilities hereunder or thereunder. However, COMPANY shall respond to all Design Documents within the time periods specified in Article 5 and to all purchase orders and subcontracts within the time periods
   ---------
specified in Section 9.2.1.
             -------------

     4.10 OPERATING MANUAL.  CONTRACTOR shall furnish COMPANY as soon as
          ----------------
possible (but in any event at least 30 calendar days prior to the System Performance Test (defined in Section 25.1) for each system within the Facility)
                             ------------
the material relating to such system required from CONTRACTOR for the operating manual which COMPANY shall prepare for use in the operation of the Facility -C said material to be of the kind and in the quantities specified in COMPANY'S DISTRIBUTION SUMMARY SHEET which shall be part of the Project Procedures Manual. The drawings for the operating manual shall be made from CAD and text files furnished by CONTRACTOR. It is understood that CONTRACTOR shall review the operating manual and either approve it or offer suggestions for improving it.

     4.11 OWNERSHIP OF DOCUMENTS.  CONTRACTOR hereby transfers to COMPANY and
          ----------------------
any Affiliate (defined in Section 32.4.1) of COMPANY the right to use or modify,
                          --------------
during or after the term of this agreement and free of charge, all documents, electronic media and other design items prepared or developed by CONTRACTOR in connection with or associated with the performance of the Contract, including but not limited to all Design Documents, plans, specifications, drawings, data sheets, photos, negatives, film, diskettes, programs, copies, reports, calculations, summaries, maps, models and samples, in connection with the Facility or any other facility owned by COMPANY or any Affiliate of COMPANY, for any purpose, including without limitation, construction, modification or reconstruction of the Facility or other facilities. COMPANY'S or COMPANY'S Affiliate's use shall include the right to make copies or reproductions. Any intellectual property provided by CONTRACTOR, including but not limited to know how, copyrights, or other legally protectable rights, used or developed by Contractor in connection with or in the course of the performance of the Contract shall remain the property of CONTRACTOR and CONTRACTOR may elect to seek protection for such intellectual property at its discretion. In particular, CONTRACTOR may use such intellectual property in connection with the construction of other facilities. To the extent any subcontractor or vendor shall be preparing or developing documents, electronic media or other design items referenced in this Section, CONTRACTOR shall use its best efforts to include in all such subcontracts or purchase orders and consulting agreements entered into by CONTRACTOR appropriate clauses to ensure COMPANY'S foregoing rights of use. (For example, but without limiting the foregoing, CONTRACTOR shall use its best efforts to ensure that all subcontractors and vendors convey and grant to COMPANY the foregoing rights of use of the documents, electronic media or other design items developed in connection with or associated with the performance of the Contract.)

     4.12 OBTAINING PERMITS.  CONTRACTOR shall apply for, secure and pay for the
          -----------------
building permit and any other permits, governmental approval of Design Documents, licenses and inspections by governmental agencies with jurisdiction over the Project as may be necessary to commence, prosecute and complete the

Construction Work and use and occupy the Facility. CONTRACTOR shall comply with and give notices required by law and lawful orders of public authorities bearing on performance of the Construction Work. CONTRACTOR shall apply for the building permit and other permits in sufficient time to receive them by the time called for in the Project Schedule. Any delay in the Project Schedule caused by CONTRACTOR'S late application for a permit (that CONTRACTOR has the responsibility of obtaining) that results in an increase in the Cost of the Work shall be paid by CONTRACTOR.

     4.13    COMPLIANCE WITH CODE REQUIREMENTS.  CONTRACTOR shall review
             ---------------------------------
applicable zoning ordinances and building codes and shall prepare the Design Documents in conformance to all applicable legal requirements and design restrictions.

                                   ARTICLE 5
                          APPROVAL OF DESIGN DOCUMENTS

     5.1  APPROVAL BY COMPANY.  COMPANY will designate in writing one
          -------------------
Representative who shall have full authority to approve or disapprove on behalf of COMPANY all Design Documents which CONTRACTOR is required to submit to COMPANY for approval in accordance with the provisions of Article 4 hereof.
                                                          ---------
Except as provided to the contrary in Section 5.3 below, CONTRACTOR shall not
                                      -----------
release orders to vendors, to subcontractors, to CONTRACTOR'S shops, or to CONTRACTOR'S field construction department until COMPANY has approved all specifications, drawings, and data sheets that apply to such orders. CONTRACTOR shall furnish to COMPANY plans, specifications, drawings, data sheets, Project Schedule, Project Budget and Estimate of Project Cost not later than the dates set forth in the document entitled "AMD Fab 30 Dresden", plot date 10/10/96, which by this reference is made a part hereof. COMPANY shall have ten (10) working days after its receipt of plans, specifications, drawings and data sheets to approve or comment on such plans, specifications, drawings and data sheets submitted by CONTRACTOR to COMPANY for approval or comment. COMPANY shall have ten (10) working days after its receipt of the Project Schedule, Project Budget and then current Estimate of Project Cost to approve or comment thereon. In the event of force majeure, the time for approval shall be extended by the period of time COMPANY has been prevented from acting. In cases where COMPANY submits comments on any such plans, specifications, drawings, data sheets or other documents, CONTRACTOR shall make the revisions necessary to obtain COMPANY'S approval thereof and shall submit in writing the amount of any additional costs associated with the changes requested by COMPANY. Such revised plans, specifications, drawings, data sheets and other documents shall be submitted to COMPANY for approval currently as the revisions are made. In the event that COMPANY fails to approve or comment on any of the aforesaid plans, specifications, drawings, data sheets or other documents within ten (10) working days and CONTRACTOR has fulfilled all its obligations in connection with securing approval thereof, then CONTRACTOR may notify COMPANY in writing if COMPANY'S delay would have an effect on the critical path set forth in the Project Schedule or would increase the Budgeted Cost of the Work set forth in the Project Budget. In such a case, if COMPANY requests, CONTRACTOR shall prepare a Schedule Recovery Plan (including associated costs) for COMPANY'S consideration. COMPANY may authorize CONTRACTOR to begin Construction Work depicted on those Design Documents as to which Company's approval has been delayed and any rework costs caused by COMPANY'S delay in approval shall become Reimbursable Costs (defined in Section 16.1), and the Budgeted Cost of the Work
                               ------------
shall be adjusted pursuant to Section 14.4.  If COMPANY is delayed in acting on
                              ------------
any plans, specifications, drawings, or data sheets by reason of CONTRACTOR'S failure to fulfill any of its obligations in connection with securing approval thereof, COMPANY shall notify CONTRACTOR of such failure within the aforesaid allotted time; and the aforesaid time allowed COMPANY for acting on the plans, specifications, drawings, and data sheets involved in the delay shall then be deemed to commence after CONTRACTOR rectifies such failure. The periods herein allowed COMPANY for acting on plans, specifications, drawings and data sheets shall be understood to refer to the time during which such plans, specifications, drawings, and data sheets are actually in the possession of the Representative designated by COMPANY to act on such matters (or in possession of his office or deputy, in case of said Representative's absence); and shall not include any time during which said plans, specifications, drawings, data sheets, or notices of approval or disapproval of them, are in transit. CONTRACTOR is deemed to have included sufficient time periods for review and approval by COMPANY, of all Design Documents and shop drawings and submittals within the Project Schedule. As regards all other engineering work performed by CONTRACTOR hereunder, COMPANY shall have the right to review said engineering work currently to the extent COMPANY finds desirable, and if any question shall arise as to design adequacy, CONTRACTOR shall satisfy COMPANY of the soundness of its proposed design and specifications. CONTRACTOR shall make such modifications in its engineering work as are necessary to conform with the approved plans, specifications, drawings, and data sheets and to correct errors or faulty design.

     5.2  SCHEDULE OF SUBMITTALS.  To avoid overtaxing COMPANY'S facilities for
          ----------------------
reviewing and checking plans, specifications, drawings, data sheets, Project Schedule, Project Budget and Estimate of Project Cost, CONTRACTOR shall plan and publish a schedule defining when CONTRACTOR will submit said plans, specifications, drawings, data sheets, Project Schedule, Project Budget and Estimate of Project Cost. Such plan shall be consistent with the document entitled "AMD Fab 30 Dresden" referred to in Section 5.1. To expedite such
                                             -----------
work, as rapidly as CONTRACTOR prepares or obtains said documents, CONTRACTOR shall, when and if requested to do so, furnish COMPANY (for information purposes only) preliminary issues of those documents that CONTRACTOR is preparing, in advance of their final completion.

     5.3  BULK ORDERS.  Any provision in Section 5.1 of this Article 5 to the
          -----------                    -----------         ---------
contrary notwithstanding, CONTRACTOR may release bulk orders for such materials as pipe, ordinary valves and fittings, reinforcing steel, electrical wire, conduit and fittings, brick, and the like without COMPANY'S prior approval of the drawings and data sheets applying to said materials, provided COMPANY
                                                            --------
shall have approved such bulk orders and their release in writing prior to the release and said materials are ordered in accordance with applicable specifications approved by COMPANY.

     5.4  RETURN OF DESIGN DOCUMENTS TO CONTRACTOR.  One copy each of all plans,
          ----------------------------------------
specifications, drawings, and data sheets submitted to COMPANY for approval shall be returned to CONTRACTOR marked either "APPROVED," "APPROVED AS MARKED," or "REVISE AS INDICATED." However, CONTRACTOR shall not release orders or begin work covered by any plans, specifications, drawings, or data sheets that are returned to it marked "REVISE AS INDICATED"; and all such plans, specifications, drawings, and data sheets shall be first revised by CONTRACTOR and resubmitted to COMPANY for its approval and such approval obtained before any orders are released or work is begun thereunder. All requirements hereinbefore set forth pertaining to the approval of plans, specifications, drawings, and data sheets shall apply with equal force to any and all revisions of plans, specifications, drawings, and data sheets. COMPANY'S marking any plans, specifications, drawings and data sheets as aforesaid shall not relieve CONTRACTOR of its responsibilities under the Contract, and all approvals or revisions by COMPANY shall be subject to the limitations expressed in Section 5.5.
                                                 -----------

     5.5  NATURE OF COMPANY'S APPROVAL OF DESIGN DOCUMENTS.  COMPANY'S approval
          ------------------------------------------------
or revision of plans, specifications, drawings, or data sheets, or of any other material submitted to it for approval pursuant to Article 4 hereof, is not
                                                  ---------
intended to replace or supersede in any way CONTRACTOR as the architect and engineer of the Project, will not relieve CONTRACTOR of its full and sole responsibility to provide the design and engineering services for the Project, will not operate as a waiver of, or in any modify, any of CONTRACTOR'S obligations and responsibilities hereunder or thereunder and will not in any way alter the complete and sole responsibility of CONTRACTOR to design and engineer a Facility of lawful, satisfactory design, construction, and operation. If COMPANY insists upon a design that CONTRACTOR states in writing is unsuitable and states CONTRACTOR'S reasons for so concluding, CONTRACTOR shall not be liable for any problems caused by such design. As stated in Section 1.3.4,
                                                             -------------
CONTRACTOR is not responsible for the design of the Wafer Process Equipment.

     5.6  DELAY BY CONTRACTOR OR COMPANY IN DELIVERY OF DESIGN DOCUMENTS.
          --------------------------------------------------------------

     5.6.1  DELAY BY CONTRACTOR IN DELIVERY.  In the event CONTRACTOR fails to
            -------------------------------
deliver any Design Documents or other items, including without limitation submittals or shop drawings, to COMPANY by the dates agreed upon, CONTRACTOR shall develop a Schedule Recovery Plan. Should any additional costs to the Project occur as a result of such delay(s) or the effort(s) necessary to recover therefrom, all such costs shall be solely for CONTRACTOR'S account. Such delays shall not result in a change in the Project Schedule.

     5.6.2  DELAY BY COMPANY IN DELIVERY.  In the event COMPANY fails to respond
            ----------------------------
to such Design Documents or other items within ten (10) working days in accordance with Section 5.1, then (a) CONTRACTOR shall have the right to give
                -----------
COMPANY'S Representative 24-hours notice of such failure in accordance with

Section 14.4.4.
--------------

                                   ARTICLE 6
                                     SITE

     6.1  EASEMENTS PROVIDED BY COMPANY.  Subject to the understanding that
          -----------------------------
CONTRACTOR shall procure all business licenses and business permits that it may need in connection with its work under the Contract, and will obtain all building permits and other governmental authorizations and approvals, COMPANY shall obtain all rights and easements required in connection with the development of the Site; and CONTRACTOR shall comply with all the provisions thereof insofar as said provisions apply to the execution of CONTRACTOR'S work under the Contract. Both parties shall cooperate in assisting in the other party's efforts to obtain such permits, licenses and easements.


     6.2  CONDITION OF SITE.  The Site upon which the Facility is to be located
          -----------------
will be turned over to CONTRACTOR "As Is" in the condition it is in on the date of such delivery. CONTRACTOR shall perform such geotechnical, meteorological, soil and other tests as CONTRACTOR deems necessary during the design of the Facility. CONTRACTOR shall be responsible for all conditions which are known, or reasonably should have been known, to be affecting the Site, except pre-existing environmental contaminants, pollutants and hazardous and solid wastes, located on or under the Site, unless CONTRACTOR or any of its subcontractors, vendors, agents or representatives released or otherwise caused any environmental contaminants, pollutants or waste to be present at the Site, in which case CONTRACTOR'S indemnity set forth in Section 20.1 shall apply to such
                                               ------------
environmental contaminants, pollutants or waste. In the course of performing the Construction Work, CONTRACTOR shall execute all work related to the Site such as excavating, trenching, back-filling, filling, compacting, grading and landscaping. If CONTRACTOR is requested by COMPANY to perform the work, such work shall also include any work necessary to remedy environmental problems which may be discovered in the course of carrying out the project (such as, e.g., the removal of contaminated soil and the removal of underground tanks, chemicals or munitions). The public law responsibility of COMPANY as owner of the Site vis-a-vis the State of Saxony and the City of

Dresden shall not be affected hereby. To the extent that additional fill material is needed for this work, CONTRACTOR shall provide same. CONTRACTOR shall remove the excess spoil and back-fill material from the job site and dispose of it, in a manner satisfactory to COMPANY, as required by law applicable to the Site and as specified in the Contract Documents. All net proceeds from the disposition of soil taken from the Site shall be applied to pay CONTRACTOR'S excavation and other costs hereunder and shall be shown as a credit on the next Application for Payment submitted by CONTRACTOR pursuant to
Section 17.1 below.
------------

     6.3  BENCHMARK.  COMPANY and CONTRACTOR shall agree on a suitable bench-
          ---------
mark and reference points for locating the Facility and the Site boundary lines. CONTRACTOR shall thereafter establish from said bench-mark and reference points the elevations and lines required for the proper location of all materials to be installed by CONTRACTOR. It shall be CONTRACTOR'S responsibility to preserve the aforesaid bench-mark and reference points in an undisturbed condition.

     6.4  UNDERGROUND UTILITIES.  CONTRACTOR shall determine the exact locations
          ---------------------
of existing underground utility and service lines indicated on the drawings before starting work and shall make suitable provisions for their protection. CONTRACTOR shall install all utility and service lines and facilities required as a part of the Facility.

                                   Article 7
                              Acceptance of Site

     7.1  CONTRACTOR'S INSPECTION OF SITE.  CONTRACTOR'S delivery to COMPANY of
          -------------------------------
the Design Documents, the Project Schedule and the Project Budget shall be deemed an acknowledgment that it has examined and is familiar with the Site upon which the Facility is to be erected and has, by careful investigation satisfied itself as to the location of the Site and the areas assigned to it for its uses, the conformation of the ground, sub-surface, environmental and other soil conditions, the difficulties attending the execution of the Construction Work, the general and local labor conditions, and all other matters which can in any way affect the execution of the Construction Work. A list of the site studies furnished by COMPANY to CONTRACTOR, which CONTRACTOR has reviewed, is attached hereto as Schedule 7.1 and made a part hereof. CONTRACTOR shall be
                   ------------
responsible for all conditions which is known, or reasonably should have been known, to exist below the surface of the ground, excluding pre-existing environmental contaminants, pollutants and waste.

                                   ARTICLE 8
                       CONDUCT OF THE CONSTRUCTION WORK

     8.1  CONSTRUCTION IN ACCORDANCE WITH APPROVED DESIGN DOCUMENTS.  CONTRACTOR
          ---------------------------------------------------------
shall construct the Facility on the Site and in accordance with the Design Documents approved by COMPANY.

     8.2  PARTIES' RELATIONSHIP.  Both parties hereto undertake to cooperate
          ---------------------
with each other. CONTRACTOR will therefore furnish its best skill and judgment in fulfillment of its contractual obligations.

     8.3  EFFICIENT ADMINISTRATION.  CONTRACTOR shall furnish efficient business
          ------------------------
administration and supervision, shall use every effort to keep engaged in the Construction Work at all times an adequate supply of qualified workmen and materials, and shall execute the Construction Work in the most expeditious manner consistent with the interests of COMPANY and the provisions of the Contract. If the services of vendors' erection engineers are required for supervising the installation of any materials, CONTRACTOR shall arrange for said services promptly as needed.

     8.4  "BUILD CLEAN" PROTOCOL.  CONTRACTOR shall prepare an effective and
          ----------------------
efficient "Build Clean" protocol that shall insure that all clean areas of the Facility shall meet COMPANY'S requirements for particulate-free, clean areas during construction and after completion of construction. CONTRACTOR shall submit the Build Clean protocol to COMPANY for approval, shall make such changes in the protocol as COMPANY may require, and after COMPANY has approved the protocol, shall implement and observe this protocol at all times. CONTRACTOR shall comply with the Build Clean protocol at all times during construction of the Facility.

     8.5  EQUIPMENT STANDBY.  In the event of a suspension of Construction Work
          -----------------
pursuant to Article 34, CONTRACTOR shall submit to COMPANY, by 12:00 noon of
            ----------
each working day, a complete listing of all equipment on standby. Said listing is to specify the exact location of each item of equipment. All items of equipment shall be made available for inspection by COMPANY on the same day as listed. Items not listed on the standby equipment listing and/or items not available for inspection and/or items not in a condition to be used in pursuit of completion of the construction activities on the same day as listed shall not be eligible for standby consideration.

     8.6  CONSTRUCTION BY COMPANY.  COMPANY reserves the right to enter the Site
          -----------------------
for the purpose of constructing, with its own forces or through other contractors, such collateral work for the Facility as COMPANY may desire to construct. Such collateral work shall be carried on in such manner and constructed at such times that it will not unreasonably interfere with the work of CONTRACTOR; and, subject to this proviso, CONTRACTOR hereby agrees that it will not interfere with or prevent (nor allow its subcontractors to interfere with or prevent) the construction of such collateral work. In the event the construction of such collateral work causes CONTRACTOR to incur additional costs, COMPANY shall pay such additional costs.

     8.7  COMPATIBLE LABOR.  CONTRACTOR shall undertake reasonable efforts to
          ----------------
furnish labor that is compatible with other labor in the area of the Facility.

     8.8  LABOR AGREEMENT PRACTICES.  CONTRACTOR shall keep itself and COMPANY
          -------------------------
fully advised as to all pertinent local and regional labor agreement practices, including any labor contract negotiations occurring during the term of this Contract. In the event CONTRACTOR has a collective bargaining agreement, either locally or nationally with a labor union engaged in local negotiations or if CONTRACTOR will be affected, either directly or indirectly, by the outcome of said local negotiations, CONTRACTOR agrees to join in said negotiations, if legally permissible, and participate or associate itself with any local contractors involved in said negotiations in an endeavor to resolve the labor dispute.

     8.9  OVERTIME LABOR.  In case COMPANY requests CONTRACTOR in writing to
          --------------
employ any overtime labor at the Project, CONTRACTOR shall comply with such request provided the requisite labor and materials are available. However, except at the written request of COMPANY or with COMPANY'S prior written approval, neither CONTRACTOR nor any of its subcontractors shall adopt any schedule of wages and hours for work on the Project which involves the routine use of overtime labor or the payment of bonuses in addition to the prevailing wage scales. Such request for prior approval will not be a prerequisite for the performance of unscheduled overtime work in those non-routine situations which may arise from time to time requiring the use of overtime (as, for example, finishing a pour of concrete). COMPANY acknowledges that the current Project Budget anticipates some overtime and shift work.

     8.10 IDENTIFICATION.  CONTRACTOR'S and all subcontractors' and vendors'
          --------------
officers and employees shall display proper identification at all times when entering the Site and while on the Site. CONTRACTOR shall establish a system that permits only those persons with proper identification to enter or to remain upon the Site.

     8.11 COMMENCEMENT AND PROSECUTION OF CONSTRUCTION WORK.  CONTRACTOR shall
          -------------------------------------------------
commence the Construction Work not later than the date scheduled for commencement in the Project Schedule and shall prosecute the Construction Work to completion in accordance with the Project Schedule. The Construction Work on the Project as a whole and on each Construction Phase shall be prosecuted at such time, and in or on such part or parts of the Project or a Construction Phase as may be required, to complete the Project or such Construction Phase as contemplated in the Contract Documents and as prescribed by the Project Schedule. Prosecution of the Construction Work to completion shall be monitored with reference to the Project Schedule. In the event any part of the Construction Work falls in arrears of the Project Schedule, CONTRACTOR shall prepare a Schedule Recovery Plan and present it to COMPANY for discussion and review. If requested by COMPANY, CONTRACTOR shall implement a Schedule Recovery Plan. CONTRACTOR shall remain on such course of action until such time as the degree of completion of the Construction Work complies with the Project Schedule. Increased costs associated with the Schedule Recovery Plan shall be Reimbursable Costs, except that (i) the Budgeted Cost of the Work and the
                    -----------
Project Budget shall not be increased, and (ii) any increased costs attributable to delay caused by the mismanagement or willful act or neglect of CONTRACTOR, its subcontractors or vendors or their respective officers, agents, representatives or employees shall be paid by CONTRACTOR.

     8.12  CONTRACTOR RESPONSIBLE FOR CONSTRUCTION MEANS.  CONTRACTOR shall be
           ---------------------------------------------
solely and completely responsible for all construction means, methods, techniques, and procedures, and for providing adequate safety precautions and coordinating all portions of the Construction Work under the Contract. CONTRACTOR shall perform all tasks in a skilled and workman-like manner and shall supervise the Construction Work in an efficient and skillful manner. CONTRACTOR shall be responsible for coordinating work done by the various trades involved and for the installation of equipment and special items as specified. In no event shall the lack of objection by COMPANY to any action or inaction upon the part of CONTRACTOR, be construed to make COMPANY in any manner whatsoever responsible for CONTRACTOR'S construction means, methods, techniques, procedures or impose any other liability or responsibility on COMPANY whatsoever.

     8.13 SPECIALIZED CONSTRUCTION MANAGER REQUIRED BY LAW.  CONTRACTOR assumes,
          ------------------------------------------------
with respect to the services to be provided by CONTRACTOR hereunder, the function of a responsible specialized construction manager in accordance with the provisions of the Building Code of Saxony.

     8.14 SANITATION.  CONTRACTOR shall erect and maintain sanitary conveniences
          ----------
conforming to state and local codes at all times while workers are employed at the Site.

     8.15 SAFETY AND SECURITY.
          -------------------

          8.15.1  CONTRACTOR'S RESPONSIBILITY FOR SAFETY.  CONTRACTOR shall be
                  --------------------------------------
solely and completely responsible for conditions of the job site, including safety of all persons (including employees) and property during performance of the Construction Work. This requirement shall apply continuously and not be limited to normal working hours. Safety provisions shall conform to those applicable within the framework of social insurance for occupational accidents, and all other applicable federal, state, and local laws, ordinances, codes, the requirements set forth below, and any regulations that may be detailed in other parts of the Contract Documents. Where any of these are in conflict, the more stringent requirement shall be followed.

          8.15.2  SAFETY PROGRAM.  CONTRACTOR shall develop and maintain for the
                  --------------
duration of the Contract, a safety program that will effectively incorporate and implement all required safety provisions. CONTRACTOR, as a part of the safety program, shall maintain at its office or other well-known place at the Site, safety equipment applicable to the Construction Work as prescribed by the aforementioned authorities, all articles necessary for giving first aid to the injured, and shall establish the procedure for the immediate removal to a hospital or a doctor's care of persons (including employees) who may be injured on the Site. CONTRACTOR shall appoint an employee who is qualified and authorized to supervise and enforce compliance with the safety program. Such employee shall report directly to CONTRACTOR'S senior Project construction superintendent who shall assure that the safety program is implemented and observed. Any duty of COMPANY to conduct a construction review of CONTRACTOR'S performance is not intended to include a review or approval of the adequacy of CONTRACTOR'S safety supervisor, the safety program, or any safety measures taken in, on, or near the Site.

          8.15.3  REPORTING AND INVESTIGATING ACCIDENTS.  If death or serious
                  -------------------------------------
injuries or serious damages are caused, the accident shall be reported immediately by telephone or messenger to COMPANY. In addition, CONTRACTOR must promptly (but in not less than five (5) calendar days after the occurrence of the accident) report in writing to COMPANY all accidents whatsoever arising out of, or in connection with, the performance of the Construction Work whether on, or adjacent to, the Site, giving full details and statements of witnesses. Contractor shall investigate any such accident and provide to COMPANY a written report within thirty (30) calendar days after the occurrence of the accident describing in full detail the corrective actions that Contractor has implemented to avoid or reduce the likelihood of a recurrence of the accident.

          8.15.4  REPORTING CLAIMS.  If a claim is made by anyone against
                  ----------------
CONTRACTOR or any subcontractor on account of any accident, CONTRACTOR shall promptly report the facts in writing to COMPANY, giving full details of the claim.

          8.15.5  COMPLIANCE WITH STATE SAFETY REQUIREMENTS.   The completed
                  -----------------------------------------
Facility shall include all necessary permanent safety devices, such as machinery guards and similar ordinary safety items required by the state or federal authorities and applicable local and national codes or requirements, or the safety requirements of a recognized agency. Further, any features of the Construction Work subject to such safety regulations shall be fabricated, furnished and installed in compliance with these requirements. CONTRACTOR shall require all subcontractors and vendors to comply with these requirements.

          8.15.6  SAFETY OF TOOLS.   CONTRACTOR'S equipment and tools used on
                  ---------------
the Construction Work shall be of a capacity and a type that will safely perform the work specified, and shall be maintained and used in a manner that will not create a hazard to persons or property, or cause a delay in the progress of the Construction Work.

          8.15.7  CONTRACTOR'S SAFETY REQUIREMENTS IN FACILITY.  From and after
                  --------------------------------------------
the time CONTRACTOR begins preparing and conditioning the Facility or any system within the Facility for testing or operation pursuant to the provisions of
Article 24 hereof, CONTRACTOR and its subcontractors, while engaged in any
----------
activity in the Facility, shall observe and abide by all of CONTRACTOR'S safety requirements applicable in the Facility, which shall be reviewed and reasonably approved in advance by COMPANY.

          8.15.8  SECURITY.   CONTRACTOR shall be solely and completely
                  --------
responsible for the security of the job site, including protection of personnel, the work and materials.

     8.16 MATERIALS.
          ---------

          8.16.1  NEW MATERIALS.  All materials (including equipment) shall be
                  -------------
new, unless otherwise agreed by COMPANY in writing.

          8.16.2  RESPONSIBILITY FOR INJURY CAUSED BY EQUIPMENT.  CONTRACTOR
                  ---------------------------------------------
shall be responsible for injury or claims resulting from failure of the equipment (other than equipment procured by COMPANY) to comply with applicable safety requirements of state or federal authorities and applicable local and national safety codes or requirements, or the safety requirements of a recognized agency, or failure due to faulty design concepts, or defective workmanship and materials.

          8.16.3  SUBSTITUTION OF MATERIALS.  Whenever any material or equipment
                  -------------------------
process is indicated or specified by patent or proprietary name, by name of manufacturer, or by catalog number, such specifications shall be deemed to be used for the purpose of establishing a standard of quality and facilitating the description of the material, equipment or process desired. This procedure is not to be construed as eliminating from competition other products of equal or better quality by other manufacturers where fully suitable in design. CONTRACTOR may, after completing its design services, recommend to COMPANY the consideration of another material, equipment or process which shall be substantially equal in every respect to that so indicated or specified. Substitute materials, equipment or processes shall not be used unless approved in writing by COMPANY. Such approval shall be pursuant to Section 4.3.2. If
                                                           -------------
CONTRACTOR recommends a substitute material, equipment or process, CONTRACTOR shall be deemed to have agreed with, and represented and warranted to COMPANY, the following:

          8.16.3.1 The proposed substitute will perform adequately the functions required by the design, is of substance equal to that specified, and is suited to the same use and capable of performing the same function as that specified, and will provide the same degree of capacity and performance flexibility as indicated by the scheduled or specified performance data.

          8.16.3.2 Required connections (electrical, piping, and other) can be properly made and adjunctive work can be properly accomplished.

          8.16.3.3 The item can be installed in the space available and in the manner shown or CONTRACTOR will provide at no cost to COMPANY an acceptable redesign and all modifications necessary to accommodate the substitute item.

          8.16.3.4 CONTRACTOR shall assume full responsibility for any and all problems arising from the use of the substitute material, equipment or process.

          8.16.3.5 CONTRACTOR shall assume full responsibility for any delay in the Project Schedule resulting from the use of the substitution.

          8.16.3.6 CONTRACTOR shall pay all costs of changes in other elements or parts of the Construction Work which result from the installation of the substitution.

          8.16.3.7 CONTRACTOR shall provide the same guarantees and warranties for the substitute as for the specified product.

          8.16.3.8 Motors for proposed alternate equipment shall have the same minimum differential between motor brake horsepower and motor name plate horsepower as for specified equipment.

          8.16.4  MATERIALS OBJECTED TO BY CONTRACTOR.  If COMPANY insists upon
                  -----------------------------------
the use of certain materials or processes that CONTRACTOR states in writing is unsuitable and states CONTRACTOR'S reasons for so concluding, CONTRACTOR shall not be liable for any defects caused by such materials or processes.

          8.17 STORAGE OF MATERIALS.  CONTRACTOR shall store materials delivered
               --------------------
to the Site in an orderly and suitable manner and shall protect them against theft and damage.

     8.18 CLEANING UP.  CONTRACTOR shall, at all times, keep the Site and all
          -----------
adjacent property free from accumulations of waste material or rubbish caused by CONTRACTOR'S or any subcontractor's employees or by the Construction Work. Upon completion of the Construction Work, CONTRACTOR shall remove all temporary structures, rubbish, and waste materials resulting from its operations. CONTRACTOR shall adhere to and implement the Clean Build protocol. Should CONTRACTOR, in COMPANY'S opinion, not comply in this matter, COMPANY may give CONTRACTOR written notice of such non-compliance. If CONTRACTOR fails to cure its non-compliance within ten (10) working days, COMPANY reserves the right to deduct any and all costs incurred in maintaining cleanliness from the next monthly payment.

                                   ARTICLE 9
           PURCHASING MATERIALS, SUBCONTRACTING WORK AND COMPUTERS

     9.1  PURCHASING MATERIALS.  CONTRACTOR shall notify COMPANY if any purchase
          --------------------
of materials will increase the cost of the work beyond the amount approved by COMPANY in the Project Budget.

     9.2  SUBCONTRACTING WORK.
          -------------------

          9.2.1  THIRD PARTY SUBCONTRACTS AND VENDORS.  CONTRACTOR and COMPANY
                 ------------------------------------
shall each submit to the other the names of all subcontractors and vendors which either party proposes for the Construction Work and information regarding them as COMPANY or CONTRACTOR may reasonably request. CONTRACTOR and COMPANY shall mutually approve the list of prospective subcontractors and vendors from whom CONTRACTOR shall solicit bids. CONTRACTOR shall select the subcontractors and vendors for the Project that CONTRACTOR intends to utilize from the approved bidders list. As described below in this Section, COMPANY shall review and approve the subcontractors and vendors selected by CONTRACTOR. If COMPANY requests CONTRACTOR to enter into a subcontract or purchase order with a person whose bid exceeded the bid of a person that CONTRACTOR desires to employ, and CONTRACTOR would not otherwise agree to award a subcontract or purchase order to such higher bidder, the parties shall issue a Change Order for the amount of the difference between the two bids, the Budgeted Cost of the Work and the Project Budget shall be increased by the amount of such difference, and CONTRACTOR shall
utilize such higher bidder.   CONTRACTOR and COMPANY shall mutually agree on the
vendors of the systems for chemicals, specialty gases and ultra pure water who shall be included on the approved bidders list, but COMPANY shall have the sole right to select the vendor of each such system. CONTRACTOR shall not employ any subcontractors and vendors that are not on the list of approved bidders. CONTRACTOR shall not enter into any purchase orders or subcontract any work pertaining to the Project, nor permit any of its subcontractors to do so, without first obtaining COMPANY'S written approval as to the kind and extent of the Construction Work to be included in the purchase order or subcontract; the type of purchase order or subcontract and payment schedule; the person to be favored with the Construction Work; and the amount or amounts to be paid under each purchase order or subcontract. COMPANY'S approval shall be granted or denied within ten (10) working days after receipt of the purchase order or subcontract. If COMPANY fails to approve or disapprove within said period of ten (10) working days, CONTRACTOR shall have the right to give COMPANY'S Representative 24-hours notice of COMPANY'S failure in accordance with Section
                                                                       --------
14.4.4.  CONTRACTOR will require and insure that all vendors and
-------
subcontractors, and their subcontractors, comply with and participate in, all schedule reporting, performance reporting, cost reporting and dispute resolution requirements of this Agreement. All subcontracts and purchase orders shall contain provisions requiring the subcontractors and vendors, upon receipt of COMPANY'S written demand, or the written demand of any lender providing part or all of the financing for the Facility, to perform their obligations under such subcontracts and purchase orders for COMPANY or for such lender, if COMPANY or such lender takes over the work or terminates the Contract, as hereinafter provided. CONTRACTOR shall provide to COMPANY or such lender and shall update, at least monthly, a list of all subcontractors and vendors involved in the Project.

          9.2.2  CONTRACTOR BIDDING ON SUBCONTRACTED WORK.  If CONTRACTOR
                 ----------------------------------------
desires to perform any part of the Construction Work (including without limitation supplying any materials) on a cost plus fee basis, CONTRACTOR shall do so and the provisions of this Agreement shall apply thereto. If CONTRACTOR desires to perform any part of the Construction Work (including without limitation supplying any materials) on a lump sum basis, CONTRACTOR may submit a bid to COMPANY but only upon the following conditions: (i) all other persons bidding on such part of the Construction Work shall be informed that CONTRACTOR will also be bidding; and (ii) COMPANY alone shall select the bidder who shall perform such part of the Construction Work. If COMPANY selects a bidder other than CONTRACTOR, CONTRACTOR shall enter into a subcontract or purchase order with such bidder and shall manage that part of the Construction Work as if CONTRACTOR had not participated in such bidding. If COMPANY selects CONTRACTOR, CONTRACTOR shall perform such part of the Construction Work in accordance with CONTRACTOR'S bid and, to the extent not inconsistent with CONTRACTOR'S bid, in accordance with the Contract. All warranties and guarantees contained herein shall apply to such work, whether or not performed by CONTRACTOR.

     9.3  NATURE OF COMPANY'S APPROVAL.  COMPANY'S approval of any purchase
          ----------------------------
order or subcontract shall be construed to apply only to the items mentioned in Sections 9.1 and 9.2 above, unless otherwise expressly stated in such approval,
------------     ---
and such approval shall not be construed to alter, amend, or waive any provision of the Contract.

     9.4  CONTRACTOR RESPONSIBLE FOR SUBCONTRACTORS.  CONTRACTOR shall be fully
          -----------------------------------------
responsible to COMPANY for the acts and omissions (including without limitation negligence) of its vendors and subcontractors and of persons either directly or indirectly employed by them. Nothing contained in the Contract Documents shall create any contractual relation between any subcontractor or vendor and COMPANY.

     9.5  COST-PLUS SUBCONTRACTS.  Subcontracts and purchase orders may be
          ----------------------
compensated on a "cost reimbursable" basis only with the prior written consent of COMPANY. COMPANY may grant or deny its consent based upon COMPANY'S business judgment exercised in good faith. COMPANY shall grant or deny its consent within a reasonable period of time.

     9.6  COMPUTERS.  All of CONTRACTOR'S personal computers, work stations and
          ---------
printers shall operate in the same computing environment that COMPANY maintains, including without limitation PCs running Microsoft Windows, MS Word and MS Excel. The version of any software used by CONTRACTOR shall be totally compatible with COMPANY'S software and equipment. CONTRACTOR must insure that all computer files and other data and disks given to COMPANY, and all computer files used in the field, are virus-free by routine, daily use of a virus-detecting program.

     9.7  Import Requirements.  Contractor shall be responsible for securing all
          -------------------
necessary import licenses and permits and for complying with all applicable customs and other import requirements applicable to the Construction Work.

                                   ARTICLE 10
                 CHANGES, ADDITIONS, AND OMISSIONS IN THE WORK

     10.1  KEEPING ACCOUNT OF CHANGES.  The Fab 30 Preliminary Design, including
           --------------------------
all documents which have been agreed upon by the parties on or before the date of execution of this Contract and that define modifications to the Fab 30 Preliminary Design, shall serve as the basis for keeping account of changes, additions, and omissions in the Facility. The effect of all changes, additions and omissions on the Project Budget and the Project Schedule shall be accounted for separately so that a record will be maintained of the initial Project Budget and the initial Project Schedule. As to any change, addition or omission that must be incorporated into the Project Budget or Project Schedule, the effect on the Project Budget and Project Schedule (and on CONTRACTOR'S Budgeted Fee) will be reflected in the document reflecting COMPANY'S approval of the change, addition or omission (the "CHANGE ORDER").

     10.2 PROPOSING AND APPROVING CHANGES.  Both parties hereto may from time to
          -------------------------------
time suggest modifications in the design of the Facility or the performance of the Construction Work which (i) involve changes or additions in the construction (which as used in this Article 10 shall mean materials or work to be performed)
                       ----------
required by the Contract, or (ii) involve the omission of certain work or materials from said construction, or (iii) involve acceleration or delay of the milestones for substantial completion of one or more Construction Phases set forth in the Project Schedule. However, no such change, addition, or omission shall be made in the construction unless authorized in writing by COMPANY at the time when the suggested modification in design or performance of the work or acceleration or delay of the Project Schedule is under consideration except in an emergency endangering life or property. In case COMPANY authorizes any such change, addition, or omission as aforesaid, COMPANY shall execute a Change Order, and CONTRACTOR shall incorporate same in the final construction unless CONTRACTOR can show, and it is mutually agreed, that said change, addition, or omission would (a) place CONTRACTOR'S guarantees in jeopardy, (b) make it impossible for CONTRACTOR to comply with other provisions of the Contract relating to the original construction not disturbed by nor involved in said change, addition, or omission, or (c) make the Facility or any part thereof unsafe. If it is agreed that said change, addition, or omission would jeopardize CONTRACTOR'S guarantees or would make it impossible for CONTRACTOR to comply with said other provisions of the Contract (but would not make the Facility or any part thereof unsafe), COMPANY may, at its option, authorize the substitution of mutually acceptable revised guarantees or mutually acceptable revised provisions for the existing ones and insist that the change, addition, or omission be made in the construction. However, if it is agreed that said change, addition, or omission would make the Facility or any part thereof unsafe and cannot be satisfactorily modified to eliminate the hazard to safety, the matter shall be dropped. In order to be binding on COMPANY and CONTRACTOR, (x) every Change Order, whether or not it increases or decreases the Budgeted Cost of the Work or accelerates or delays the Project Schedule, must be signed by two COMPANY Representatives who are expressly authorized to approve all changes, additions or omissions, and (y) every Change Order that increases or decreases the Budgeted Cost of the Work must be signed by the two COMPANY Representatives referred to in Clause (x) of this sentence, and also by
                                       ----------
the single COMPANY Representative having express authority to approve increases or decreases in the Budgeted Cost of the Work and (z) every Change Order, whether or not it increases or decreases the Budgeted Cost of the Work or accelerates or delays the Project Schedule, must be signed by CONTRACTOR'S Representative. COMPANY shall negotiate in good faith all of CONTRACTOR'S requests to change the Project Budget or the Project Schedule.

     10.3 EFFECT OF CHANGE ORDER ON COST AND TIMING.  Whenever either party
          -----------------------------------------
proposes a change, addition, or omission which would make the Facility more or less expensive than the construction required by the Contract, or would accelerate or delay the milestones for substantial completion of one or more Construction Phases set forth in the Project Schedule or accelerate or extend the Latest Date For Substantial Completion Of The Facility (defined in Section
                                                                       -------
14.1 below) or otherwise affect the critical path set forth in the Project
----
Schedule, CONTRACTOR shall thereupon submit a detailed estimate to COMPANY showing what effect the proposed change, addition, or omission is estimated to have on the cost of the Facility reflected in the Project Budget and on the time for substantial completion and final completion of the Facility or any Construction Phase reflected in the Project Schedule or otherwise have on the critical path; and, if COMPANY does not concur therewith, the parties hereto shall cooperate to develop an estimate on which both parties do agree. However, it shall be understood that the aforesaid estimates are intended to be for COMPANY'S use in considering the desirability of the proposed change, addition, or omission and for use in determining the adjustment in CONTRACTOR'S Budgeted Fee (defined in Section 16.3.1 below) on account thereof or in determining an
                --------------
acceleration or extension of the Latest Date For Substantial Completion Of The Facility or of the latest date by which the Facility shall be finally completed (as set forth in Section 14.2) or a revision of the Project Schedule -- and for
                 -------------
such use only. If such change, addition, or omission is authorized by COMPANY and actually incorporated in the construction, then: (x) all costs added or eliminated thereby which are of the character of Reimbursable Costs shall be added to or deducted from the Budgeted Cost of the Work (defined in Section
                                                                    -------
16.3.1) set forth in the Project Budget, and any adjustment of CONTRACTOR'S
------
Budgeted Fee by reason of such changes, additions, or omissions shall be effected by COMPANY and CONTRACTOR pursuant to Section 16.10 and shall be
                                               -------------
subject to the provisions of this Contract relating thereto, and (y) any acceleration or delay in the progress of the Construction Work that affects the critical path as set forth in the Project Schedule shall be deducted from or added to the Project Schedule, and any adjustment in the Latest Date For Substantial Completion Of The Facility and the latest date by which the Facility shall be finally completed shall be mutually agreed upon by COMPANY and CONTRACTOR. Agreements as to the amount and nature (i.e., whether an increase or a decrease) of the effect on the Budgeted Cost of the Work set forth in the Project Budget or on the critical path set forth in the Project Schedule or the Latest Date For Substantial Completion Of The Facility or the latest date by which the Facility shall be finally completed shall be made when the change, addition, or omission constituting the basis for the adjustment is under consideration; and said agreements shall be confirmed in writing by COMPANY'S Representatives and CONTRACTOR'S Representative when the change, addition, or omission is authorized. A proposal for a change, addition, or omission shall be accepted, rejected, or returned for correction within the time periods specified in Article 5 for review and approval of Design Documents or such other time as
   ---------
the parties may mutually agree upon in any particular instance. No extension of time shall be granted in connection with a change, addition or omission unless the change, addition or omission affects the critical path or extends the amount of time required to substantially complete or finally complete the Facility as described in Section 14.3.
             ------------

     10.4 NO EFFECT ON CONTRACTOR'S OTHER RESPONSIBILITIES.  Unless expressly
          ------------------------------------------------
agreed to the contrary and confirmed in writing at the time when any change, addition, or omission is authorized, it is understood that with respect to all changes, additions and omissions in the Construction Work, and all modifications in the design of the Facility or work thereon from that described in the final Design Documents, Project Schedule and Project Budget, (i) any and all work and materials required for said change or addition (or, in the case of an omission, required to accomplish said omission) shall be subject to the same warranties and guarantees as the balance of the work and materials covered by the Contract; and (ii) all other obligations and responsibilities of CONTRACTOR with respect to the construction originally planned shall be held to apply to the work and materials required for, or to accomplish, said change, addition, or omission.

                                   ARTICLE 11
                  INSPECTION AND TESTING DURING CONSTRUCTION

     11.1 CONTRACTOR'S SHOP INSPECTIONS.  CONTRACTOR shall inspect at its own
          -----------------------------
shops or at the shops of subcontractors and vendors those materials for the Facility that are designated in the Contract Documents to be tested by non-destructive means pursuant to a testing plan that will be developed by COMPANY and CONTRACTOR. CONTRACTOR shall insure that the testing plan is developed prior to CONTRACTOR'S purchasing materials or equipment that would reasonably require testing or entering into any subcontracts or purchase orders. CONTRACTOR shall upon COMPANY'S request provide the test results to COMPANY. CONTRACTOR shall also make necessary field inspections of materials after same are delivered to the job site and while field fabrication operations are being performed thereon.

     11.2 MEASUREMENTS AND SUITABILITY.  CONTRACTOR'S inspection shall in all
          ----------------------------
cases include making all necessary measurements and records for establishing the suitability and soundness of the materials.

     11.3 INSPECTION REPORTS.  CONTRACTOR shall furnish COMPANY or COMPANY'S
          ------------------
Inspector (defined in Section 11.5 below) if one is appointed, six (6) copies
                      ------------
each of (i) certified results of all tests, (ii) certificates of inspection, and
(iii) routine inspection reports for all materials which CONTRACTOR inspects. These shall in each case be delivered to COMPANY or COMPANY'S Inspector as soon as possible (preferably, within six (6) working days) after CONTRACTOR'S inspection of the materials involved is made.

     11.4 COMPANY'S INSPECTIONS.  COMPANY shall have the right to inspect, at
          ---------------------
its own expense, any and all materials which CONTRACTOR furnishes and provides for the Facility; and, at its election, may exercise said right either at CONTRACTOR'S shops or, subject to Section 11.5 below, subcontractors' or
                                  ------------
vendors' shops or at the Site or both at CONTRACTOR'S shops or, subject to

Section 11.5 below, subcontractors' or vendors' shops and at the Site.
------------
CONTRACTOR shall, and shall require its subcontractors and vendors to, at all times, provide COMPANY and COMPANY'S Inspector (defined in Section 11.5 below)
                                                           ------------
with safe access to the Construction Work wherever it is in preparation or progress, including maintenance of temporary and permanent access, and CONTRACTOR shall, and shall require its subcontractors and vendors to, at all times, furnish COMPANY'S Inspector sufficient, safe, and proper facilities for the inspection of work that they perform and materials that they furnish; and shall also furnish COMPANY'S Inspector with test reports, analyses, and the like pertaining to the materials involved in the inspection not later than the times when such work and materials are submitted to COMPANY'S Inspector for inspection. CONTRACTOR shall furnish, without extra charge, the necessary test pieces and samples, including facilities and labor for obtaining the same, as detailed in the specifications. When required, CONTRACTOR shall furnish certificates of tests of materials made at the point of manufacture by a recognized testing laboratory. COMPANY, COMPANY'S Inspector or any other authorized Representative of COMPANY, may reject improper, inferior, defective, or unsuitable workmanship or materials at any stage of the Construction Work; and, in accordance with the provisions of Article 19 hereof,
                                                             ----------
all workmanship and materials so rejected shall be repaired or replaced forthwith by CONTRACTOR. If any work should be covered up without approval or consent of COMPANY, it shall, if required by COMPANY, be uncovered for examination at CONTRACTOR'S expense. Reexamination of questioned Construction Work, not specifically required to be tested or approved, may be ordered by COMPANY and, if so ordered, the Construction Work shall be uncovered by CONTRACTOR. If such Construction Work is found to be in accordance with the Contract Documents, COMPANY will pay the cost of reexamination and replacement. If such Construction Work is found to be not in accordance with the Contract Documents, CONTRACTOR shall correct the defective Construction Work, and the cost of reexamination and correction of the defective Construction Work shall be paid by CONTRACTOR. Any defective Construction Work, performed or furnished by CONTRACTOR, that may be discovered by COMPANY before the Final Acceptance of the Facility or before final payment has been made, shall be removed and replaced or patched, in a manner as approved by COMPANY at the expense of CONTRACTOR and prior to Final Acceptance and payment for all work. COMPANY'S exercise of its right of inspection shall not relieve CONTRACTOR of any of its obligations set forth herein above in this Article 11.
                           ----------

     11.5 COMPANY'S INSPECTOR.  COMPANY may select one or more persons to act as
          -------------------
its Representative in matters of inspection ("COMPANY'S INSPECTOR"); and COMPANY'S Inspector shall have free entry to the shops of CONTRACTOR, and to the Site at all times while any work on the Facility or on materials therefor is being performed. CONTRACTOR shall direct its subcontractors and vendors to provide such free entry to the shops of any subcontractors or vendors for COMPANY'S Inspector. All work and materials furnished under the Contract shall be subject to the approval of COMPANY'S Inspector, but his approval shall not relieve CONTRACTOR of any responsibility for improper, inferior, defective, or unsuitable workmanship or materials. Furthermore, no failure or omission of COMPANY'S Inspector to condemn any improper, inferior, defective, or unsuitable workmanship or materials shall release CONTRACTOR from its obligations to correct same as soon as discovered. Neither COMPANY nor COMPANY'S Inspector shall have any right under Section 11.4 or this Section 11.5 to direct
                           ------------         ------------
subcontractors or vendors to take or omit to take any action. COMPANY and COMPANY'S Inspector shall deal only with CONTRACTOR, and CONTRACTOR shall be responsible for determining whether or not any subcontractor or vendor is required to take or omit to take any action and for determining the nature of any action that must be taken or omitted by any subcontractor or vendor. CONTRACTOR shall assure that every subcontractor and vendor is aware of these limitations on COMPANY and COMPANY'S Inspector.

     11.6 INSPECTION OF FABRICATION.  Except in cases where COMPANY shall have
          -------------------------
previously waived in writing its inspection at the point of manufacture or supply, CONTRACTOR shall give COMPANY'S Inspector not less than ten (10) working days' notice in advance of the start of fabrication, and such additional notices as he may need regarding the progress of fabrication and intended shipping dates for materials which CONTRACTOR is to furnish hereunder in order to allow him ample time in which to witness any part of the fabrication or manufacture, make any measurements, witness any tests and carry out any other inspection which he deems advisable. No materials which COMPANY inspects at the point of manufacture or supply shall be shipped without the prior written approval of COMPANY'S Inspector. COMPANY'S Inspector shall grant or deny his approval, based upon his good faith business judgment that the requirements of the Contract have been achieved, within a reasonable period of time. If COMPANY'S Inspector fails to approve or disapprove inspected materials within a reasonable period of time, CONTRACTOR shall have the right to give COMPANY'S Inspector 24-hours notice of such failure in accordance with Section 14.4.4.
                --------------

     11.7 TESTING.  CONTRACTOR shall make or cause to be made all chemical,
          -------
physical, hydrostatic, air, structural, magnetic, radiographic, welders' qualifications, and other tests required by the Contract Documents or by specifications approved by COMPANY which apply to the Facility, in accordance with approved Design Documents and other Contract Documents. In addition, if any question shall arise as to the acceptability of any materials for the Facility from the standpoint of safety or mechanical integrity, CONTRACTOR shall make such additional tests as are necessary for determining the acceptability of said materials.

                                   ARTICLE 12
                   PROGRESS REPORTS AND PROGRESS MONITORING

     12.1 PROGRESS SCHEDULES.  CONTRACTOR shall furnish COMPANY periodic
          ------------------
progress schedules (at the frequency described in Section 12.2 below) showing
                                                  ------------
Critical Path Method logic and updating the information contained in the Project Schedule to show the respective dates upon which CONTRACTOR proposes to commence and complete engineering, drafting, purchasing, and construction on each Construction Phase. Each Construction Phase will be defined to reflect the logical activities required to execute the work. This definition shall be in sufficient detail to allow monitoring of progress on a daily basis. Each schedule will be developed reflecting a planned logical approach which will identify critical path, near term activities in detail, and activities that are farther out on the schedule in broader terms, if they cannot be completely defined. As the work progresses, the schedules will be continuously refined, on a monthly basis, to define detailed short interval activities planned for the next twelve week period. Each schedule activity or line item will be identified by CONTRACTOR or the responsible subcontractor, along with the estimate of the quantity of units of work to be accomplished or installed, man hours planned per unit, and scheduled progress anticipated on each of said items in order to complete the entire Facility within the contract time in accordance with the Project Schedule. Each schedule activity or line item will be identified as a direct work or indirect work activity and have the required resources, material, and labor costs associated with the activity identified separately.

     12.2 DELIVERY OF SCHEDULES TO COMPANY.  The schedules described in Section
          --------------------------------                              -------
12.1 shall be made available to COMPANY as soon as practical.
----

     12.3 PERIODIC PROGRESS REPORTS.  Subsequent to the release of the schedules
          -------------------------
referred to in Section 12.1 above, CONTRACTOR shall furnish COMPANY monthly
               ------------
progress reports in a form satisfactory to COMPANY. Progress reports will update progress schedules and will indicate actual man hours expended by activity and show the work units or man hours of progress earned in relation to the planned total amount of work or man hours in each of the various subdivisions shown in said schedules which CONTRACTOR and its subcontractors have completed up to the last day of each reporting period. The monthly progress reports will indicate actual progress accomplished during the month. The beginning and cut off dates of the monthly progress reports will be the same dates as used for CONTRACTOR'S monthly progress billing and as used for the Project Cost Report referred to in Section 13.1 below. COMPANY shall have the
                                   ------------
right to require CONTRACTOR to submit simplified interim progress reports on a weekly or bi-weekly basis in such other format or formats as COMPANY may require. Additionally, CONTRACTOR shall give COMPANY interim notice of all significant changes in the progress of the work.

     12.4 SUPERINTENDENT'S REPORT.  CONTRACTOR shall furnish COMPANY, by mid-day
          -----------------------
of the first working day following the last day worked, a copy of CONTRACTOR'S senior Project construction superintendent's daily works report and the Project engineer's works report, showing the total number of men engaged by CONTRACTOR and the subcontractors under the Contract at the job site or in the engineering office during such last day worked, itemized by crafts or work classifications.

     12.5  MATERIALS STATUS REPORTS.  In addition to the purchasing progress
           ------------------------
reports which are furnished by CONTRACTOR, CONTRACTOR shall furnish COMPANY, currently as issued, copies of all Materials Status Reports that it prepares covering materials for the Facility.

                                   ARTICLE 13
                             ACCOUNTS AND RECORDS

     13.1 DETAILED ACCOUNTS.  CONTRACTOR shall keep full and detailed accounts
          -----------------
and records and exercise such controls as may be necessary for proper financial management under this Agreement. The accounting and control systems shall be satisfactory to COMPANY. A monthly Project Cost Report will be issued by CONTRACTOR with beginning and cut off dates that are the same as the monthly progress report referred to in Section 12.3 above.
                               ------------

     13.2 SEMATECH MODEL.  Accounts will be maintained in such detail as to
          --------------
comply with and directly relate to the SEMATECH Facilities Cost Model, current as of the date of this Agreement. The accounts will also be maintained to directly relate to the schedule activities required in Article 12 above.
                                                       ----------

     13.3 TAX ACCOUNTING.  All value added taxes, sales taxes, use taxes, excise
          --------------
taxes and other taxes charged to COMPANY'S account shall be separately stated and broken out as separate line items on all invoices, Applications For Payment and accounting reports. CONTRACTOR shall require all subcontractors and vendors to comply with this requirement.

     13.4 AUDIT BY COMPANY.  The COMPANY, and any Person retained by COMPANY to
          ----------------
act as one of the COMPANY'S Representatives and COMPANY'S accountants shall have the right at any time, including without limitation following final payment to CONTRACTOR, to audit the books and records of CONTRACTOR, and of all subcontractors and vendors with whom CONTRACTOR has entered into a subcontract or purchase order on a cost reimbursable basis, and shall be afforded access to CONTRACTOR'S records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda, and other data relating to this Agreement and to the Project, and CONTRACTOR shall preserve these for a period of three years after final payment, or for such longer period as may be required by tax law. In the event COMPANY conducts an audit of CONTRACTOR'S Project cost accounting information, and such audit reveals that CONTRACTOR has billed COMPANY on any one billing an amount which exceeds the actual amount which CONTRACTOR should have billed COMPANY on such billing, by five percent (5%) or more of the amount Contractor should have billed COMPANY, then CONTRACTOR shall be responsible for reimbursing COMPANY for the cost of the audit. In other events, COMPANY shall be responsible for the cost of the audit. In all events, CONTRACTOR shall be responsible for reimbursing COMPANY for any overpayment, regardless of the amount of the overpayment. In the event that the audit reveals that CONTRACTOR has under-billed COMPANY, COMPANY shall reimburse CONTRACTOR for the amount under-billed.

     13.5 AUDIT OF SUBCONTRACTORS AND VENDORS.  CONTRACTOR shall provide in each
          -----------------------------------
subcontract entered into with a subcontractor and in each purchase order entered into with a vendor on a cost reimbursable, service or unit price basis the right for COMPANY or COMPANY'S Representatives to audit all books, records, accounts and other data relating to Reimbursable Costs or to work of any kind done by the subcontractor or materials provided by the vendor in respect of the Project. CONTRACTOR will not enter into any subcontract or purchase order on a cost reimbursable basis which does not contain this right to audit.

                                  ARTICLE 14
                              TIME OF COMPLETION

     14.1 SUBSTANTIAL COMPLETION DATE.  The Project Schedule shall set forth
          ---------------------------
milestone dates which shall be the dates that the parties determine shall be the dates by which the Facility and each Construction Phase and other aspects of the Project shall be substantially completed as described in Section 15.1. The
                                                         ------------
latest date for substantial completion of the Facility (excluding substantial completion of the Site Development Construction Phase) shall be 15 May, 1998, as adjusted pursuant to the provisions of this Agreement (the "LATEST DATE FOR SUBSTANTIAL COMPLETION OF THE FACILITY"). CONTRACTOR shall prosecute all phases of the work to be performed hereunder with all possible promptness and diligence and shall use its best efforts to substantially complete the entire Facility and each Construction Phase on or ahead of the Project Schedule, but CONTRACTOR shall substantially complete the Facility not later than the Latest Date For Substantial Completion Of The Facility. The Latest Date For Substantial Completion Of The Facility may be extended only for COMPANY'S delay or for force
                                                                           -----
majeure pursuant to Section 14.3 or for changes, additions or omissions in the
-------             ------------
Project pursuant to Section 10.3 and Section 14.3.
                    ------------     ------------

     14.2 LATEST DATE FOR FINAL COMPLETION.  The Project Schedule shall set
          --------------------------------
forth the date upon which the Facility shall be finally completed (as described in Section 15.2.1). As of the date of this Agreement, the latest date by which
   --------------
the Facility shall be finally completed shall be June 15, 1998.

     14.3  DELAYS AND EXTENSIONS OF TIME.
           -----------------------------

     14.3.1    DELAYS CAUSED BY CHANGE ORDER OR BY COMPANY OR BY FORCE MAJEURE.
               ---------------------------------------------------------------
If any change, addition or omission would affect the critical path set forth in the Project Schedule or extend the amount of time required to substantially complete or finally complete the Facility, the effect on the Project Schedule and on the Latest Date For Substantial Completion Of The Facility and on the latest date by which the Facility shall be finally completed as set forth in
Section 14.2 shall be acknowledged in writing and incorporated into the Project
------------
Schedule by approved Change Order in accordance with Section 10.3 above.  If
                                                     ------------
CONTRACTOR is delayed in the progress of the Construction Work by any act or neglect of COMPANY, including any delay by COMPANY in commenting upon or approving Design Documents or in granting or denying its consent or approval, and such delay would affect the critical path, CONTRACTOR shall, within 72 hours of the start of the occurrence, give notice to COMPANY of the cause of the potential delay, the reasons why the delay will affect the critical path set forth in the Project Schedule and an estimate of the duration of the delay and the possible time extension involved. Within seven (7) working days after the cause of delay has been remedied, in the case of a delay caused by COMPANY'S act or neglect, CONTRACTOR shall give notice to COMPANY of any actual time extension requested as a result of the aforementioned occurrence and any additional costs incurred as a result of such delay. The corresponding change in the Project Schedule shall be implemented by an approved Change Order pursuant to Section
                                                                      -------
10.3 above.  Failure to give either of the above notices shall be sufficient
----
ground for denial of an extension of time hereunder on account of any act or neglect of COMPANY. If CONTRACTOR is delayed in the progress of the Construction Work by force majeure, and such delay would affect the critical path, CONTRACTOR shall, within 72 hours of the start of the occurrence, give notice to COMPANY of the cause of the potential delay, the reasons why the delay will affect the critical path set forth in the Project Schedule and an estimate of the duration of the delay. Within seven (7) working days after the cause of delay has been remedied, in the case of a delay caused by force majeure, CONTRACTOR shall prepare a Schedule Recovery Plan for COMPANY'S approval to recover the time lost as a result of such force majeure for COMPANY'S approval. If COMPANY approves such Schedule Recovery Plan, COMPANY shall pay the additional Reimbursable Costs incurred in carrying out such Schedule Recovery Plan, and the Budgeted Cost of the Work shall be increased by the amount of such additional Reimbursable Costs.

     14.3.2    STANDARD FOR APPROVING EXTENSIONS OF TIME.  No extension of time
               -----------------------------------------
shall be granted to CONTRACTOR for delays that do not affect the critical path set forth in the Project Schedule nor for delays caused by CONTRACTOR'S mismanagement or caused by the willful act or neglect of CONTRACTOR, its subcontractors or vendors or any of their respective officers, agents or employees. Changes in the Project Schedule shall be effected only by approved Change Order in accordance with Section 10.3 above.
                                ------------

     14.4 DELAYS AND ADDITIONAL COSTS.
          ---------------------------

     14.4.1    ADDITIONAL COSTS CAUSED BY COMPANY'S DELAY OR BY FORCE MAJEURE.
               --------------------------------------------------------------
COMPANY shall pay additional Reimbursable Costs incurred by CONTRACTOR and caused by COMPANY'S delay only if COMPANY'S delay affects the critical path set forth in the then current Project Schedule. The Budgeted Cost of the Work shall not be adjusted for any delay caused by COMPANY except in accordance with
Section 14.4.2.  COMPANY shall pay additional Reimbursable Costs incurred by
--------------
CONTRACTOR and caused by force majeure except to the extent that the delay resulting from the force majeure event is caused by CONTRACTOR, any subcontractor or vendor or any of their respective agents or representatives. The Budgeted Cost of the Work shall be increased by the amount of additional Reimbursable Costs incurred for any delay caused by force majeure, except to the extent that the delay resulting from the force majeure event is caused by CONTRACTOR, any subcontractor or vendor or any of their respective officers, agents, representatives or employees.

     14.4.2    NOTICE OF CLAIM FOR DELAY.  If CONTRACTOR intends to file a claim
               -------------------------
for an increase in the Budgeted Cost of the Work for a delay caused by COMPANY that affects the critical path, CONTRACTOR shall file a notice of claim with COMPANY within seven (7) working days of the beginning of the occurrence or event giving rise to such delay. The notice of claim shall be in duplicate, in writing, shall state the circumstances and the reasons for the claim, and shall provide a Rough Order of Magnitude ("ROM") for the amount of the claim. No claim for an increase in the Budgeted Cost of the Work will be considered unless the notices from CONTRACTOR required by Section 14.3 have been delivered, and a
                                        ------------
notice of claim has been filed with COMPANY in writing. CONTRACTOR and COMPANY shall act reasonably in presenting and satisfying any such claim. Any increase in the Budgeted Cost of the Work shall be implemented by an approved Change Order.

     14.4.3    LIMITATION ON COSTS. In no event shall CONTRACTOR be entitled to
               -------------------
collect or recover any costs, damages, losses, or expenses incurred by reason of any delay other than delay caused by COMPANY in accordance with this Section
                                                                     -------
14.4 or as agreed upon by COMPANY and CONTRACTOR pursuant to Section 10.3.
----                                                         ------------

     14.4.4    DELAYS BY COMPANY IN GRANTING APPROVALS.  In the event COMPANY
               ---------------------------------------
fails to respond to any Design Documents within the time period prescribed by

Section 5.6.2 or delays in granting or denying its approval beyond the time
-------------
period prescribed by Section 9.2 or COMPANY'S Inspector fails to approve or
                     -----------
disapprove inspected materials within the time period prescribed by Section 11.6
                                                                    ------------
or COMPANY otherwise fails to grant or deny its consent or fails to approve or disapprove within any other time period prescribed by this Agreement, then (i) CONTRACTOR shall have the right to give COMPANY'S Representative (or COMPANY'S Inspector where COMPANY'S Inspector has caused the delay) 24-hours notice of such failure, and (ii) if COMPANY'S failure continues beyond one working day after receipt of said 24-hour notice, (a) COMPANY shall pay all additional costs incurred by CONTRACTOR as a result of COMPANY'S delay if (but only if) COMPANY'S delay affected the critical path set forth in the Project Schedule and the Budgeted Cost of the Work set forth in the then current Project Budget shall be adjusted, and (b) if COMPANY'S delay affects the critical path set forth in the then current Project Schedule, CONTRACTOR shall obtain an extension of the then current Project Schedule pursuant to Section 14.3 above.
            ------------

                                   ARTICLE 15
         SUBSTANTIAL COMPLETION, FINAL COMPLETION AND FINAL ACCEPTANCE

     15.1 SUBSTANTIAL COMPLETION.  The Facility or a system within the Facility
          ----------------------
shall be substantially complete when (i) construction of the Facility or of such system shall have been sufficiently completed in accordance with the Contract Documents and temporary occupancy permits have been issued, so COMPANY can occupy or utilize the Facility or such system for the use for which it is intended, (ii) all Construction Work (including Punch List items as described in
Section 15.2.1, other than minor cosmetic matters which do not require the shut
--------------
down of any system to correct) shall have been completed in accordance with the Contract Documents, (iii) CONTRACTOR shall have fully performed its obligations under Article 24 hereof, and (iv) the System Performance Test (as defined in
      ----------
Article 25) for such system shall have been completed pursuant to Article 25.
----------                                                        ----------
CONTRACTOR shall give COMPANY written notice at least sixty (60) days prior to the dates when each system and each Construction Phase within the Facility and when the entire Facility shall have been substantially completed, except for conducting the System Performance Test for such system, and COMPANY'S Representative or Inspector shall inspect the Construction Work. If COMPANY'S Inspector confirms that the system within the Facility is ready for the System Performance Test, then the parties shall prepare for and conduct the System Performance Test. Substantial completion of any system within the Facility shall not have occurred until after completion of the System Performance Test for such system and after CONTRACTOR shall have fulfilled all of its obligations with respect to the System Performance Test for such system. COMPANY agrees to start the System Performance Test for each system within a reasonable period of time after CONTRACTOR turns such system over to COMPANY for testing, except that if COMPANY is prevented from doing so by any cause or causes for which CONTRACTOR is responsible, then said reasonable period of time shall be extended by such period of time as is attributable to such cause or causes. Substantial completion of the Facility shall not have occurred until after completion of the System Performance Tests for all systems constituting the Facility and after CONTRACTOR shall have fulfilled all of its obligations with respect to the System Performance Tests for all systems constituting the Facility.

     15.2 Final Completion.
          ----------------

          15.2.1  COMPLETION OF PUNCH LIST ITEMS.  Following substantial
                  ------------------------------
completion of each system within the Facility and of all of the Construction Work under this Contract, including without limitation, completion of the System Performance Tests, CONTRACTOR shall notify COMPANY, in writing, that it has substantially completed each system or the Facility and shall request final inspection of such system or of the Facility. Upon receipt of CONTRACTOR'S request for a final inspection, CONTRACTOR and COMPANY will inspect such system or the Facility and prepare a list of items not completed or needing repair or replacement (the "PUNCH LIST"). CONTRACTOR will correct the deficient Construction Work on the Punch List. This Punch List may not be exhaustive and the failure to include an item on it does not relieve CONTRACTOR of the responsibility to complete all of the Construction Work in accordance with the Contract Documents. CONTRACTOR shall notify COMPANY in writing when all items on the Punch List have been completed. If, after

COMPANY'S inspection of the Punch List items, it is found that CONTRACTOR has not completed all of the items listed, or other Construction Work not listed is found to be deficient, COMPANY shall prepare a further Punch List and submit to CONTRACTOR. This list may not be exhaustive and the failure to include an item on it does not relieve CONTRACTOR of the responsibility to complete all of the Construction Work in accordance with the Contract. If, after inspection of the further Punch List items, it is found that CONTRACTOR has not completed all of the items listed, or other Construction Work not listed is found to be deficient, the cost of all further inspections required by COMPANY to determine if the Construction Work has been completed in accordance with the Design Documents and authorized Change Orders will be charged to CONTRACTOR. Punch List items that could not lead to malfunction of a system or could not limit any of such system's functions or could not affect COMPANY'S continuous use of such system shall not delay COMPANY'S acceptance of such system. COMPANY may have the beneficial or partial use of a system prior to substantial completion and acceptance of such system due to Punch List items that affect the system's functions or the system's ability to meet specifications or Facility criteria, but such beneficial or partial use shall not relieve CONTRACTOR of its obligation to correct or complete such Punch List items, shall not trigger the Warranty Commencement Date (defined in Section 18.1) applicable to such system
                                       ------------
and shall not constitute acceptance of such system.

          15.2.2  CONTRACTOR'S CERTIFICATION OF COMPLETION OF CONSTRUCTION WORK.
                  -------------------------------------------------------------
When CONTRACTOR has completed all of the Construction Work, including the items of the Punch List(s), on each system or on the Facility, CONTRACTOR shall certify to COMPANY (i) that such Construction Work has been completed in accordance with the approved Design Documents and (ii) that all materials and workmanship are in accordance with the Design Documents. If COMPANY'S Representative or Inspector agrees with CONTRACTOR'S certification, then such Construction Work shall be deemed to have been completed. If COMPANY'S Representative or Inspector disagrees, COMPANY'S Representative or Inspector shall identify the matters that have not yet been completed, and CONTRACTOR shall complete such matters. When CONTRACTOR has completed such Construction Work to COMPANY'S satisfaction, then such Construction Work shall be deemed to have been completed.

          15.2.3  CONDITIONS CONSTITUTING FINAL COMPLETION.  The Facility shall
                  ----------------------------------------
be finally complete when (i) CONTRACTOR shall have completed the Construction Work as described in Section 15.2.1 above, (ii) CONTRACTOR shall have certified
                     --------------
such completion as described in Section 15.2.2 above and COMPANY'S Inspector
                                --------------
shall have determined in accordance with Section 15.2.2 that all of the
                                         --------------
Construction Work (including Punch List items) to be performed in connection with the Facility has been performed to the satisfaction of COMPANY'S Inspector,
(iii) the construction of the Facility shall have been completed free of liens and free of retention of title to any materials, and (iv) the Facility is undamaged and has been available for regular use and occupancy. The date upon which such matters have been completed to COMPANY'S satisfaction shall be the "FINAL COMPLETION DATE". The parties shall enter into a written memorandum memorializing the Final Completion Date. It is understood that COMPANY'S Final Acceptance of the Facility pursuant to Section 15.3 hereof shall occur after the
                                       ------------
Final Completion Date.

     15.3 FINAL ACCEPTANCE AND FINAL PAYMENT.
          ----------------------------------

          15.3.1  FINAL ACCEPTANCE BY COMPANY.  When all of the conditions
                  ---------------------------
hereinafter set forth in this Section 15.3.1 shall have been fulfilled, COMPANY
                              --------------
shall give CONTRACTOR its final acceptance of the Facility (the "FINAL ACCEPTANCE") in writing. The aforesaid Final Acceptance shall be contingent upon the following conditions: (i) the Final Completion Date shall have occurred; (ii) CONTRACTOR shall have delivered to COMPANY all documents required by Article 27, Article 28 and Article 29; and (iii) CONTRACTOR has performed all
   ----------  ----------     ----------
other tasks, furnished all other materials, if any, and rendered all services required of it by the Contract, but excluding those tasks, materials, or services necessary for the correction (in compliance with the provisions of
Article 18 hereof) of imperfections or other unsatisfactory qualities which may
----------
be discovered after the date of Final Completion. Final Acceptance of the Facility by COMPANY shall in no way relieve CONTRACTOR of any obligations under the Contract which extend beyond the date of Final Acceptance.

          15.3.2   FINAL PAYMENT.  Following Final Acceptance, CONTRACTOR shall
                   -------------
submit its final Application for Payment. COMPANY shall make the final payment after COMPANY has reviewed and approved the final Application for Payment. Payment of the Retainage and the unpaid portion of the increases in the Fee shall be made thirty (30) calendar days following receipt of the final Application for Payment if the final Application for Payment satisfies all prerequisites for payment pursuant to Section 17.5.
                                      ------------

     15.4 RELEASE OF COMPANY.  The acceptance by CONTRACTOR of the final payment
          ------------------
shall release COMPANY from all claims and all liability to CONTRACTOR for all things done or furnished in connection with the Project, and every act of COMPANY and others relating to or arising out of Project. No payment, however, final or otherwise, shall operate to release CONTRACTOR from obligations under this Contract, including without limitation, subsequent audits, and warranties and guarantees, as herein provided.

                                   ARTICLE 16
                               COST OF THE WORK

     16.1 BASIS OF FEE.  COMPANY shall pay CONTRACTOR for CONTRACTOR'S
          ------------
performance of the Contract an amount (the "CONTRACT AMOUNT") consisting of (i) the CONTRACTOR'S Fee described in Section 16.3 below plus (ii) the actual and
                                  ------------
reasonable and documented costs necessarily incurred by CONTRACTOR in the performance of the Contract, including performance of Pre-Contract design services, as detailed in Section 16.2 below (the "REIMBURSABLE COSTS"), plus
                         ------------
(iii) all value added taxes due upon (i) and (ii) above.

     16.2 REIMBURSABLE COSTS.  Subject to (i) the understanding that
          ------------------
reimbursement for any cost or expense or payment of any charge under the provisions of any one of the items herein below enumerated shall preclude reimbursement of such cost or expense or payment of such charge under the provisions of any other of said items, and (ii) the principles set forth in
Section 16.2.4, COMPANY shall reimburse CONTRACTOR for the following items, all
--------------
of which shall be subject to COMPANY'S rights of audit:

          16.2.1    OFFICE COSTS.
                    ------------

          16.2.1.1  HOME OFFICE WAGES AND SALARIES.  Reimbursement for the
                    ------------------------------
services performed hereunder by CONTRACTOR'S permanent employees in CONTRACTOR'S home office Engineering, Purchasing, Construction, and Estimating Departments for the time actually and necessarily expended in performing the work hereunder in CONTRACTOR'S home offices for the time such employees are directly engaged in the work hereunder including time spent by said employees at the job site or on trips in connection with the work hereunder will be at the hourly rates established for the job classification for the service such employees are providing as set forth in Schedule 16.2.1.1 attached hereto and made a part
                          -----------------
hereof, as said Schedule is revised from time to time, but as to those employees who are members of an organized collective bargaining unit, shall not exceed the level of wages collectively bargained for in the area in which the work is being performed. These hourly rates were calculated for each job classification using the weighted average actual hourly salary and social benefits costs of all employees assigned to the work hereunder within each job classification, and the application of an overhead rate to this weighted actual hourly salary and social benefits cost. The method followed in calculating this overhead rate is included herein as an addendum to Schedule 16.2.1.1. The
                                                   -----------------
initial hourly rates and job classifications and all revisions of Schedule
                                                                  --------
16.2.1.1 shall be based on CONTRACTOR'S current salary schedules and job
--------
classifications and shall in each instance be approved by COMPANY before establishing or revising Schedule 16.2.1.1. COMPANY shall have the right to
                         -----------------
audit such of CONTRACTOR'S books and records as may be reasonably necessary to enable COMPANY to approve such salary schedules and job classifications. Included as part of the hourly rates set forth in Schedule 16.2.1.1 are amounts
                                                  -----------------
paid by CONTRACTOR for sick leave, vacation and holiday pay, CONTRACTOR'S contributions to its employee pension and medical hospitalization plans, if any, and any other statutory social security expenditure such as employer's contribution to social insurance and unemployment insurance as well as social expenditure on the basis of collective bargaining agreements. Also included in the hourly rates are all overhead costs provided for in Clause 16.2.1.4 (Prints
                                                        ---------------
and Reproductions), Clause 16.2.1.6 (Shipping And Providing Offices), Clause
                    ---------------                                   ------
16.2.1.7 (Communications), (Clause 16.2.1.8 (Indirect Overhead) and Clause
--------                    ---------------                         ------
16.2.1.10 (Other Direct Home Office Costs). The standard work week schedule at
---------
CONTRACTOR'S home office is eight (8) hours per day, forty (40) hours per week. COMPANY shall reimburse CONTRACTOR for those employees who are paid on an hourly basis, where applicable, for all hours worked over forty (40) hours per week on a scheduled overtime basis per Schedule 16.2.1.1. Furthermore, CONTRACTOR shall
                               -----------------
be reimbursed at the applicable hourly rate for all scheduled overtime hours worked by CONTRACTOR'S salaried employees on the work hereunder but only if those employees customarily receive overtime payments. Any additional overtime shall be subject to COMPANY'S prior approval. It is understood that if established rates for overtime are not available for any of CONTRACTOR'S employees, the wages or salaries which are paid to employees therefor shall be subject to COMPANY'S prior written approval.

          16.2.1.2  HOME OFFICE TRAVEL.  The actual and reasonable amounts paid
                    ------------------
by CONTRACTOR for traveling and living expenses to employees whose salaries and wages are chargeable to COMPANY under the provisions of Clause 16.2.1.1 above,
                                                        ---------------
for trips made in connection with the work hereunder-- it being understood that
(i) payment of such traveling and living expenses shall be in accordance with CONTRACTOR'S travel reimbursement policies, which are detailed on Schedule
                                                                  --------
16.2.1.1 attached hereto, and which shall in all cases be consistent with
--------
COMPANY'S policies on travel and on traveling and living expenses and said expenses shall be approved by the senior Project construction superintendent or his designee in CONTRACTOR'S organization before being billed to COMPANY, (ii) in those cases where an employee divides his time between this and other jobs, the aforesaid expenses for the period involved shall be prorated to the respective jobs on the basis of the number of such employee's working hours properly chargeable to each job, and this job shall be charged only its proper share of such expenses, and (iii) all such trips shall be subject to COMPANY'S prior written approval. The traveling and living expenses for any individual or classification of employee shall in no event exceed the corresponding amounts authorized by COMPANY'S policy for individuals or classifications of employees at the same or an equivalent level. If any expense of CONTRACTOR at any time exceeds COMPANY'S authorized amount, the expense of CONTRACTOR shall be retroactively reduced to an amount not exceeding COMPANY'S authorized amount.

          16.2.1.3  CONSULTANTS.  The actual and reasonable amounts paid by
                    -----------

CONTRACTOR to outside consultants and/or temporary employees for services furnished by them on the work hereunder, with COMPANY'S prior written approval.

          16.2.1.4  PRINTS AND REPRODUCTIONS.  Charges for direct prints and
                    ------------------------
reproductions produced in CONTRACTOR'S home office for the work hereunder are included in the hourly rates set forth in Schedule 16.2.1.1.
                                          -----------------

          16.2.1.5  MODEL.  Actual and reasonable out-of-pocket costs to
                    -----
CONTRACTOR for supplies and materials necessary to construct a model of the Facility, if such a model is authorized by COMPANY.

          16.2.1.6  SHIPPING AND PROVIDING OFFICES.  Out-of-pocket costs to
                    ------------------------------
CONTRACTOR for shipping drawings, specifications, and the like in connection with the work hereunder, as well as CONTRACTOR'S out-of-pocket costs for CONTRACTOR providing office services and facilities for COMPANY'S employees in residence in CONTRACTOR'S home office are included in the hourly rates set forth in Schedule 16.2.1.1.
   -----------------

          16.2.1.7  COMMUNICATIONS.  Out-of-pocket costs for (i) postage
                    --------------
charges, (ii) home office stationery and equipment, and (iii) telephone and facsimile charges are included in the hourly rates set forth in Schedule
                                                                --------
16.2.1.1.
--------

          16.2.1.8  INDIRECT OVERHEAD.  CONTRACTOR'S indirect home office and
                    -----------------
overhead costs are included in the overhead rate used to establish the hourly rates set forth in Schedule 16.2.1.1. The Addendum to Schedule 16.2.1.1 sets
                   -----------------                   -----------------
forth the method used to calculate the overhead rate. Foreign branch office selling expenses are excluded from this calculation. These costs include, but not by way of limitation, (i) costs of office rent, furniture, light, heat, and depreciation, and (ii) wages and salaries of CONTRACTOR'S executive management personnel, sales personnel, janitors, messengers and other personnel, having job classifications other than those included in Schedule 16.2.1.1.
                                             -----------------

          16.2.1.9  FEES, PREMIUMS, LEGAL COSTS, PROTECTIVE WORK.  The actual
                    --------------------------------------------
and reasonable out-of-pocket costs incurred for: (i) premiums for insurance and bonds required under the Contract; (ii) fees and assessments for the building permit and for other permits, licenses and inspections for which CONTRACTOR is required by the Contract Documents to pay; (iii) fees of testing laboratories for tests required by the Contract Documents, except those related to defective or non-conforming work; (iv) royalties and license fees approved in writing by COMPANY and paid for the use of a particular design, process or product required by the Contract Documents; and (v) taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in the Contract.

          16.2.1.10   OTHER DIRECT HOME OFFICE COSTS.  The out-of-pocket amounts
                      ------------------------------
paid by CONTRACTOR for such other direct home office costs necessarily incurred in the performance of the work hereunder but not specifically mentioned above are included in the hourly rates set forth in Schedule 16.2.1.1.
                                              -----------------

          16.2.1.11   LIMITS ON OVERTIME PAY.  Overtime premium pay which is not
                      ----------------------
a result of CONTRACTOR'S failure to meet the Project Schedule shall be considered as a valid cost to be reimbursed under Article 16 if CONTRACTOR has
                                                  ----------
received COMPANY'S prior written approval to incur such overtime. Such approval shall specify a maximum number of overtime hours CONTRACTOR shall be allowed to incur before additional approval is required.

          16.2.2  FIELD COSTS.
                  -----------

          16.2.2.1  MATERIALS.  The actual and reasonable amounts paid by
                    ---------
CONTRACTOR to vendors for materials furnished by CONTRACTOR which enter directly into the construction of the Facility or which are furnished for construction but are left over as surplus on COMPANY'S premises when construction is completed (excluding the cost of surplus remaining from unreasonably large orders and excluding the cost of surplus ordered in bulk), and including such materials as may be furnished by CONTRACTOR as accessories or spare parts for use with, or maintenance of, the completed Facility. Also, the actual and reasonable cost for materials manufactured or fabricated by CONTRACTOR in its shops and furnished for the Facility. Surplus material will be disposed of according to Section 16.8.
             ------------

          16.2.2.2  CONSTRUCTION EQUIPMENT AND TOOLS EXCLUSIVE TO THE SITE. The
                    ------------------------------------------------------
actual and reasonable cost to CONTRACTOR of all construction equipment and tools (but not small tools, i.e., those having a value when new of less then DEM800)
                      ----
and other items in CONTRACTOR'S construction outfit which are purchased by CONTRACTOR for use exclusively at the Site for or in connection with the construction of the Facility and that are not usable in the construction of other plants and facilities but not to exceed the reasonable value of such equipment and tools. CONTRACTOR shall not purchase any such construction equipment and tools until CONTRACTOR has obtained COMPANY'S written consent. Such items purchased by CONTRACTOR shall become COMPANY'S property when construction is completed.

          16.2.2.3  CONSTRUCTION EQUIPMENT AND TOOLS NOT EXCLUSIVE TO THE SITE.
                    ----------------------------------------------------------
Rental charges on construction equipment and tools (but not small tools) and other items in CONTRACTOR'S construction outfit that are owned by CONTRACTOR and furnished for the job in first-class working condition, computed on the basis of rental rates mutually agreed upon before the items involved are furnished, but in no event more than the then prevailing rates in the general area of the Site for such items. Upon reaching agreement on such rental rates, the parties shall set forth such rental rates in a schedule and attach that schedule to this Agreement as Schedule 16.2.2.3. Whenever such rental rates are revised, the
             -----------------
parties shall revise Schedule 16.2.2.3 and attach such revised schedule to this
                     -----------------
Agreement. The rental term of any such item owned by CONTRACTOR shall commence when said item is shipped to the Site and shall terminate when said item is shipped away from the Site or at such time as the item is no longer needed or necessarily kept at the Site for the proper and economical prosecution of the job, except that the periods when the item is out of use for making major overhauls or major repairs shall not be included in such rental term. If the rental rates exclude the costs of minor repairs, then COMPANY will reimburse CONTRACTOR for the actual and reasonable amounts paid by CONTRACTOR for minor repairs to, and minor repair parts for, any such construction equipment and tools owned by CONTRACTOR as shall be made necessary during the rental term of said equipment on this job (such as routine replacement of spark plugs, distributor points, oil filters, or other parts), but CONTRACTOR shall bear all costs for major repairs to, and major repair parts for said items (such as replacement of the generator or alternator on an automotive vehicle, an engine overhaul, replacement of tractor treads, or other equipment reconditioning). CONTRACTOR shall not furnish any of the aforesaid items owned by it on a rental basis without having secured COMPANY'S prior written approval in each instance and CONTRACTOR shall also keep COMPANY advised as to when each such item of rented construction equipment and tools used on the Construction Work is not in usable condition or is no longer required for the job, and the dates on which rental charges begin and end. Also, the actual and reasonable rentals paid by CONTRACTOR to others for such construction equipment and tools for the time said items are actually used or necessarily maintained at the job site for the prosecution of the work hereunder, but in no event more than the then prevailing rates in the general area of the Site for such items, including in the case of such construction equipment and tools which are rented from others on a "bare rental" basis, the actual and reasonable amounts necessarily paid by CONTRACTOR for repairs to, and repair parts for, said construction equipment and tools as shall be necessary to keep and maintain them in good working order during the period of their use on the job, provided such items are delivered to the Site in first-class working condition. If the total projected or actual rental costs for a given item are equal to or greater than seventy-five percent (75%) of the purchase cost of such item in its then present condition, CONTRACTOR shall extend to COMPANY the opportunity to purchase such item in lieu of rental.

          16.2.2.4  BASIS FOR FURNISHING CONSTRUCTION OUTFIT.  CONTRACTOR shall
                    ----------------------------------------
recommend to COMPANY from time to time the basis upon which the various items in the construction outfit are to be furnished, (i.e., whether purchased outright, furnished by CONTRACTOR on a rental basis, or rented from a third party), and COMPANY shall, in each case, be privileged to choose the basis most advantageous to it under the prevailing circumstances.

          16.2.2.5  TEMPORARY STRUCTURES.  The actual and reasonable cost to
                    --------------------
CONTRACTOR of procuring, constructing, moving, maintaining and operating buildings, structures, and facilities erected at the Site by or on behalf of CONTRACTOR and required for the storage and protection of materials and construction equipment and tools, for the field office, or for other purposes in connection with the work at the job site, including all temporary structures, such as, but not limited to, scaffolding, forms, cribbing, temporary supports, and other items of indirect materials required for the job but excluding temporary living quarters for foreign workers.

          16.2.2.6  SUPPLIES.  The actual and reasonable cost to CONTRACTOR of
                    --------
construction supplies (other than those included under Clause 16.2.2.5 above)
                                                       ---------------------
and utilities, gasoline, oil, and grease used at and around the Site for the Construction Work and testing, and the cost of fire-fighting facilities furnished by CONTRACTOR and required for the protection of the Construction Work during the course of construction, including any items of the kinds covered in this Clause 16.2.2.6 that are left over at the Site as surplus when construction
     ---------------
is complete.

          16.2.2.7  FIELD CRAFT WAGES.  The actual and reasonable straight-time
                    -----------------
wages, including the actual straight-time portion of overtime wages, paid by CONTRACTOR to craft foreman, craftsmen, and other craft employees hired specifically for this job and used by CONTRACTOR at the Site for or in connection with the construction of the Facility, for the time said employees are engaged in the field construction hereunder, including the wages paid to workmen for making repairs to construction equipment furnished on a bare rental basis during their period of use on the job, provided such construction equipment is delivered to the Site in first-class working condition, and also provided such repairs are not reimbursable by insurance. Also, any reasonable fringe benefits actually paid by CONTRACTOR either directly to the aforesaid employees or to their unions, pursuant to collective bargaining agreements, or to any governmental agency. Such wages and benefits shall not exceed the levels established by collective bargaining agreements in effect in the area in which the work is being performed and shall be within the range of rates set forth in
Schedule 16.2.1.1 attached hereto, subject to
-----------------
adjustment of those rates as provided in Clause 16.2.1.1 above.
                                         ---------------

          16.2.2.8  FIELD WAGES AND SALARIES.  The services performed by
                    ------------------------
CONTRACTOR'S field staff employees who are permanent employees of CONTRACTOR, including, but not limited to, Field Construction Superintendent, Assistant Superintendent, Construction Engineer, Field Office Manager, Field Accountant, Material Supervisor, Construction Planner, Field Inspector, Craft Supervisor, Field Buyer, Safety Engineer, and Clerical personnel who are from CONTRACTOR'S home office and are permanently assigned to the job site for the actual time such employees reasonably devote to the work hereunder, shall be reimbursed at the hourly rates set forth in Schedule 16.2.1.1 attached hereto, subject to
                              -----------------
adjustment of these rates as provided in Clause 16.2.1.1 above.  All such
                                         ---------------
employees shall be identified on a list entitled "Field Assigned Personnel" provided by CONTRACTOR to COMPANY and updated as necessary to keep the list current.

          16.2.2.9  LOCALLY HIRED FIELD STAFF.  The actual and reasonable
                    -------------------------
straight-time wages and salaries, subject to COMPANY'S review and approval, including the actual straight-time portion of overtime wages and salaries paid by CONTRACTOR to field supervisory and other field staff employees who are hired locally specifically for this Project, as distinguished from those who are permanent employees of CONTRACTOR as mentioned in Clause 16.2.2.8 above, for the
                                                  ---------------
time said employees are directly and necessarily engaged in the Construction Work hereunder. Also, any reasonable employee benefits actually paid by CONTRACTOR either directly to the aforesaid employees pursuant to CONTRACTOR'S established personnel policies or, if they are union members, to their unions pursuant to collective bargaining agreement, or to any governmental agency.

          16.2.2.10  FIELD TRAVEL.  The actual and reasonable amounts paid by
                     ------------
CONTRACTOR for travel and living expenses of the personnel in Clause 16.2.2.8
                                                              ---------------
above, but not to exceed the amounts specified in Schedule 16.2.1.1 attached
                                                  -----------------
hereto for each classification of employee, to the extent that it has been CONTRACTOR'S normal practice to pay such allowances and not to exceed the levels of allowances which are the normal practice to pay in the area in which the employee who is traveling is based. All of the provisions of Clause 16.2.1.2
                                                              ---------------
applicable to travel and living expenses of home office employees shall apply to travel and living expenses of field staff employees.

          16.2.2.11  UNEMPLOYMENT TAXES.  The actual amounts paid by CONTRACTOR
                     ------------------
under the Gesetzliche Sozialaufwendungen, wie Arbeitgeberbeitrage zur Sozialversicherung und zur Arbeitslosenversicherung, und tarifliche Sozialaufwendungen [statutory social security expenditure such as employer's contribution to social insurance and unemployment insurance as well as social expenditure on the basis of collective bargaining agreements] in connection with the salaries and wages included under Clauses 16.2.2.7 and 16.2.2.9, but
                                      -----------------------------
excluding (i) all contributions assessed under such laws if not computed directly on said salaries or wages, (ii) interest and penalties of all kinds connected with such taxes and contributions, and (iii) any such contributions and taxes based on salaries or wages for which CONTRACTOR is reimbursed by an insurance carrier.

          16.2.2.12  OVERTIME FIELD WAGES.  The premium portion of overtime
                     --------------------
wages and salaries paid by CONTRACTOR to the employees referred to in Clauses
                                                                      -------
16.2.2.7, 16.2.2.8 and 16.2.2.9 above, for overtime worked by CONTRACTOR
-------------------------------
pursuant to the provisions of Clause 16.2.1.11 hereof.  It is understood that if
                              ----------------
established rates for overtime are not available for any of CONTRACTOR'S employees, the wages or salaries which are paid to employees therefor shall be subject to COMPANY'S prior written approval.

          16.2.2.13  SMALL TOOLS.  An allowance to cover the cost of providing
                     -----------
small tools in an amount equal to one and three-tenths percent (1.3%) of the field craft wages (excluding fringe benefits) paid by CONTRACTOR to CONTRACTOR'S employees engaged in field construction (excluding supervisory and clerical personnel and excluding laborers employed by subcontractors and vendors).

          16.2.2.14  FIELD OVERHEAD.  The actual and reasonable amounts paid by
                     --------------
CONTRACTOR for temporary field offices located on the Site suitable for housing CONTRACTOR'S field engineering and construction management staff and for a reasonable number of COMPANY'S field engineering staff. Also, the actual and reasonable cost to CONTRACTOR of all necessary items of office furniture and equipment such as desks, tables, filing cabinets, chairs, waste baskets, personal computers, work stations, software, printers and copiers all of a reasonable number and cost and capability but only as approved by COMPANY prior to their acquisition, fire extinguisher, and the like which are purchased by CONTRACTOR for equipping and maintaining its construction office and other temporary buildings needed at the Site for or in connection with the work to be performed hereunder-- it being understood that such office furniture and equipment purchased by CONTRACTOR shall become COMPANY'S property when construction is completed; the actual and reasonable rentals paid by CONTRACTOR to others for such office furniture and equipment used at the Site for equipping and maintaining said buildings; and actual and reasonable rental charges for such office furniture and equipment, owned by CONTRACTOR and furnished by it for use as aforesaid at the Site. Also, the actual and reasonable cost to CONTRACTOR of miscellaneous office expenses and supplies in said construction office, including medical supplies for a first-aid room (if required), telephone calls made and courier deliveries sent from the construction office at the Site; postage and other transportation costs on outgoing correspondence, or other such matter sent out from said construction office; Post Office box rental; and blueprinting and photocopying costs at the rates specified in Clause 16.2.1.4
                                                              ---------------
above. The costs of any medical supplies for which CONTRACTOR is reimbursed by an insurance carrier shall be excluded from the above costs. The rental rates for office furniture and equipment owned by CONTRACTOR and used on the work hereunder as aforesaid shall be subject to COMPANY'S approval and the rental terms of any such item shall commence when said item goes into service at the Site and shall terminate upon shipment of the item away from the Site. It is agreed that all costs and rentals under this Clause 16.2.2.14 shall be subject
                                             ----------------
to COMPANY'S prior approval. In no event shall COMPANY be liable for tools and equipment lost or damaged due to CONTRACTOR'S negligent or intentional actions or inactions.

          16.2.2.15  FREIGHT CHARGES.  The actual and reasonable freight,
                     ---------------
express and trucking charges paid by CONTRACTOR for delivering to the Site, the materials, construction supplies, construction equipment and tools (including repair parts for construction equipment and tools furnished on a "bare rental" basis), office furniture and equipment, medical supplies, office supplies, and other things which are included under the provisions of Clauses 16.2.2.1,
                                                        -----------------
16.2.2.2, 16.2.2.3, 16.2.2.5, 16.2.2.6, and 16.2.2.14 above; and for returning
-----------------------------------------------------
construction equipment and tools and office furniture and equipment owned by CONTRACTOR or rented from others to the warehouse or storage places or other places of origin from which said items of equipment were brought to the job site (it being understood that insofar as equipment owned by CONTRACTOR is concerned, CONTRACTOR shall be reimbursed only for transporting such equipment from its equipment storage yard or if from another job for a distance not to exceed transportation from said storage yard, to the job site, and for return to said storage yard). Also, in cases where transportation costs on construction equipment, tools and other items are chargeable to COMPANY as aforesaid, the actual and reasonable costs incurred by CONTRACTOR for crating and loading such items at the point of shipment.

          16.2.2.16  SUBCONTRACTS.  The actual amounts paid by CONTRACTOR to
                     ------------
subcontractors approved by COMPANY pursuant to Article 9 hereof in connection
                                               ---------
with the construction of the Facility pursuant to subcontracts entered into by CONTRACTOR; also, the actual and reasonable amounts paid by CONTRACTOR to vendors for the services of vendors' service representatives in cases where same are required at the Site and are not included in the purchase price of the materials involved.

          16.2.2.17  INSURANCE.  The amounts paid by CONTRACTOR for insurance
                     ---------
which is a unique requirement of this Contract, which M&W does not normally carry and which COMPANY has approved in writing before CONTRACTOR procures such insurance. The amounts paid by CONTRACTOR for all other insurance to be maintained by CONTRACTOR as specified in this Contract are included in the hourly rates set forth in Schedule 16.2.1.1.

          16.2.2.18  OTHER DIRECT FIELD COSTS.  The actual and reasonable
                     ------------------------
amounts paid by CONTRACTOR for such other direct field costs and expenses necessarily incurred in the performance of the Construction Work hereunder, but not specifically mentioned above as the parties may mutually agree are reimbursable by COMPANY.

          16.2.2.19 SALES, USE AND OTHER TAXES  The actual amounts necessarily
                    --------------------------
paid by CONTRACTOR for sales taxes, use taxes and excise taxes on the materials and other commodities chargeable to COMPANY under the above provisions, and such other taxes and governmental charges described in Article 30, but excluding any
                                                  ----------
interest or penalties in connection with any such taxes and other charges, any taxes on motor fuels used in construction equipment to the extent recoverable from the State by reason of the fact that the equipment is not operated on public thoroughfares, and also excluding taxes set forth in Section 16.2.3.10.
                                                            -----------------
The preceding sentence shall apply only to the extent that the Project or
                                   ----
COMPANY is not exempt from such taxes. CONTRACTOR shall (and shall require each subcontractor and vendor to) account for all taxes separately as individual line items on each invoice, on each Application For Payment and in each Project cost report submitted to COMPANY.

          16.2.3  EXCLUDED COSTS.  Reimbursable Costs shall not include:
                  --------------                            ---

          16.2.3.1  OTHER OVERHEAD.  Overhead and general expenses of
                    --------------
CONTRACTOR'S principal office and offices other than the Site office, except as may be expressly included in Sections 16.2.1 and 16.2.2.
                             ---------------     ------

          16.2.3.2  CAPITAL EXPENSES.  CONTRACTOR'S capital expenses, including
                    ----------------
interest on CONTRACTOR'S capital employed for the Project, excepting capital expenses incurred solely due to COMPANY'S delay.

          16.2.3.3  NEGLIGENCE.  Costs due to the fault or negligence of
                    ----------
CONTRACTOR, subcontractors, anyone directly or indirectly employed by any of them, or for whose acts any of them may be liable, including but not limited to costs for the correction of damaged, defective or non-conforming work, disposal and replacement of materials incorrectly ordered or supplied, and making good damage to property not forming part of the Construction Work.

          16.2.3.4  OTHER COSTS.  Any cost not specifically and expressly
                    -----------
described in Sections 16.2.1 and 16.2.2.
             ---------------     ------

          16.2.3.5  OVERTIME TO MEET PROJECT SCHEDULE.  Cost of overtime premium
                    ---------------------------------
required to meet the Project Schedule if the delay was caused by the mismanagement or willful act or neglect of CONTRACTOR, its subcontractors and vendors, or their respective officers, agents, representatives or employees.

          16.2.3.6  DELINQUENT CHARGES.  Any kind of late charge, interest,
                    ------------------
penalty, taxes or extra charge for late payments, excepting late charges, interest, penalties, taxes or extra charges incurred solely due to COMPANY'S delay.

          16.2.3.7  HOME OFFICE COMPUTERS.  Costs of personal computers, work
                    ---------------------
stations, printers, software and related computer equipment used in CONTRACTOR'S home office. Depreciation related to such computer equipment is included in the hourly rates set forth in Schedule 16.2.1.1.

          16.2.3.8  SECTION 648A, BGB.  The cost of any bond obtained by
                    -----------------
CONTRACTOR under Section 648a of the German Civil Code (Bauhandwerkersicherung) shall, in the relationship between CONTRACTOR and COMPANY, be borne by CONTRACTOR, up to a maximum of two percent (2%) of the Face Value of the bond, pursuant to Section 648a, subparagraph 3 of the German Civil Code. This cost shall not be a Reimbursable Cost.

          16.2.3.9  VIOLATIONS OF LAW.  Any cost incurred as a result of the
                    -----------------
failure of CONTRACTOR or any subcontractor or vendor or their respective officers, agents, representatives or employees comply with applicable law.

          16.2.3.10   TAXES.  Income taxes or taxes based on income paid by
                      -----
CONTRACTOR, all value added taxes (including the Import Turnover Tax) paid by CONTRACTOR to its subcontractors and vendors, net assets taxes, trade capital taxes and real property taxes.

          16.2.4 PRINCIPLES AFFECTING REIMBURSABLE COSTS.  COMPANY shall
                  --------------------------------------
reimburse Contractor for the items described in Sections 16.2.1 and 16.2.2,
                                                ---------------     ------
subject, however, to the following principles.

          16.2.4.1  QUALIFYING COSTS.  COMPANY shall pay all Reimbursable Costs
                    ----------------
actually incurred that were set forth in the original Project Budget as part of the original Budgeted Cost of the Work and all additional Reimbursable Costs actually incurred that were necessary to plan, design, construct, erect, install, equip, start up, test, calibrate, adjust and turn over the Facility in accordance with the Contract, assuming proper design and construction. A cost incurred due to force majeure shall be a Reimbursable Cost. A cost incurred due to a change in the scope of the work approved by Change Order shall be a Reimbursable Cost. The cost of procuring and installing a part of the Facility that was inadvertently omitted (excluding redesign and re-engineering costs) shall be a Reimbursable Cost. A cost incurred to increase the capacity or size of a part that was inadvertently designed with a capacity or size insufficient for the Facility (excluding redesign and re-engineering costs and excluding the costs of procuring, installing and removing the undersized part) shall be a Reimbursable Cost. A cost incurred to avoid an unforeseen obstruction, such as subsurface granite, shall be a Reimbursable Cost. Examples of these and other costs that qualify as Reimbursable Costs are set forth in Schedule 16.2.4
                                                          ---------------
attached hereto and made a part hereof. Such examples shall be utilized in the interpretation and application of the principles set forth in this Section
                                                                   -------
16.2.4.
------

          16.2.4.2  NON-QUALIFYING COSTS.  Items that otherwise would qualify as
                    --------------------
     Reimbursable Costs shall be excluded from Reimbursable Costs if such costs duplicate previous work or were incurred to correct errors or omissions. Injuries to persons at the Site do not qualify as Reimbursable Costs. Examples of these and other costs excluded from Reimbursable Costs are set forth in

     Schedule 16.2.4.  Such examples shall be utilized in the interpretation and
     ---------------
     application of the principles set forth in this Section 16.2.4.
                                                     --------------

          16.2.4.3  SPECIFIED COSTS.  Costs which are specifically identified in
                    ---------------
     other provisions of the Contract as being the responsibility of either COMPANY or CONTRACTOR shall be paid by the responsible party.

          16.2.4.4  CHANGES IN PROJECT BUDGET.  Additional Reimbursable Costs
                    -------------------------
     incurred as a result of a change in the scope of the work approved by Change Order shall be added to the Budgeted Cost of the Work. Additional Reimbursable Costs incurred as a result of an unforeseen event or condition (excluding price or cost increases) or force majeure shall be paid by COMPANY and will result in an adjustment of the Budgeted Cost of the Work.

     16.3 CONTRACTOR'S FEE.  COMPANY shall pay CONTRACTOR a fee (the "FEE")
          ----------------
which shall consist of the Budgeted Fee set forth in Section 16.3.1 and as
                                                     --------------
increased by incentives, if any, earned by CONTRACTOR'S cost savings or as decreased by overruns, if any, caused by CONTRACTOR'S overruns pursuant to Section 16.3.2, and adjusted by adjustments in the Fee pursuant to
   --------------
Section 16.10.
-------------

          16.3.1  THE FEE.  The Budgeted Fee (the "BUDGETED FEE") shall be
                  -------
DEM8,120,000, adjusted as set forth in Section 16.10 (which does not include
                                       -------------
value added taxes associated with such Fee). At the time that the Project Budget is finalized prior to commencement of the Construction Work, the total budgeted Cost of the Work will be determined. That total budgeted Cost of the Work shall be referred to herein as the "BUDGETED COST OF THE WORK". If the parties revise the Project Budget due to changes, additions or omissions pursuant to Section 10.3 or Section 14.3.1 or due to COMPANY'S delay pursuant to
            ------------    --------------
Section 14.4, the Budgeted Cost of the Work shall also be revised
------------
accordingly, but the Budgeted Fee shall only be adjusted in accordance with
Section 16.10.  As of the date of this Agreement, the Budgeted Cost of the Work
-------------
is DEM460,544,936 (which does not include value added taxes associated with such Fee).

          16.3.2  CALCULATE INCENTIVE CHANGES IN FEE.  If, upon completion of
                  ----------------------------------
the Project, the actual Cost of the Work equals the Budgeted Cost of the Work, the Fee shall be the original Budgeted Fee. If, upon completion of the Project, the actual Cost of the Work is less than the Budgeted Cost of the Work, the Fee shall be increased by twenty percent (20%) of the amount of savings up to, but not exceeding a maximum total Fee (i.e., Budgeted Fee plus cost savings) of
                                   ---
DEM16,675,000 (which does not include value added taxes associated with such
Fee). For purposes of calculating the foregoing increase in the Fee, if CONTRACTOR performs directly (i.e., without any subcontractor) the Construction
                              ---
Work for the Clean Room, that portion of the total Budgeted Cost of the Work attributable to the Construction Work performed directly by CONTRACTOR for the Clean Room shall be subtracted from the total Budgeted Cost of the Work, and that portion of the actual Cost of the Work attributable the Construction Work performed directly by CONTRACTOR for the Clean Room shall be subtracted from the actual Cost of the Work, so that any savings attributable to the Construction Work performed directly by CONTRACTOR for the Clean Room shall be excluded in determining the amount of the savings upon which increases in the Fee are to be calculated. If, upon completion of the

Project, the actual Cost of the Work exceeds the Budgeted Cost of the Work, the Fee shall be reduced by twenty percent (20%) of the amount that exceeds the Budgeted Cost of the Work, until the amount of the reduction equals fifty percent (50%) of the Budgeted Fee. From that point further, there shall be no more reductions in the Fee.

          16.3.3  FEE FOR SERVICES.  The parties intend that all costs and
                  ----------------
expenses incurred by CONTRACTOR in connection with the Project not specifically provided to be reimbursed to CONTRACTOR in Section 16.2 including, but not by
                                           ------------
way of limitation, CONTRACTOR'S profit and the cost of performing CONTRACTOR'S guarantees and warranties, shall be covered by the Budgeted Fee.

     16.4 TOTAL CONTRACT AMOUNT.  Except for such payments as may become due
          ---------------------
CONTRACTOR under other provisions of this Contract, the summation of the Reimbursable Costs enumerated in Section 16.2 above and the Fee set forth in
                                 ------------
Section 16.3 above shall constitute the total Contract Amount which COMPANY
------------
shall pay to CONTRACTOR for the true and faithful performance of all of CONTRACTOR'S obligations under the Contract.

     16.5 COSTS OF ALTERATIONS.  CONTRACTOR'S charges under Section 16.2 above
          --------------------                              ------------
shall not include charges of the kinds covered therein incurred by CONTRACTOR for making the alterations, adjustments, repairs, replacements and other corrections described in Article 19 hereof. Moreover, in the event the costs of
                         ----------
such work are compensated to CONTRACTOR by insurance carried hereunder, there shall be no adjustment made in CONTRACTOR'S Fee as a consequence of any insurance proceeds paid to CONTRACTOR. All alterations, adjustments, repairs, replacements and other corrections which CONTRACTOR may be required to make on the Facility in fulfilling the guarantees set forth in Article 18 hereof after
                                                       ----------
COMPANY takes over the Facility for operation or use shall be borne by CONTRACTOR without reimbursement from COMPANY. Furthermore, in cases where COMPANY makes any alterations, adjustments, repairs, replacements or other corrections of the kind herein above considered in this Section 16.5 with its
                                                        ------------
own forces as provided for in Section 19.4 hereof, CONTRACTOR shall reimburse
                              ------------
COMPANY for the actual costs to COMPANY of all materials and labor used therefor and all other expenses such as overhead, taxes, insurance, freight, equipment rental and the like applicable thereto.

     16.6 RECORDS OF REIMBURSABLE COSTS.  Following each month's work hereunder,
          -----------------------------
CONTRACTOR shall prepare a summary of the total hours expended by job or worker classification of all employees who have performed work hereunder during the preceding month whose time is chargeable to COMPANY under the provisions of
Section 16.2 above.  (CONTRACTOR shall maintain individual time cards and rate
------------
sheets for all of its personnel who have performed work hereunder showing the time actually spent by each individual as part of CONTRACTOR'S records of Reimbursable Costs.) CONTRACTOR shall transmit copies of this summary as soon as possible thereafter to COMPANY'S Project Manager. All fringe benefits included in labor charges shall be accounted for as a separate line item. In addition, CONTRACTOR shall keep accurate and detailed accounts of all other Reimbursable Costs chargeable to COMPANY under Section 16.2 above. All material
                                               ------------
costs shall be verified by the actual payment vouchers. In case any subcontract is let, or purchase is made, on a "cost-plus" basis pursuant to Section 9.5
                                                                -----------
hereof, CONTRACTOR shall, if COMPANY so requests, make an audit of all expenditures made thereunder prior to final settlement with such subcontractor or vendor. Furthermore, CONTRACTOR shall provide COMPANY'S Inspector and other Representatives continuous access to the Site and other locations where work on this Contract is being performed and shall give COMPANY'S Inspector and other Representatives and auditors access to CONTRACTOR'S books and other records at any and all reasonable times to the extent necessary to determine the accuracy of all of CONTRACTOR'S charges entered into the accounts referred to above and the number of hours entered in the summaries referred to in the first sentence of this Section 16.6. CONTRACTOR
                                                        ------------
shall furnish COMPANY with such statements, invoices, receipts, vouchers, and other information as may be required to enable COMPANY to audit CONTRACTOR'S books and other records. All time cards for time chargeable to COMPANY in the summaries referred to in the first sentence of this Section 16.6 must bear the
                                                    ------------
signature of the person's department head or division head. Also, any "cost-plus" subcontract or purchase order which CONTRACTOR may (with COMPANY'S prior written consent) enter into in connection with its Construction Work hereunder shall contain provisions (i) requiring that accurate and detailed accounts be kept of the Reimbursable Costs thereunder, (ii) permitting the Representatives and auditors of CONTRACTOR and COMPANY to have access for audit purposes at any and all reasonable times to the subcontractor's or vendor's books and other records pertaining to costs thereunder, and (iii) requiring that each such subcontractor or vendor furnish CONTRACTOR and COMPANY (if requested) with such statements, invoices, receipts, vouchers, and other information as may be needed to enable CONTRACTOR and COMPANY to audit the books and records pertaining to said costs.

     16.7 DISCOUNTS AND REFUNDS.  CONTRACTOR shall promptly apply for and obtain
          ---------------------
all discounts (including discounts due to payment of bills on a "cash" basis), refunds, deductions (including tax collection allowances) and the like to which CONTRACTOR may be entitled with respect to the items charged to COMPANY under this Article 16. COMPANY shall be entitled to a credit in the amount of each
     ----------
such discount, refund, deduction and the like and CONTRACTOR shall make reasonable and timely efforts to see that they are secured.

     16.8 SURPLUS.  COMPANY shall be entitled to all surplus materials, surplus
          -------
construction supplies, and surplus items for which it shall have reimbursed CONTRACTOR at actual cost. Upon completion of its Construction Work hereunder, CONTRACTOR shall remove all of said materials, supplies, and items to places of storage or disposal to be designated by COMPANY; however, if requested by COMPANY, CONTRACTOR shall make a reasonable effort to arrange with vendors to take back (or otherwise dispose of) such left over items and if successful, shall credit COMPANY with the amounts refunded or credited by vendors. The amounts of such refunds or credits obtained from vendors for returning such left over items shall in each instance be subject to COMPANY'S approval. As to those surplus materials and supplies that are not taken back by the vendors, CONTRACTOR shall, to the extent requested by COMPANY, endeavor to sell the same to third parties subject to COMPANY'S prior approval as to the amounts to be received therefor. CONTRACTOR shall use its best efforts, consistent with meeting its obligations under the Contract, to keep surplus materials to a minimum. In those instances where because of delivery instructions, CONTRACTOR finds it necessary to order materials on an estimated basis prior to completing the engineering design, CONTRACTOR shall review such orders promptly after the design is completed and adjust the quantities involved to conform to actual material take-off. After its field operations begin, CONTRACTOR shall make a periodic review of materials on hand and on order for the purpose of identifying any surplus materials that are beyond its needs. CONTRACTOR shall furnish COMPANY reports listing any such surplus materials thus disclosed and showing its recommendations as to whether the surplus should be returned to vendors for credit or made available for sale to other parties. COMPANY shall promptly review such reports and advise CONTRACTOR as to the actions to be taken with respect to disposal of surplus materials.

     16.9 LUMP SUM SUBCONTRACT.  It is agreed that in those instances where
          --------------------
COMPANY feels that it would be in its best interests to have CONTRACTOR subcontract any of the field work hereunder on a lump-sum price basis instead of having such work performed by CONTRACTOR'S forces on the basis herein provided for, COMPANY shall have the right to require CONTRACTOR to do so.

Costs of the kinds covered in Section 16.2.1 above that are incurred by
                              --------------
CONTRACTOR in connection with field work performed under lump sum subcontracts referred to in this Section 16.9 shall merge with or be reflected by the
                    ------------
charges under said lump sum subcontracts.  Provided, however, that the amount
                                           --------  -------
of any lump sum subcontract shall exclude applicable value added taxes (including the Import Turnover Tax) and other applicable taxes and all value added taxes and other applicable taxes shall be calculated and identified separately on all invoices from a subcontractor under a lump sum contract and on CONTRACTOR'S Application for Payment.

     16.10  ADJUSTMENT IN FEE.  The Fee is firm and shall not be subject to
            -----------------
adjustment except (i) in cases where it is mutually agreed that CONTRACTOR'S services and general overhead costs are significantly increased as a result of an act or omission of COMPANY not authorized by the Contract or if the Facility is destroyed or suffers major damage and CONTRACTOR is required to rebuild or repair same pursuant to Article 22 hereof, or (ii) if major changes, additions
                        ----------
or omissions are made in the scope of the work pursuant to Section 10.2 and
                                                           ------------
approved by Change Order or (iii) if it is determined that restructuring of the Fee would be in the best interest of COMPANY and CONTRACTOR agrees to such restructuring. A major change, addition or omission in the scope of the work shall not be construed to have occurred unless it involves a change in the scope of the work that increases or decreases the Budgeted Cost of the Work by more than twenty percent (20%). In the event of a major change, addition or omission in the scope of the work as described in Clause (ii) of this Section, the Budgeted Fee shall be adjusted according to the following formula: (a) the original Budgeted Fee shall be divided by the original Budgeted Cost of the Work, and the quotient of such division is herein referred to as the "ORIGINAL MULTIPLIER"; (b) the Original Multiplier shall be multiplied by 0.75, and the product of such multiplication is herein referred to as the "ADJUSTED MULTIPLIER"; (c) that portion of the increase or decrease in the Budgeted Cost of the Work that exceeds 20% of the then current Budgeted Cost of the Work shall be determined: (d) that portion of the increase or decrease in the Budgeted Cost of the Work that exceeds 20% of the then current Budgeted Cost of the Work shall be multiplied by the Adjusted Multiplier; and (e) the product of the multiplication in Clause (d) shall be added to or subtracted from the Budgeted Fee. For example, as an illustration only, if the original Budgeted Cost of the Work is $1,000,000, the original Budgeted Fee is $10,000 and the scope of the work is increased so that the Budgeted Cost of the Work is now $1,300,000, the Budgeted Fee would be adjusted as follows:

                (A)  10,000/1,000,000 = 0.01;

                (B)  0.01 x 0.75 = 0.0075;

                (C)  $1,000,000 x 0.20 = $200,000;

                     $1,300,000 - $1,200,000 = $100,000;

                (D)  $100,000 x 0.0075 = $750;

                (E)  $10,000 + $750 = $10,750.
                                       ======

Upon the occurrence of an event described in Clause (i) or Clause (iii) of this
                                             ----------    ------------
Section, any increase or decrease in the Fee shall be mutually agreed to by the parties, and such agreement shall be evidenced in writing. If there is any increase or decrease in the Fee, the Budgeted Fee shall be adjusted accordingly.

                                    ARTICLE 17
                               TERMS OF PAYMENT

     17.1 PAYMENT OF CONTRACT AMOUNT.  Based upon Applications for Payment
          --------------------------
submitted to COMPANY by CONTRACTOR, COMPANY shall make progress payments on account of the Contract Amount to CONTRACTOR pursuant to this Article 17. The
                                                              ----------
period covered by each Application for Payment shall be one calendar month ending on the last day of the month. In all instances, the period covered by the Application for Payment must coincide with the corresponding period set forth in the Project Schedule. Near the end of each calendar month, CONTRACTOR shall prepare a fully itemized Application for Payment showing in detail and as completely as possible (i) invoices actually received from subcontractors, vendors and other third parties and expenses and charges actually paid for Reimbursable Costs chargeable to COMPANY under the provisions of Section 16.2
                                                                 ------------
hereof (less sums for which CONTRACTOR has previously received reimbursement); and (ii) the portion of CONTRACTOR'S Budgeted Fee that is then payable to CONTRACTOR, as stated in Section 17.2 below. The Application for Payment shall
                         ------------
show the actual mathematical calculations by which such portion of the Budgeted Fee was determined. The Application for Payment shall be broken down by Reimbursable Costs and Budgeted Fee attributable to each Construction Phase. Each Application for Payment will show the total hours worked by employees in each classification set forth in Schedule 16.2.1.1 multiplied by the corresponding hourly rate in Schedule 16.2.1.1. As soon as each such Application for Payment shall have been prepared, CONTRACTOR shall submit it to COMPANY along with all substantiating invoices, payrolls, petty cash accounts, freight bills, etc., not previously submitted and, at the same time, shall also send COMPANY an invoice for the amount by which the summation of the amounts entered in the aforesaid Application for Payment exceeds the aggregate of all payments previously made by COMPANY under the provisions of this Section 17.1
                                                                 ------------
and Section 17.2.  Each Application for Payment shall show (1) Reimbursable
    ------------
Costs for the Project and for each Construction Phase and (2) the percentage completion of the Construction Work for the Project and for each Construction Phase as of the end of the period covered by the Application for Payment. CONTRACTOR shall certify to COMPANY the aforesaid percentages of completion, and COMPANY and COMPANY'S Inspector shall have the right to verify such percentages. Each Application for Payment and the progress payment made by COMPANY to CONTRACTOR shall exclude all amounts that CONTRACTOR retains from its subcontractors (such amount retained being hereinafter referred to as the "SUBCONTRACT RETAINAGE"). Applications for Payment shall show the portion of Reimbursable Costs properly allocable to materials delivered and suitably stored at the Site for subsequent incorporation in the Facility ("STORED MATERIALS") and shall show that the requirements of Section 17.7 have been satisfied as a
                                        ------------
condition precedent to payments for Stored Materials. In taking action on CONTRACTOR'S Applications for Payment, COMPANY shall be entitled to rely on the accuracy and completeness of the information furnished by CONTRACTOR and shall not be deemed to represent that COMPANY has made a detailed examination, audit or arithmetic verification of the documentation submitted or other supporting data. In no event shall any Application for Payment seek reimbursement of Reimbursable Costs previously reimbursed to CONTRACTOR or payment of any part of the Budgeted Fee previously paid to CONTRACTOR. Subject to the provisions of
Article 31 hereof, if COMPANY finds the Application for Payment and invoices to
----------
be proper and in accord with the provisions hereof and if no Default or Event of Default then exists hereunder, COMPANY shall pay CONTRACTOR the entire amount of said Application for Payment within thirty (30) calendar days after receiving the Application for Payment, the invoices and other matters hereinabove specified to be submitted therewith. Any errors or discrepancies discovered in the Application for Payment shall not be cause for COMPANY to withhold payment of the balance of the Application for Payment as to which there is no error or discrepancy. If any part of the Project (including any Construction Work) covered by any monthly Application for Payment has been rejected by COMPANY or COMPANY'S Inspector or Representative (including any Person acting on behalf of any lender of COMPANY) or is being repaired or replaced by CONTRACTOR, the portion of Reimbursable Costs for which CONTRACTOR seeks reimbursement and the portion of the Budgeted Fee attributable to such part of the Project shall be withheld until all necessary repair or replacement has been completed and approved by COMPANY.  COMPANY shall not be obligated to make payment for any
Construction Work that is not covered by an invoice or that has been rejected by COMPANY or COMPANY'S Inspector or Representative or that exceeds the maximum amount budgeted for the affected Construction Phase. If payment is sought for Stored Materials, CONTRACTOR shall satisfy the conditions to payment for Stored Materials set forth in Section 17.7 below. In no event shall any payment exceed
                       ------------
the difference between (y) the cost of Construction Work in place, payments for Stored Materials, if any, the portion of the Budgeted Fee payable to date, and any other costs, expenses and fees actually paid by CONTRACTOR for Project costs as of the date of the Application for Payment, and (z) any required Retainage (defined in Section 17.2 below) and the sum of all prior payments. Each advance
            ------------
for CONTRACTOR'S Budgeted Fee shall be subject to the Retainage.

     17.2 PAYMENT OF INCREASES IN FEE; RETAINAGE.  No portion of the Fee above
          --------------------------------------
the Budgeted Fee shall become due and payable until the Project has been finally completed and Final Acceptance of the Facility has occurred. Progress payments shall be made only on the Budgeted Fee. Each Application for Payment shall show the percentage of the Project that has been completed to COMPANY'S satisfaction, and CONTRACTOR shall be paid (subject to Retainage) the same percentage of the Budgeted Fee. Out of each payment of the Budgeted Fee, COMPANY shall retain fifteen percent (15%) of the portion of the Budgeted Fee then due under the Contract. The amount retained by COMPANY is referred to as the "RETAINAGE".
The Application for Payment shall show the portion of the Budgeted Fee that is then due and payable, including the method used to calculate such portion, under clause (ii) in Section 17.1, above, and shall show the eighty-five percent (85%)
               ------------
portion payable to CONTRACTOR, the fifteen percent (15%) portion to be retained by COMPANY and the cumulative amount retained by COMPANY. In no event shall COMPANY be obligated to pay to CONTRACTOR on account of CONTRACTOR'S Budgeted Fee an amount greater than the amount that bears the same ratio to the entire Budgeted Fee as the then percentage of completion of the Facility bears to one hundred percent (100%) completion of the Facility.

     17.3 PARTIAL RELEASE OF RETAINAGE. It is agreed that COMPANY will release
          ----------------------------
one-half of the Retainage for payment to CONTRACTOR if the Facility is finally completed prior to or on the date for Final Completion set forth in Section
                                                                    -------
14.2. CONTRACTOR shall submit a separate invoice to COMPANY covering such payment at the time the Facility is taken over for operation and maintenance as aforesaid, and COMPANY shall pay CONTRACTOR the amount of said invoice within thirty (30) calendar days after COMPANY'S receipt thereof.

     17.4 PAYMENT NOT A WAIVER BY COMPANY.  No payments made by COMPANY pursuant
          -------------------------------
to a monthly Application for Payment as hereinabove provided shall be deemed to signify or imply acceptance of the materials or workmanship covered by such Application for Payment; and none of them shall operate as an admission on the part of COMPANY as to the propriety or accuracy of any of the amounts entered in the aforesaid Application for Payment, or as a waiver of COMPANY'S right to audit provided for herein. Furthermore, when computing subsequent payments, COMPANY shall not be bound by any entries in previous Applications for Payment and shall be permitted to make corrections for errors therein. COMPANY'S final payment for the Facility shall in no way relieve CONTRACTOR of any obligations or responsibilities under the Contract which extend beyond the date of such final payment.

     17.5 PAYMENT OF BALANCE OF RETAINAGE.  Within thirty (30) calendar days
          -------------------------------
after COMPANY has given CONTRACTOR its Final Acceptance of the Facility as provided for in Article 15 hereof and received a proper Application for Payment
                ----------
and supporting invoices from CONTRACTOR covering the payment hereinafter specified in this Section 17.5 and has received from CONTRACTOR
                  ------------
all other documents and other items required from CONTRACTOR hereunder (including without limitation documents required by Section 4.11 and Section
                                                    ------------
27.1 and Articles 28 and 29), COMPANY shall pay CONTRACTOR the balance of the
         -----------     --
Contract Amount due on the cost of the Facility as of the date of Final Acceptance (as verified by COMPANY'S Representatives and accountants) less the summation of all credits and refunds then due COMPANY under the provisions of the Contract; provided, however, that in case the aforesaid summation of credits and refunds due COMPANY shall be found to exceed the aforesaid unpaid balance of the Contract Amount, CONTRACTOR shall remit the difference between said summation and said unpaid balance to COMPANY within thirty (30) calendar days after the amount of such difference is determined. Such determination shall be made with reasonable dispatch. Except as provided in Section 17.6 next below,
                                                     ------------
the payment hereinabove specified shall be the final payment due CONTRACTOR under the Contract; and before said final payment is made, CONTRACTOR shall submit evidence satisfactory to COMPANY that all payrolls, bills, and other indebtedness theretofore incurred in connection with the Contract have been paid, and all subcontractors and vendors have been paid in full and all governmental inspections and approvals required to permanently occupy and operate the Facility have been completed and issued and the Contract has otherwise been fully performed by CONTRACTOR.

     17.6 INSURANCE ADJUSTMENTS.  The hourly rates in Schedule 16.2.1.1 shall
          ---------------------
not be adjusted in the event of any insurance premium adjustments resulting from audits by Contractor's insurers or for any other reason.

     17.7 STORED MATERIALS.  As a condition precedent to payment for Stored
          ----------------
Materials (i) the Stored Materials shall be included in the coverage of the insurance policies required under this Agreement; (ii) CONTRACTOR shall deliver a certification that no subcontractor, vendor, or other person has retained title, or has liens on or security interests in, the Stored Materials and shall deliver paid invoices or other documentation evidencing title to the Stored Materials vested in CONTRACTOR; (iii) CONTRACTOR shall have delivered such documentation as shall be effective to transfer, upon payment, ownership of the Stored Materials to COMPANY; and (iv) the Stored Materials are satisfactorily stored at the Site to protect against theft or damage. Except with COMPANY'S prior written approval, CONTRACTOR shall not make advance payments to vendors for materials which have not been delivered and stored at the Site.

                                   ARTICLE 18
                           WARRANTIES AND GUARANTEES

     18.1 CONTRACTOR'S WARRANTY AND GUARANTEE.  CONTRACTOR warrants and
          -----------------------------------
guarantees (i) that all of CONTRACTOR'S, its subcontractors' and vendors' design and engineering work for the Facility, as well as the selection of materials for the Facility, will be properly performed; (ii) that the Facility and all workmanship and materials therein will be (and perform) as specified and described in the Contract Documents and in applicable plans, specifications, drawings, data sheets and other Contract Documents approved by COMPANY; (iii) that all said workmanship and materials will be of the best quality for the grades specified, free from objectionable defects, and suitable for the respective uses intended; (iv) that CONTRACTOR'S work and design possesses at the time of Final Acceptance the characteristics assured in the Contract; (v) that the work and design conform with the recognized rules of sound engineering practice and are free from defects which would nullify or diminish the value or usefulness of the Facility for normal purposes or for the purpose intended in the Contract; and (vi) that the work and design shall satisfy COMPANY requirements for clean room air quality, process equipment, vibration, particulate, air, water and other quality requirements of COMPANY. The foregoing warranties and guarantees exclude the Wafer Process Equipment and materials purchased directly by COMPANY. If any failures of the Facility or any Construction Phase or any system within the

Facility to conform to the foregoing warranties and guarantees (excepting, however, any such failures resulting from ordinary wear and tear, ordinary corrosion, or improper operation after COMPANY takes over the Facility for operation if such improper operation is not attributable to some act or omission of CONTRACTOR, its subcontractors or vendors) are found by COMPANY within the applicable period of time specified hereinafter in this Section, beginning on the Warranty Commencement Date (defined in this Section) applicable to the Facility or to the Construction Phase or to such system, COMPANY shall promptly notify CONTRACTOR thereof in writing; and, in accordance with the provisions of
Article 19 hereof, CONTRACTOR shall thereupon make all alterations,
----------
adjustments, repairs, replacements and other corrections and do all things needful to make the Facility or such Construction Phase or such system and all workmanship and materials therein conform to the warranties and guarantees herein specified in every particular. The warranty and guarantee periods for the Facility or any Construction Phase or system are as follows:


          Electrical [Electrical         1 year
          generating or transmitting
          equipment such as trans-
          formers, switchgear,
          generators, etc.]

          Rotating Parts                 1 year

          Piping And Static              5 years
          Mechanical Systems

          Any Other Portion Of           5 years
          The Facility

Furthermore, it is agreed that all alterations, adjustments, repairs, replacements and other corrections that CONTRACTOR is required to make within the guarantee period specified above in this Section 18.1 shall, in each case,
                                             ------------
be warranted and guaranteed by CONTRACTOR for an additional period of time equal to the applicable period of time specified above in this Section, dating from the date that the alteration, adjustment, repair, replacement and other corrections have been completed. CONTRACTOR'S warranties and guarantees shall exclude liability for ordinary wear and tear, ordinary corrosion or improper operation after Company takes over the Facility for operation if such improper operation is not attributable to some act or omission of CONTRACTOR, its subcontractors or vendors. The "WARRANTY COMMENCEMENT DATE" shall be (i) in the case of a system, the date upon which such system has been completed in its entirety and all Punch List items that could lead to a malfunction of the system or could limit any of such system's functions or could affect COMPANY'S continuous use of such system have been corrected and the system satisfies the specifications for the operation of such system and such system has satisfied the System Performance Test and COMPANY has given CONTRACTOR notice of satisfactory completion of the System Performance Test pursuant to Section 25.2;
                                                                   ------------
and (ii) in the case of any other part of the Facility, upon Final Completion of the Facility.

     18.2 COMPANY'S RIGHT TO REPAIR.  If CONTRACTOR fails or refuses to comply
          -------------------------
with a demand to repair defects within a reasonable time set by COMPANY or unreasonably postpones such repair, then COMPANY shall be entitled to have the defects repaired at the expense of CONTRACTOR by COMPANY'S own forces as provided in Section 19.3. Furthermore, in that case COMPANY shall be entitled
            ------------
to claim from CONTRACTOR an anticipated payment on the estimated expense to repair the defects. In such event, COMPANY shall use reasonable efforts to avoid unnecessary expenditures and shall maintain reasonably detailed records of the costs COMPANY incurs.

     18.3 LIABILITY FOR DAMAGES.  If a defect is attributable to a fault of
          ---------------------
CONTRACTOR or its agents, subcontractors or vendors, CONTRACTOR shall also be obliged to compensate COMPANY for all liability, loss, damage, cost and expense arising therefrom.

     18.4 CAPACITIES AT OPERATING CONDITIONS.  It is expressly understood that
          ----------------------------------
compliance with the aforesaid warranties and guarantees will require, but not by way of limitation, that all materials will have capacities (in terms of heat capacities, duty cycles, rates of flow, volumes, and the like) at operating conditions as set forth in the plans, specifications, drawings, data sheets and other Construction Documents approved by COMPANY, under which said items of material are furnished, not less than the respective capacities set forth in said plans, specifications, drawings, data sheets and other Construction Documents and, further, that said items will operate satisfactorily (that is, will be free from defects in design and will operate particulate free and without excessive noise, vibration, strain, and deterioration) at all capacities set forth in said plans, specifications, drawings, data sheets and other Construction Documents. Furthermore, CONTRACTOR warrants and guarantees that the Facility shall meet the conditions of temperature, pressure, cleanliness, vibration and other operating conditions specified in COMPANY'S process design requirements.

     18.5 Coordination Of Functions.  CONTRACTOR further warrants and guarantees
          -------------------------
that the Facility and all portions thereof will be suitably coordinated as to functions and interrelations, properly responsive to controls and sufficiently stable in operation to avoid objectionable fluctuations in operating temperatures, pressures, cleanliness, vibration and other operating conditions and the like during all stages of operation; and will operate satisfactorily without depending upon the routine use of spare equipment or upon the added capacity of any spare equipment and with no more attention than is consistent with good facility operating practice.

     18.6 RETAINING IMPERFECT MATERIALS.  In the event that any workmanship or
          -----------------------------
materials are found to be not as above warranted or guaranteed and the parties hereto mutually agree to permit same to remain in the Facility, the retention of such workmanship or materials shall not operate as a waiver of CONTRACTOR'S responsibility therefor and, in the absence of a written agreement to the contrary, CONTRACTOR'S responsibility for the safety and serviceability of such workmanship and materials shall be the same as though such imperfections had not been discovered. However, the parties shall not allow a known unsafe condition to continue to exist.

     18.7 NO RELEASE OF OTHER CLAIMS.  This Article 18 shall not constitute, or
          --------------------------        ----------
be interpreted to constitute, a release or discharge by COMPANY of any right, claim or remedy COMPANY may have against CONTRACTOR or any subcontractor or vendor under the Contract or under applicable law in respect of the matters encompassed by this Article 18 or in respect of any defects or failure to meet
                    ----------
specifications or failure of capacities at operating conditions or improper, inferior, defective, unsuitable or damaged workmanship or materials or Defaults or Events of Default or other disputed claim or cause of action whatsoever.

                                   ARTICLE 19
                   CORRECTION OF DEFECTIVE CONSTRUCTION WORK

     19.1 CORRECTION OF WORK FOR WHICH CONTRACTOR IS RESPONSIBLE.  Subject to
          ------------------------------------------------------
the conditions hereinafter set forth in this Article 19 and in Article 22
                                             ----------        ----------
hereof, CONTRACTOR at no charge to COMPANY shall make or cause to be made all alterations, adjustments, repairs, replacements and other corrections to the Construction Work that shall be, or become, necessary (i) by reason of the rejection of improper, inferior, defective, unsuitable or damaged workmanship or materials, or any combination thereof, before COMPANY takes over the Facility for operation; (ii) by reason of any loss or damage that may be suffered by the Facility for which CONTRACTOR assumes responsibility under other provisions of the Contract; (iii) to make the Facility and all workmanship and materials therein conform to CONTRACTOR'S warranties and guarantees; or (iv) to the extent that any such defects are the result of CONTRACTOR'S negligence or willfulness or disregard of specifications or drawings. Any defect in materials due to the fault or default of any subcontractor or vendor shall be imputed to CONTRACTOR, and CONTRACTOR shall be liable to COMPANY for such defect. CONTRACTOR shall require that each subcontractor and vendor incorporate into their respective sub-subcontracts and purchase orders with their respective sub-subcontractors and vendors the same liability to CONTRACTOR that CONTRACTOR has to COMPANY under this Section. If any materials furnished by COMPANY hereunder are found to be improper, inferior, defective, unsuitable or damaged, COMPANY shall bear the expenses for all necessary alterations, adjustments, repairs, or replacements to said materials that are needed because of such deficiencies. All alterations, adjustments, repairs, and replacements made under the provisions of the Contract shall include the removal (if removal be necessary) of the improper, inferior, defective, unsuitable, or damaged materials and the handling and installation of the altered, repaired, or new materials; and any such work which is done after the Facility has been put into operation shall be performed with as little interruption of the operation of the Facility as feasible.

     19.2 USING NEW MATERIALS FOR REPAIRS.  Materials which are found to be
          -------------------------------
improper, inferior, defective, unsuitable, or damaged, or otherwise not in conformance with the Contract shall not be altered or repaired, but shall be replaced with new materials, unless (i) CONTRACTOR gives COMPANY a written statement to the effect that the proposed alteration or repair is practicable and will entirely correct the unsatisfactory features of the materials under consideration, and COMPANY agrees in writing to said alteration or repair; or
(ii) specifications issued or approved by COMPANY for the materials in question permit alterations or repairs of the nature contemplated.

     19.3 REPAIR BY COMPANY.  In the event that any alteration, adjustment,
          -----------------
repair, replacement or other correction becomes necessary as provided in this
Article 19 after the Facility has been put into operation and if it is mutually
----------
agreed that said alteration, adjustment, repair, replacement or other correction can be made more rapidly and with less delay in the operation of the Facility by COMPANY'S forces than by CONTRACTOR'S, or if CONTRACTOR fails or refuses to make or unreasonably postpones said alteration, adjustment, repair, replacement or other correction, COMPANY shall have the right to make said alteration, adjustment, repair, replacement or other correction with its own forces at CONTRACTOR'S expense. In such event, COMPANY shall use reasonable efforts to avoid unnecessary expenditures and shall maintain reasonably detailed records of the costs COMPANY incurs.

                                   Article 20
                                   Indemnity

     20.1 CONTRACTOR'S INDEMNITY.  CONTRACTOR shall defend, indemnify, and hold
          ----------------------
harmless COMPANY, COMPANY'S consultants and any lender for the Project and their officers, agents and employees from and against all claims, demands, damages, liabilities, losses, suits, actions, costs and expenses, including court costs and attorneys' fees, arising out of, or resulting from any defective design or defective materials or from the performance of defective or negligent (simple or gross) acts, errors or omissions during Construction Work or of any work pursuant to CONTRACTOR'S guarantee and warranty (including without limitation any work pursuant to guarantees and warranties provided by subcontractors and vendors), CONTRACTOR'S or its subcontractors', vendors' or agents' activities on the Site, or CONTRACTOR'S breach of this Agreement.

Additionally, CONTRACTOR agrees to defend, indemnify and hold COMPANY, COMPANY'S other consultants and any lender for the Project and their officers, agents and employees harmless from and against any and all claims, demands, damages, liabilities, losses, suits, actions, costs and expenses (including court expenses and attorneys' fees) for (i) injuries to or death of any person or persons, including the employees of each party hereto and the employees of their subcontractors or vendors or of any lender for the Project, and (ii) loss of or damage to real property (including environmental contamination resulting from the activities of CONTRACTOR or its subcontractors, vendors or agents), or the property of any person or persons (including existing property of COMPANY and the Facility) caused by or arising out of any occurrence in any manner connected with the defective or negligent (simple or gross) acts, errors or omissions during performance of the Contract, regardless of whether or not it is caused in part by a party or other person indemnified hereunder, except that CONTRACTOR assumes no liability whatsoever for the sole negligent acts of COMPANY or of COMPANY'S officers, agents or employees. CONTRACTOR shall be fully responsible for any defective or negligent (simple or gross) acts, errors or omissions of any of CONTRACTOR'S subcontractors or vendors (including without limitation sub-subcontractors, manufacturers, suppliers and other persons hired by any subcontractor or vendor in performing its obligations under the Contract).

     20.2 INDEMNIFICATION BY SUBCONTRACTORS AND VENDORS.  CONTRACTOR shall use
          ---------------------------------------------
its best efforts to require each subcontractor and vendor in each subcontract and purchase order to defend, indemnify and hold harmless COMPANY, COMPANY'S consultants and any lender for the Project and their officers, agents and employees from and against all claims, demands, damages, liabilities, losses, suits, actions, costs and expenses, including court costs and attorneys' fees, arising out of, or resulting from the performance of the Construction Work by such subcontractor or vendor or of any work pursuant to any guarantee and warranty given by such subcontractor or vendor, such subcontractor's or vendor's activities on the Site, or such subcontractor's or vendor's breach of its subcontract or purchase order, and each subcontract and purchase order shall require each subcontractor and vendor to defend, indemnify and hold COMPANY, COMPANY'S consultants and any lender for the Project and their officers, agents and employees harmless from and against any and all claims, demands, damages (including consequential damages), liabilities, losses, suits, actions, costs and expenses (including court expenses and attorneys' fees) for (i) injuries to or death of any person or persons, including the employees of each party hereto and the employees of their sub-subcontractors or vendors or of any lender for the Project, and (ii) loss of or damage to real property (including environmental contamination resulting from the activities of such subcontractor or vendor), or the property of any person or persons (including existing property of COMPANY and the Facility) caused by or arising out of any occurrence in any manner connected with the performance of such subcontract or purchase order, regardless of whether or not it is caused in part by a party or other person indemnified hereunder, except that no subcontractor or vendor shall have any liability whatsoever for the sole negligent acts of COMPANY or of COMPANY'S officers, agents or employees.

     20.3 COMPANY'S INDEMNITY.  COMPANY shall defend, indemnify, and hold
          -------------------
harmless CONTRACTOR and CONTRACTOR'S officers, agents and employees from and against all claims, demands, damages, liabilities, losses, suits, actions, costs and expenses, including court costs and attorneys' fees, arising out of, or resulting from the negligence or willful misconduct of COMPANY or COMPANY'S officers, agents or employees, in the performance of COMPANY'S obligations
hereunder.   Additionally, COMPANY agrees to defend, indemnify and hold
CONTRACTOR and CONTRACTOR'S officers, agents and employees harmless from and against any and all claims, demands, damages, liabilities, losses, suits, actions, costs and expenses (including court expenses and attorneys' fees) for
(i) injuries to or death of any person or persons, including the employees of each party hereto and the employees of their subcontractors or vendors proximately and solely caused by the negligence or willful misconduct of COMPANY or COMPANY'S officers, agents or employees, and (ii) loss of or damage to real property (including pre-existing environmental contamination), or the property of any person or persons, proximately and solely caused by the negligence or willful misconduct of COMPANY or COMPANY'S officers, agents or employees.

  20.4 CONSEQUENTIAL DAMAGES.   Except as provided in this Section 20.4, neither
       ---------------------                               ------------
COMPANY nor CONTRACTOR shall be liable for any consequential damages arising from or in connection with this Contract or the Project.

  20.4.1. CONTRACTOR shall only be liable to COMPANY for consequential damages to the Facility, its contents and any persons present therein, and which occur during the performance of work under this Contract and during the warranty periods referenced herein. Under no circumstances shall CONTRACTOR be liable to COMPANY for consequential damages in the nature of lost profits, loss of revenue, loss of production or loss of operation.

  20.4.2. The amount of consequential damages for which CONTRACTOR shall be liable to COMPANY pursuant to the first sentence of Section 20.4.1 shall be:
                                                    --------------
       20.4.2.1. to the extent such consequential damages arise from intentional conduct of Contractor, in an unlimited amount;

       20.4.2.2. to the extent such consequential damages in the form of property damage or bodily injury arise from the gross negligence of CONTRACTOR, in an amount limited to DM 20,000,000 (DM twenty million) for each individual occurrence and DM 80,000,000 (DM eighty million) annual aggregate;

       20.4.2.3. to the extent such consequential damages arise from the negligence of CONTRACTOR, the gross negligence of CONTRACTOR not covered by
Section 20.4.2.2, or the negligence, gross negligence or intentional conduct of
----------------
CONTRACTOR'S subcontractors, vendors or agents, in an amount limited to the greater of DM 10,000,000 (DM ten million) for each individual occurrence or the applicable limits of coverage under CONTRACTOR'S and subcontractor's insurance for each individual occurrence; and,

       20.4.2.4. in the event that CONTRACTOR is able to recover any sums from one or more subcontractors, vendors or agents (after reasonable attempts in accordance with AMD's reasonable instructions to collect the same), the amount of these additional sums actually collected in order to fully compensate COMPANY for its total consequential damages. CONTRACTOR may keep any amounts collected under this Section 20.4.2.4 which exceed the amount necessary to fully
                   --------
compensate COMPANY.

  20.4.3.  Except for consequential damages referenced in Section 20.4.2.1 and
                                                          ----------------
Section 20.4.2.2, the aggregate amount of all out-of-pocket liability (for which
-----------------
there is no recovery from CONTRACTOR'S insurance or from subcontractors, vendors or agents or their insurers) incurred by CONTRACTOR for consequential damages, including penalties which may be paid pursuant to Section 37.2, in connection
                                                  ------------
with this Contract shall be limited to the sum of DM 35,000,000 (DM thirty-five million).

                                  Article 21
                         Insurance And Bank Guarantees

  21.1 CONTRACTOR TO CARRY INSURANCE.  CONTRACTOR shall not commence
       -----------------------------
Construction Work under this Contract until CONTRACTOR has obtained all the insurance required hereunder and the insurance certificates and/or certified copies of the original policies evidencing the insurance have been reviewed by COMPANY. COMPANY has the right to review the certificates or policies evidencing the subcontractor's insurance. Review of the insurance by COMPANY shall not relieve or decrease the liability of CONTRACTOR hereunder. In the event any Construction Work under the Contract is performed by a subcontractor, CONTRACTOR shall be responsible for any liability directly or indirectly arising out of the Construction Work performed under the Contract by a subcontractor, to the extent not covered by the subcontractor's insurance but limited, however, as provided in Section 20.1.
            ------------

    21.2  CONTRACTOR'S LIABILITY INSURANCE.
          --------------------------------

          21.2.1  LIABILITY COVERAGE.  CONTRACTOR shall obtain and maintain
                  ------------------
insurance coverage for the following claims which may arise out of the performance of this Contract, whether resulting from CONTRACTOR'S operations or by the operations of any subcontractor, anyone in the employ of any of them, or by an individual or entity for whose acts they may be liable:


          1. under applicable employer's liability law, bodily injury, occupational sickness, disease or death claims of CONTRACTOR'S employees;

          2. bodily injury, sickness, disease or death claims for damages to persons not employed by CONTRACTOR;

          3. personal injury liability claims for damages directly or indirectly related to the person's employment by CONTRACTOR or for damages to any other person;

          4. damage to or destruction of tangible property, including claims for property other than the Construction Work itself;

          5. bodily injury, death or property damage claims resulting from motor vehicle liability in the use, maintenance or ownership of any motor vehicle;

          6. claims for bodily injury (Personenschaden), property damages (Sachschaden) and financial losses (Vermogensschaden) arising from Contractor's defeictve design work; and

          7. claims for bodily injury and property damage (but not financial losses) arising out of tortious conduct.

          21.2.2  LIABILITY LIMITS.  CONTRACTOR'S Liability Insurance as
                  ----------------
required by this Section 21.2 shall be written for not less than the following
                 ------------
limits of liability:

          1.    Employer's Liability Insurance.  Employer's Liability
                ------------------------------
                insurance (Betriebshaftpflichtversicherung) with a coverage of not less than DEM1,500,000.

          2.    Comprehensive General and Automobile Liability Insurance.
                --------------------------------------------------------

                Contractor
                ----------

                DEM7,500,000  each occurrence, combined single limit bodily injury and property damage

                DEM15,000,000 aggregate combined single limit bodily
                              injury and property damage

                Subcontractors
                --------------

                    DEM750,000  each occurrence, combined single limit bodily
                                injury and property damage

                    DEM1,500,000  aggregate combined single limit bodily injury and property damage

     21.3 INSURANCE CERTIFICATES.  CONTRACTOR shall furnish, and shall make best
          ----------------------
efforts to cause each subcontractor to furnish, COMPANY insurance certificates and/or certified copies of the original policies evidencing the insurance specified herein. All insurance to be carried by CONTRACTOR shall be issued by insurance companies qualified to issue such insurance in Germany that are reasonably acceptable to COMPANY and maintained in force by CONTRACTOR so long as CONTRACTOR is engaged in any work at the COMPANY'S Facility within the purview of the Contract. Certificates should show type of insurance, operations covered, effective dates, and dates of expiration and contain the following statement:

          "Thirty (30) days written notice of cancellation or change, to be effective upon receipt thereof, shall be given to COMPANY, by sending notice to Advanced Micro Devices, Inc., ATTN: Risk Manager, One AMD Place, Post Office Box 3453, M/S 89, Sunnyvale, California 94088-3453, before any cancellation or CONTRACTOR initiated change of this policy shall be effective."

     21.4 COMPANY AS ADDITIONAL INSURED.  CONTRACTOR shall,and shall make best
          -----------------------------
efforts to cause each Subcontractor to, name COMPANY, Advanced Micro Devices, Inc and their respective officers, agents and employees as additional insureds on CONTRACTOR'S and Subcontractors' liability policies for any claims arising with respect to the negligence of CONTRACTOR or subcontractors relating to the Construction Work performed under the Contract.

     21.5 BUILDERS ALL RISK INSURANCE.  COMPANY shall purchase and maintain
          ---------------------------
builders risk-type insurance upon the entire Project for the full cost of replacement at the time of the loss. This insurance shall include as named insureds COMPANY, CONTRACTOR and the subcontractors (generally as a class, but not individually) and shall insure against loss from fire and extended coverage perils, and shall include "All Risk" insurance for physical loss or damage including, without duplication of coverage and to the extent available, at least theft, vandalism, malicious mischief, transit, collapse, flood, earthquake, testing and damage resulting from defective design, workmanship or material. COMPANY will increase limits of coverage, if necessary, to reflect estimated replacement cost. COMPANY will be responsible for any co-insurance penalties or deductibles unless due to the fault or negligence of CONTRACTOR or any subcontractor.

     21.6 PERFORMANCE AND WARRANTY BANK GUARANTEES.  CONTRACTOR shall provide a
          ----------------------------------------
performance bank guarantee in the amount of twenty percent (20%) of that portion of the Budgeted Cost of the Work performed by CONTRACTOR (excluding design & construction management services) and shall cause each subcontractor and vendor to provide a performance bank guarantee in an amount equal to twenty percent (20%) of that portion of the Budgeted Cost of the Work performed by each subcontractor and vendor and shall provide a warranty bank guarantee in the amount of five percent (5%) of that part of the actual Cost of the Work performed by CONTRACTOR (excluding design & construction management services) and shall cause each subcontractor or vendor to provide a warranty bank guarantee in an amount equal to (i) in the case of a subcontract or purchase order amount exceeding DEM5,000,000, five percent (5%) of the subcontract or purchase order amount, and (ii) in the case of a subcontract or purchase order amount between DEM500,000 and DEM5,000,000, ten percent (10%) of the subcontract or purchase order amount, but in the case of a subcontract or purchase order amount less than DEM500,000, no warranty bank guarantee shall be required. Each bank guarantee shall satisfy the applicable criteria for bank guarantees set forth in Schedule 21.6 & 21.7 attached hereto and made a
                                 --------------------
part hereof and shall be reasonably satisfactory to COMPANY and to any lender or lenders providing financing for the Project, issued by a bank reasonably satisfactory to COMPANY and to any lender or lenders providing financing for the Project. Each warranty bank guarantee shall be for a period equal to the lesser of (x) two years, and (y) the period of the guarantee and warranty for the items covered by such guarantee (e.g., the guarantee for rotating parts shall have a term of one year) specified in Section 18.1.
                                      ------------

     21.7 ADVANCE PAYMENT BANK GUARANTEES.  CONTRACTOR shall provide, or shall
          -------------------------------
cause each subcontractor and vendor to provide, an advance payment bank guarantee in an amount equal to one hundred percent (100%) of each payment made by COMPANY to CONTRACTOR prior to the date on which CONTRACTOR would be entitled to receive such payment under the terms of this Agreement. Each advance payment bank guarantee shall be procured by CONTRACTOR or any subcontractor or vendor and delivered to COMPANY concurrently with the making of such advance payment. Each advance payment bank guarantee shall satisfy each of the criteria for bank guarantees set forth in schedule 21.6 & 21.7 and shall be satisfactory to COMPANY and to any lender or lenders providing financing for the Project and shall be issued by a surety reasonably satisfactory to COMPANY and to any lender or lenders providing financing for the Project.

     21.8 Assignment Of Subcontractors' Warranties And Bank Guarantees.
          ------------------------------------------------------------
CONTRACTOR hereby irrevocably assigns without restriction to COMPANY all of CONTRACTOR'S right, title and interest in and to any and all warranty bank guarantees and advance payment bank guarantees that CONTRACTOR holds for the benefit of COMPANY and those provided by any subcontractor or vendor, and any and all warranty claims and claims for performance CONTRACTOR may have against its subcontractors, vendors, architects, building engineers, project planners and any other building tradesmen and persons involved in the Project who have a contractual relationship with CONTRACTOR. CONTRACTOR shall be obligated to provide to COMPANY immediately after receipt all original performance guarantees or warranty guarantees which CONTRACTOR receives from its subcontractors and vendors. COMPANY grants to CONTRACTOR an entitlement, subject to revocation by COMPANY, pursuant to which CONTRACTOR shall be entitled and obligated to assert against all subcontractors and vendors the performance claims and warranty claims under the subcontracts and purchase orders in its own name and at its own cost. COMPANY may revoke this entitlement and obligation upon the occurrence of
(i) the filing of a petition for bankruptcy of CONTRACTOR, or (ii) termination of the Contract, and may then itself assert the claims assigned to it against the aforesaid subcontractors, vendors, architects, building engineers, project planners, and other persons involved in the Project. This Section shall not be deemed a waiver in any form whatsoever of any claims against CONTRACTOR under this Agreement, provided any sums collected by COMPANY under this Section 21.8
                --------                                          ------------
shall be set off against COMPANY'S claims against CONTRACTOR. CONTRACTOR shall recognize, and hereby consents to, any assignment by COMPANY of its right, title and interest in such guarantees to any lender or lenders providing financing for the Project. CONTRACTOR shall direct the issuer of any bank guarantee to make all payments directly to COMPANY. In the event of revocation of the entitlement, CONTRACTOR shall hold any such proceeds received by CONTRACTOR in trust for COMPANY and shall promptly pay to COMPANY any such proceeds received by CONTRACTOR.

                                   ARTICLE 22
                    CASUALTY CAUSING DAMAGE TO THE FACILITY

     22.1 DAMAGE BEFORE SUBSTANTIAL COMPLETION OF FACILITY.  In case the
          ------------------------------------------------
Facility or any portion thereof or any materials or equipment therefor should be damaged, lost, or destroyed by reason of accidental deterioration or accidental loss (such as, but not limited to, fire, flood, gusts of wind, earthquake, theft or vandalism) before substantial completion of the Facility (as described in
Section 15.1), COMPANY shall have the right to require CONTRACTOR to forthwith
-------------
reconstruct, repair, or replace the work or materials so damaged, lost, or destroyed. The cost thereof shall be a part of the Budgeted Cost of the Work, the Project Budget shall be correspondingly increased by a Change Order, and the Fee shall be adjusted in accordance with Section 16.10.
                                         -------------

     22.2 DAMAGE AFTER SUBSTANTIAL COMPLETION OF FACILITY.  If damage, loss, or
          -----------------------------------------------
destruction occurs by reason of accidental deterioration or accidental loss after substantial completion of the Facility as provided in Section 15.1 hereof,
                                                            ------------
COMPANY shall be responsible.  The provisions of this Article 22 shall not
                                                      ----------
affect CONTRACTOR'S obligations under Article 18 and Article 19 hereof.
                                      ----------     ----------

                                   ARTICLE 23
                            PROTECTION OF PROPERTY

     23.1 CONTRACTOR'S PROTECTION OF FACILITY.  Until COMPANY has taken over the
          -----------------------------------
Facility for operation or use, CONTRACTOR shall take all reasonable precautions, including those related to security and to sanitation and health for the safety of CONTRACTOR'S personnel and the personnel of others, to protect all work done and all materials furnished under the Contract (including those furnished by COMPANY for installation by CONTRACTOR, and regardless of whether the materials have been erected or not) from loss or damage by the processes of construction, by the action of the elements or by any other cause or causes; and after COMPANY has taken over the Facility for operation or use, CONTRACTOR shall take all reasonable precautions to protect the health and safety of CONTRACTOR'S personnel and the personnel of others and the Facility and all portions thereof from any and all loss or damage which CONTRACTOR or its subcontractors might cause while making alterations, adjustments, repairs, or replacements or while performing any other work at the job site. To the extent caused by CONTRACTOR, its subcontractors or vendors, or their respective officers, agents or employees, all loss or damage arising out of the processes of construction done under the Contract, or from any defect in the Construction Work, or from the action of the elements against which reasonable precautions were not taken, shall be the responsibility of CONTRACTOR. CONTRACTOR shall also protect COMPANY'S property which is not a part of the Facility from loss or damage which might result either directly or indirectly, from CONTRACTOR'S and its subcontractor's activities on COMPANY'S premises; and, if COMPANY should at any time believe that the means provided by CONTRACTOR for protecting COMPANY'S property are unsafe or inadequate, COMPANY shall have the right to require CONTRACTOR to make them safe and adequate, and CONTRACTOR shall comply with such requirement. However, neither the failure of COMPANY to make such demands nor CONTRACTOR'S compliance with such demands, if made, shall in anyway relieve CONTRACTOR from its liability for loss, damage, or injury resulting from the operations of it or its subcontractors.

                                   ARTICLE 24
             PREPARATION OF THE FACILITY FOR OCCUPANCY AND TESTING

     24.1  CONTRACTOR'S PREPARATION OF FACILITY.  At such time as COMPANY may
           ------------------------------------
occupy or utilize the Facility for the installation of the Wafer Process Equipment or in preparation for the conduct of any System Performance Test,

CONTRACTOR shall flush equipment as required (using suitable precautions to prevent damage from freezing); check to see that all mechanical equipment and electrical equipment relating to the Wafer Process Equipment or the system to be tested in the Facility is in good working order and properly connected; make preliminary run-ins of the various pumps and compressors relating to the Wafer Process Equipment or the system to be tested in the Facility; purge equipment as required, and perform all other tasks that shall be needed for preparing and conditioning the Facility for installation of the Wafer Process Equipment or for conduct of any System Performance Test using in such work all reasonable precautions that may be necessary to prevent damage of any kind, from any cause or causes, to the Facility or any part thereof or to any chemicals intended for use therein. COMPANY shall furnish, at no cost to CONTRACTOR, all operating personnel (other than vendors' or subcontractors' service engineers) needed to operate equipment in the Facility which must be operated during the period that the Facility is being prepared and conditioned for occupancy and testing as aforesaid. Such personnel will perform their duties under CONTRACTOR'S direction and COMPANY'S supervision, and CONTRACTOR will have a skilled operator or operators present at the Site to furnish such direction and representation as needed during said period on each shift when such work is being performed.

     24.2 CALIBRATION OF INSTRUMENTATION.  As a part of CONTRACTOR'S work in
          ------------------------------
preparing the Facility for installation of the Wafer Process Equipment and for testing, CONTRACTOR shall calibrate all affected instruments and controls in the Facility, through the full range, and make all other necessary adjustments thereon using such skilled employees as shall be needed for this work, to insure that each instrument and control is properly performing its required function or functions. COMPANY may, if it so desires, place its own instrument employees on the Facility to check and test instruments and controls to the extent COMPANY considers desirable, and it is understood that said instrument employees shall limit their work to the checking and performance testing of instruments and controls. COMPANY'S employees shall report to CONTRACTOR'S chief instrument supervisor all faulty equipment or installation errors found, and CONTRACTOR shall make all necessary corrections and repairs. It is understood that neither the presence of COMPANY'S instrument employees on the Facility nor their acts in checking and performance testing of instruments and controls shall in any way relieve CONTRACTOR of its complete responsibility for the operation of said instruments and controls or of any other of its responsibilities under the provisions of the Contract.

     24.3 TAKE OVER FOR INSTALLATION OR TESTING.  When the preparation of the
          -------------------------------------
Facility for installation of the Wafer Process Equipment or for system testing has been completed, CONTRACTOR shall so notify COMPANY and COMPANY shall then, if it agrees that the preparation for installation of the Wafer Process Equipment or for testing has in fact been completed and that all affected mechanical and electrical equipment in the Facility is in good working order, take over the Facility for installing the Wafer Process Equipment or take over the system in question for conducting a System Performance Test and give CONTRACTOR a written notice to this effect. However, neither this notice nor the act of COMPANY in taking over the Facility or such system for conducting a System Performance Test shall in any way relieve CONTRACTOR from its obligations to finally complete the Facility; or from CONTRACTOR'S responsibility to alter, adjust, repair, replace and otherwise correct workmanship or materials as necessary to enable the Facility and each system within the Facility to satisfactorily complete a System Performance Test and to meet and fulfill the warranties and guarantees under the Contract, or from any other obligations or responsibilities which extend beyond the preparation of the Facility for installation of the Wafer Process Equipment or for testing or pertain to matters arising after the issuance of said notice.

                                   ARTICLE 25
                           SYSTEM PERFORMANCE TESTS

     25.1 CONDUCT OF SYSTEM PERFORMANCE TESTS; REPAIRS.  As soon as practicable
          --------------------------------------------
after each system within the Facility shall have been properly prepared and conditioned for operation, COMPANY shall bring such system on stream and shall then make a system performance test (the "SYSTEM PERFORMANCE TEST") on such system by operating it under approximately normal conditions of temperature, pressure, capacity, vibration, cleanliness and all other appropriate operating conditions prescribed by COMPANY for a period of seventy-two (72) consecutive hours to demonstrate that all materials, equipment and machinery are in proper working order and free from defects and that such system is operable under said conditions of temperature, pressure, capacity, vibration, cleanliness and the Facility Performance Criteria set forth in Exhibit A, and other appropriate
                                           ---------
operating conditions and that the clean room and clean areas satisfy the cleanliness requirements. In the event of failure to demonstrate this on the first or any subsequent attempt, CONTRACTOR shall make, at CONTRACTOR'S cost, all alterations, adjustments, repairs, replacements or other corrections that may be needed and, if it becomes necessary to shut down the Facility or any portion thereof for the purpose of making alterations, adjustments, repairs, replacements or other corrections or for any other reason before any System Performance Test is satisfactorily completed, COMPANY at CONTRACTOR'S cost shall service the Facility (or such portions thereof as are involved in or affected by the shutdown) for resuming testing after said shutdown. Then, when the Facility is again ready for testing, COMPANY shall bring the system on stream and shall start a new System Performance Test. The foregoing procedure shall be repeated as often as necessary until such system shall have operated continuously, and in conformity with the Facility Performance Criteria and the Fab 30 Preliminary Design and final design, for a period of the duration specified in the first sentence of this Section 25.1 under normal conditions of temperature, pressure,
                 ------------
capacity, vibration, cleanliness and the Facility Performance Criteria and the Fab 30 Preliminary Design and final design; and the System Performance Test shall thereby have been satisfactorily completed. It is understood that CONTRACTOR shall be permitted to furnish, at its own expense, an observer to witness any System Performance Test.

     25.2 NOTICE OF SATISFACTORY COMPLETION.  When any System Performance Test
          ---------------------------------
on a system within the Facility has been satisfactorily completed as specified in Section 25.1 above, COMPANY shall notify CONTRACTOR to this effect in
   ------------
writing.

     25.3 COORDINATION OF SYSTEMS.  The parties acknowledge that CONTRACTOR will
          -----------------------
complete, and COMPANY will test and accept, certain systems in the Facility before other systems have been completed, tested and accepted. If one system, that has already been completed, tested and accepted, operates in conjunction with a second system, and if the balancing and coordination of the two systems and the testing of the second system reveals defects in the first system, then the first system shall be retested pursuant to Section 25.1 as if it had never
                                               ------------
been tested, and COMPANY'S previous acceptance of such defective system and COMPANY'S previous notice of completion of the System Performance Test pursuant to Section 25.2 shall be null and void and of no force or effect.
   ------------

     25.4 STANDARDS OF OPERATION.  At no time (whether during any System
          ----------------------
Performance Test or any other period) shall CONTRACTOR operate the Facility or any part thereof in a manner which subjects any equipment to conditions of temperature, pressure, excess particulates, vibrations or stress that are more severe, in COMPANY'S opinion, than the maximum allowable operating conditions for which the equipment was designed; nor shall any alterations, adjustments, repairs, replacements or other corrections be made while the Facility or any part thereof is in operation if, in COMPANY'S opinion, the safety of individuals or equipment would be jeopardized by so doing; nor shall any part of the Facility be continued in operation when, in COMPANY'S opinion, further operation thereof would be hazardous to the safety of individuals or equipment.

     25.5 SHUT DOWN PROCEDURE.  The procedure for shutting down the Facility
          -------------------
shall be in accordance with a standard mutually agreed upon by and between CONTRACTOR and COMPANY.
                                   ARTICLE 26
                   USE OF COMPLETED PORTIONS OF THE FACILITY

     26.1 USE OF COMPLETED CONSTRUCTION PHASES.  COMPANY reserves the right to
          ------------------------------------
occupy and use Construction Phases or systems within the Facility as they are completed, including those Construction Phases or systems completed in advance of other portions of the Facility, and such Construction Phases or systems may be occupied or used pending completion of said other portions, provided that
                                                               -------- ----
such occupancy or use by COMPANY would not unduly interfere with CONTRACTOR'S subsequent work on the Facility. CONTRACTOR shall complete the milestones in the order of precedence designated by Section 14.1 above, prepare the
                                      ------------
Construction Phases for occupancy and testing, and turn same over to COMPANY for operation or use in the aforesaid order of precedence. In such case COMPANY shall give CONTRACTOR a separate notice on each occasion when it takes over any such portion of the Facility for occupancy and testing. If any system in the Facility has been substantially completed and all Punch List items affecting such system, other than minor cosmetic matters (as described in Section 15.2.1),
                                                                --------------
have been completed, then the provisions of Section 18.1 regarding warranties
                                            ------------
and guarantees shall apply. It shall be understood, however, that neither COMPANY'S taking over, or occupancy or use of, any portion or system of the Facility, nor any notice given by COMPANY in connection therewith shall in any way be construed to commit COMPANY to the acceptance of any Construction Work not completed or furnished in accordance with the Design Documents pertaining thereto, nor to constitute a Final Acceptance thereof nor to relieve CONTRACTOR from its obligation to complete the Facility (if it is then not already completed) or from any other unfulfilled obligations or responsibilities under the Contract.

                                   ARTICLE 27
                    CLOSING REPORT ON COST OF THE FACILITY

     27.1 CLOSING REPORT.  As soon as possible after substantial completion of
          --------------
the Facility but, in any event, before COMPANY'S Final Acceptance thereof, CONTRACTOR shall furnish COMPANY a detailed closing report showing the apportionment of the costs for the Facility among the Construction Phases in accordance with the closing report outline to be prescribed by COMPANY. In the event that agreement between the parties cannot be reached on any matter that is not covered by the above-mentioned outline concerning the detail or form of the closing report, it shall be understood that applicable requirements for apportionment of costs among the Construction Phases shall be defined in the Project Procedures Manual.

                                   ARTICLE 28
                               RECORD DOCUMENTS

     28.1 DESCRIPTION OF RECORD DOCUMENTS.  The record document is the written,
          -------------------------------
printed, and drawn (including in electronic form) presentation of factual information on the completed Project, defining what, how, and where
Construction Work was installed, together with any other relevant information, including without limitation two sets of electronic media of all drawings and specifications developed by CONTRACTOR or any subcontractor or vendor. The purpose of record documents is to provide factual information which will facilitate COMPANY'S future use, service, modification, and/or replacement of completed Construction Work, and which complements information furnished under Operation and Maintenance Data (defined in Section 29.1). CONTRACTOR must
                                           -------------
submit record documents to COMPANY for review and approval prior to the covering of any Construction Work. Such approval by COMPANY will constitute acceptance of the record documents with respect to such covered Construction Work.

     28.2 INFORMATION ON RECORD DOCUMENTS.  Record drawings shall specifically
          -------------------------------
show all items of Construction Work, regardless of specialty, included under this Contract, location and runs of all mechanical systems, electrical and drainage whether above or below ground, equipment locations and connections, all structural elements, floor levels, yard paving and grade elevations, etc. CONTRACTOR shall keep on Site two complete sets of prints of the record drawings for the sole purpose of recording all changes in work and all subcontractors.
It shall be the responsibility of CONTRACTOR to enter appropriate information on the master set as soon as the affected Construction Work is accomplished and to determine that the subcontractor's set is also kept current. CONTRACTOR shall make record drawing sets available at all times to COMPANY. Information entered on record drawings shall be neat, legible and done in a draftsman-like manner in English.

     28.3 RECORDING DATA.  CONTRACTOR shall record information concurrently with
          --------------
construction progress and date all entries. CONTRACTOR shall make drawing entries within two (2) working days after occurrence of any change or installation requiring recording. Any concealed Construction Work covered before recording data shall be uncovered as directed or as necessary to obtain data. Accuracy of records shall be such that future reference will disclose reliable information. CONTRACTOR shall make due care and all means necessary (including appropriate measuring devices) to determine and record the required information.

     28.4 CONDUITS, PIPES, ETC..  In many cases on the Design Documents, the
          ---------------------
arrangement of conduits, pipes, ducts, and similar items is shown schematically rather than as a precise scaled layout. CONTRACTOR shall identify the actual location of these with field verified horizontal and vertical dimensions from column lines, wall lines, or other permanent reference lines or points. CONTRACTOR shall identify the depth of buried lines or other features by relation to a datum elevation, using invert, centerline, top or bottom elevation, and by slope or rate of fall if any.

     28.5 FINALIZATION OF DOCUMENTS OTHER THAN DRAWINGS.  If documents have been
          ---------------------------------------------
collected and retained in clear and complete condition and if entries thereon are clear and neat, the collected copies may be accepted as final record documents. Items not in acceptable condition shall be carefully transferred with all notations or information to the new copy.

     28.6 FINALIZATION OF DRAWINGS.  CONTRACTOR shall obtain COMPANY'S review of
          ------------------------
the Project record print set on which information has been entered. After COMPANY has approved the notated print set, CONTRACTOR shall carefully transfer all notations, changes, data, and information to be the reproducible set. CONTRACTOR shall emphasize entries or revisions by asterisks, encirclement by a "cloud" around affected area, or other graphic device. When documents are complete and assembled, CONTRACTOR shall obtain COMPANY'S review, participate in review meeting(s) and make all changes in the documents as required or directed. CONTRACTOR shall promptly deliver the approved final record documents to COMPANY.

     28.7 REMEDIES REGARDING RECORD DOCUMENTS.  COMPANY shall have the right to
          -----------------------------------
withhold portions of any progress payments due CONTRACTOR in the event the record documents are not maintained current or are not submitted as specified. The portions of progress payments withheld shall be reasonably related to the work for which record documents have not been properly maintained or submitted. If CONTRACTOR fails to comply with the foregoing duties within a reasonable time set by the COMPANY, then COMPANY shall be entitled to produce the record documents at the expense of CONTRACTOR.

                                  ARTICLE 29
                        OPERATION AND MAINTENANCE DATA

     29.1 SUBMITTAL OF OPERATION AND MAINTENANCE DATA.  "OPERATION AND
          -------------------------------------------
MAINTENANCE DATA" is a written, printed, and drawn (including in electronic form) presentation of data describing the operation, maintenance, and repair of products and systems installed in the Project. CONTRACTOR shall, prior to submitting its final payment request, submit to COMPANY ten (10) sets of Operating and Maintenance Data describing all products, units or systems installed in the Project. Approved shop drawings or record documents may serve this purpose, but may require amplification as required by COMPANY.

     29.2 CONTENTS OF DATA.  Contractor shall provide the following information:
          ----------------

          29.2.1 Product name and specification section under which it was included.

          29.2.2 Manufacturer's trade or brand name, catalog or model number, and serial number (where applicable).

          29.2.3 Name, address and telephone number of the installing or applying subcontractor.

          29.2.4 Name, address and telephone number of local supplier or manufacturer's representative.

     29.3 DATA FOR EQUIPMENT AND SYSTEMS.  For equipment and systems, CONTRACTOR
          ------------------------------
shall provide the following information:

          29.3.1  Manufacturer's parts lists and spare parts recommendations.

          29.3.2 Manufacturer's published performance ratings, curves or tables.

          29.3.3 Manufacturer's diagrams or drawings of control and power wiring.

          29.3.4 Control system diagrams and sequence of operation descriptions, including identification of final field settings of control points.

          29.3.5  Testing, balancing, and adjusting tabulations and reports.

          29.3.6  Valve identification lists.

          29.3.7  Piping systems identification or color coding tabulations.

          29.3.8 Manufacturer's printed operation and maintenance instructions, including (1) recommendations for lubrication and intervals at which service should be performed, (2) trouble shooting suggestions, (3) adjusting and repair directions.

          29.3.9 CONTRACTOR prepared typewritten instructions, drawings, diagrams or other information as necessary to supplement, clarify, or complete the information supplied by the manufacturer.

          29.3.10 A copy of each warranty, bond, or service contract which applies to a product and its installation.

                                   ARTICLE 30
                                     TAXES

     30.1 TAXES ASSESSED AGAINST FACILITY. CONTRACTOR shall pay all taxes,
          -------------------------------
assessments, excises, impositions, royalties, tariffs and licenses levied, assessed, or imposed upon or on account of the execution of the work under the Contract or CONTRACTOR'S receipts therefrom or on the materials furnished by CONTRACTOR therefor or on the manufacture, storage, sale, receipts from sale, use, tariffs, licenses, royalties, value added, transportation, inspection, or delivery of said materials under any German Federal, state, or local law or laws. CONTRACTOR shall be reimbursed by COMPANY for all such taxes and other amounts (excluding interest or penalties, if any, connected therewith, and value added taxes described in Section 16.2.3.10) paid under the Contract that are
                         -----------------
adequately documented if such documentation is delivered to COMPANY pursuant to Clause 16.2.2.19.
----------------

     30.2 TAXES AFFECTING EMPLOYEES.  CONTRACTOR hereby accepts exclusive
          -------------------------
liability for the payment to the respective State of Saxony and German Federal Governments of all taxes, contributions, interest, and penalties provided in any laws or in any applicable collective bargaining agreements with respect to the wages and salaries paid to CONTRACTOR'S employees for services rendered in connection with the Contract; and also agrees to require the subcontractors and vendors to do likewise with respect to the wages and salaries paid to their employees. CONTRACTOR shall be reimbursed by COMPANY for all such taxes and contributions (excluding interest and penalties) that are adequately documented if such documentation is delivered to COMPANY pursuant to Section 30.1.
                                                          ------------

     30.3 TAXES NOT PART OF BUDGETED COST.  Taxes, assessments, excises and
          -------------------------------
impositions shall not be a part of the Budgeted Cost of the Work and shall not be utilized in calculating the Fee.

                                   ARTICLE 31
                              LIENS [PFANDRECHT]

     31.1 LIENS [PFANDRECHT].   CONTRACTOR shall prove with respect to movables
          ------------------
and rights which are not indivisibly connected with the real property that it owns these movables and rights and that, in particular, there exist no rights of third parties such as liens and the like. It is only after CONTRACTOR will have furnished this proof that it may claim payment of costs of such movables or rights hereunder. If there is, at any time, indication to COMPANY of the existence of a lien as a result of which COMPANY will not be unrestricted owner of the movables or rights, or will be liable because of such lien, or will be subject to other claims of third parties, in particular without limitation, of subcontractors or suppliers, CONTRACTOR shall reimburse the respective costs payable by COMPANY in addition to the costs otherwise owed by COMPANY to CONTRACTOR hereunder. COMPANY shall further be entitled, as long as CONTRACTOR fails to prove that it owns the aforesaid movables or rights, to withhold any such payment, unless mere payment of the Reimbursable Costs hereunder would lead to the extinguishment of the lien on the movable or right by operation of law. The proof to be furnished by CONTRACTOR shall consist of a respective written waiver of respective liens issued by its supplier or subcontractor and of a declaration of CONTRACTOR'S supplier or subcontractor according to which it already transferred to CONTRACTOR full title to the movable or the right. Also proof of full payment of the subcontractor or supplier for the respective movable or right shall be deemed to be such proof, unless the agreement with the third party contains further rights.

                                   ARTICLE 32
                          PATENTS AND CONFIDENTIALITY

     32.1 CONTRACTOR'S RESPONSIBILITY.  Subject to the provisions of Section
          ---------------------------                                -------
32.2, CONTRACTOR shall pay all royalties and license fees, and shall indemnify,
----
save harmless and defend COMPANY from and against any action or suit which may be brought against COMPANY at any time for infringement of any patent or patents or for wrongful use of proprietary information of any third party allegedly relating to or arising from the Facility or any element or combination of elements thereof, furnished hereunder by CONTRACTOR, its subcontractors or vendors, or to the use of the Facility or any element or combination of elements thereof, or to the performance of any work hereunder; provided, however, that COMPANY promptly notifies CONTRACTOR in writing of the institution of such action or suit and permits CONTRACTOR to control its defense. CONTRACTOR shall pay all costs and expenses of any such action or suit, including compensation and expenses of experts and counsel of its choice and selection, and CONTRACTOR shall also pay and save COMPANY free and harmless from any damages or other sums awarded or assessed in any such action or suit. COMPANY may be represented by counsel of its own selection at its own expense, and agrees to cooperate fully in the defense of any such action or suit and to furnish all the evidence in its control.

32.2 DESIGN PROCESS.  CONTRACTOR does not assume any obligation hereunder with
     --------------
respect to infringement of any patent arising solely from CONTRACTOR'S adherence to COMPANY'S written instructions or directions which involve the use of elements or combinations of elements. COMPANY shall indemnify, defend and hold harmless from and against any action or suit which may be brought against CONTRACTOR at any time for infringement of any patent or patents of any third party allegedly relating to or arising from any element or combination of elements which COMPANY directed CONTRACTOR to use; provided, however, that CONTRACTOR promptly notifies COMPANY in writing of the institution of such action or suit and permits COMPANY to control its defense. COMPANY shall pay all costs and expenses of any such action or suit, including compensation and expenses of experts and counsel of its choice and selection, and COMPANY shall also pay and save CONTRACTOR free and harmless from any damages or other sums awarded or assessed in any such action or suit. CONTRACTOR may be represented by counsel of its own selection at its own expense, and agrees to cooperate fully in the defense of any such action or suit and to furnish all the evidence in its control. COMPANY'S acceptance of CONTRACTOR'S designs shall not be considered COMPANY'S written instructions or directions under this Section.

     32.3 REPLACEMENT OF INFRINGING ITEM.  With respect to claims within Section
          ------------------------------                                 -------
32.1, CONTRACTOR shall, at its expense, (i) replace any infringing
----
item with a non-infringing item, (ii) modify such infringing item to make it non-infringing, provided that any such replacement or modification is of equal performance and quality to the original and that it shall not unreasonably interfere with COMPANY'S use of the Facility, or (iii) by license or other release from claim of infringement procure for COMPANY'S benefit the right to use such item.

     32.4 CONFIDENTIALITY.  In connection with work performed pursuant to this
          ---------------
Contract, CONTRACTOR and COMPANY may receive confidential, Proprietary Information (defined in Section 32.4.1 below) used in each other's operations.
                        --------------
The parties shall, and shall cause their subcontractors and vendors, and their respective agents, employees, principals, representatives and officers, to (i) not use, directly or indirectly, and maintain in strictest confidence all such information received directly or indirectly from the other party, (ii) not disclose such information to any third party without the disclosing party's prior written consent, and (iii) use such information only for design, material procurement, construction, alteration, maintenance, repair and operation of COMPANY processes or equipment as required under this Contract. Each party shall, and shall cause its subcontractors and vendors to, restrict access to such information to those of their respective employees who have a reasonable need for such information in carrying out their respective duties on behalf of CONTRACTOR pursuant to this Contract and who have agreed to maintain such information in confidence. All persons issued CONTRACTOR badges shall execute confidentiality agreements in form satisfactory to COMPANY.

          32.4.1  PROPRIETARY INFORMATION.  As used herein "PROPRIETARY
                  -----------------------
INFORMATION" refers to all information relating to processes, operations, plans, products, know-how, equipment or trade secrets or other technical data, policies or agreements, including this Contract, or any other information of a confidential nature and all documents, instruments, data, reports, interpretations, statements, projections, forecasts and other information (including the Fab 30 Preliminary Design and all Contract Documents) concerning COMPANY or any company owning, owned by or under common ownership with COMPANY (an "AFFILIATE"), or concerning CONTRACTOR or any subcontractor or vendor, whether furnished before or after the date hereof, and regardless of whether such information is furnished in writing, electronically, orally or in some other manner, and whether furnished by COMPANY, or its Affiliates or CONTRACTOR or any subcontractor or vendor, or their respective directors, officers, employees, representatives, contractors, subcontractors, vendors, managers, agents, controlling persons, engineers, attorneys, accountants and consultants (such directors, officers, employees, representatives, contractors, subcontractors, vendors, managers, agents, controlling persons, engineers, attorneys, accountants and consultants being referred to herein, collectively, with respect to any person as such person's "ADVISORS") which contain or otherwise reflect such information. Notwithstanding the foregoing, Proprietary Information does not include information which (a) is or becomes generally available to the public other than as the result of disclosure by COMPANY or its Affiliates or CONTRACTOR or any subcontractor or vendor, or their respective Advisors, or (b) was available on a non-conditional basis prior to its disclosure by COMPANY or its Affiliates or CONTRACTOR or any subcontractor or vendor, or their respective Advisors.

          32.4.2  HOLD IN CONFIDENCE.  Both COMPANY and CONTRACTOR shall, and
                  ------------------
shall cause their Advisors and all subcontractors and vendors and their respective Affiliates and Advisors to, hold and treat all Proprietary Information in confidence and not disclose or reveal to any person (except for those Advisors employed by CONTRACTOR or COMPANY who are actively and directly participating in the Project and have a need to know such Proprietary Information). Each party shall cause such persons to observe the terms of this Agreement, and will take appropriate action to ensure that it and its Advisors will act in accordance herewith and will not use Proprietary
Information for any purpose other than for the Project.   Each party shall take
all steps which may be necessary or appropriate in order that its officers, agents and employees and all subcontractors, vendors and consultants are bound by the provisions of this Article. Appropriate clauses to carry out the purpose and intent hereof shall be included in all subcontracts, purchase orders and consulting agreements entered into by CONTRACTOR pursuant to the performance of this Contract.

          32.4.3  ANNOUNCEMENTS.  CONTRACTOR shall not make any announcements or
                  -------------
release any information or photographs concerning this Contract or COMPANY or the Project to any person, including without limitation any member of the public or the press or any official body, without COMPANY'S prior written consent. COMPANY'S Project Manager is designated by COMPANY as responsible for authorizing any such announcement or release of information. COMPANY may withhold its consent in its good faith business judgment.

                                   ARTICLE 33
                     COMPANY'S RIGHT TO TAKE OVER THE WORK

     33.1 COMPANY'S OPTION.  COMPANY reserves the right at any time prior to
          ----------------
completion of CONTRACTOR'S work hereunder to take over the balance of the work to be performed hereunder and complete same with COMPANY'S labor forces and some or all of CONTRACTOR'S subcontractors and vendors not then in default, by giving CONTRACTOR at least ten (10) working days prior written notice as to the effective date of such takeover. CONTRACTOR shall turn over to COMPANY the Site, the Construction Work and all Design Documents, and other matter that CONTRACTOR may have prepared for the Facility and all materials and supplies paid for by COMPANY either directly or indirectly, and COMPANY shall have the right to make use of the Design Documents, materials and supplies for such purposes as COMPANY may desire in accordance with Section 4.11. Also, upon such
                                                  ------------
termination COMPANY shall either (i) accept CONTRACTOR'S commitments under unfulfilled purchase orders theretofore issued by CONTRACTOR in good faith in connection with the work included under the Contract and uncompleted subcontracts for work included under the Contract which CONTRACTOR may have theretofore entered into with the consent of COMPANY, other than purchase orders and subcontracts in default; and CONTRACTOR shall execute and deliver all such papers and take all such steps, including the legal assignment of its contractual rights, as COMPANY may require for the purpose of fully vesting in itself the rights and benefits of CONTRACTOR under such purchase orders and subcontracts; or (ii) reimburse CONTRACTOR for all costs reasonably incurred by CONTRACTOR in respect of subcontracts and purchase orders not in default and not accepted by COMPANY, pursuant to Section 33.2.
                                 ------------

     33.2 REIMBURSEMENT OF CONTRACTOR.  In the event of termination of the
          ---------------------------
Contract pursuant to Section 33.1 above, COMPANY shall pay CONTRACTOR in
                     ------------
accordance with the terms of Section 35.1 hereof for all work which has been
                             ------------
performed, and shall pay CONTRACTOR a pro rata share of CONTRACTOR'S Fee as set forth in Section 35.1, less all damages, losses, claims, cost and expense
         ------------
suffered or incurred by COMPANY in connection with any Default or Event of Default by CONTRACTOR under Section 36.1 below. All Reimbursable Costs
                            ------------
reasonably incurred by CONTRACTOR after such termination in respect of work not yet performed shall be reimbursed. Payments which CONTRACTOR is obligated to make to subcontractors and vendors whose subcontracts and purchase orders are not accepted by COMPANY and to workers exclusively hired for the work on the Facility shall also be reimbursed. CONTRACTOR shall use its best efforts to obtain in every subcontract and purchase order and all exclusive hires a right to terminate such subcontract, purchaser order or exclusive hire in the event COMPANY takes over the work pursuant to Article 33 or Article 36 at no
                                        ----------    ----------
additional cost.   CONTRACTOR shall take all reasonable steps to minimize such costs incurred by reason of COMPANY taking over the work.

     33.3 GUARANTEES.  CONTRACTOR shall be obligated for all warranties and
          ----------
guarantees under the Contract applying to the portion of the work completed prior to the termination of CONTRACTOR'S work.

                                  ARTICLE 34
                        COMPANY'S RIGHT TO SUSPEND WORK

     34.1 COMPANY'S RIGHT TO SUSPEND PROJECT.  Company shall have the right, at
          ----------------------------------
its sole discretion, to suspend the performance of all or any part of the Project at any time and shall give CONTRACTOR prompt written notice thereof. Upon receipt of such notice, CONTRACTOR shall proceed with the orderly cessation of work to accomplish such suspension and take such steps as will protect and preserve the work completed and permit the resumption of the work upon termination of the period of suspension.

     34.2 SUSPENSION UPON COMPANY'S NOTICE.  CONTRACTOR shall, upon written
          --------------------------------
notice from Company, suspend performance of all or any portion of the work on the Project for such time or times and in such manner as Company may specify in such notice. Upon receipt of any such notice, Contractor shall, unless the notice requires otherwise:

          34.2.1 As soon as possible discontinue work to the extent specified in the notice.

          34.2.2 Continue to preserve and maintain at the Site any materials and supplies furnished or used in the performance of the Construction Work, to the extent specified in such notice.

          34.2.3 Continue to prosecute and perform any work that is not suspended.

          34.2.4 Take all necessary measures to mitigate and minimize the effect of the suspension on any costs incurred or to be incurred by Contractor or Company.

     34.3 COMPENSATION FOR SUSPENSION.  As full compensation for such
          ---------------------------
suspension, Contractor shall be reimbursed for all costs reasonably incurred as a result of the suspension, including but not limited to:

          34.3.1 The reasonable costs, incurred by virtue of the suspension, for the storage and maintenance of Contractor's personnel and materials at the Site on a standby status. Compensation for equipment on standby shall be determined in accordance with Section 8.5.
                              -----------

          34.3.2 The reasonable costs of mobilizing and demobilizing any equipment and work forces.

          34.3.3 An equitable adjustment for any increase in the cost to Contractor of subsequently performing any suspended work.

     34.4 RESUMPTION OF WORK.  Upon receipt of written notice to resume
          ------------------
suspended work, Contractor shall as soon as possible resume performance of the suspended work to the extent required in the written notice. In the event of the resumption of work, Contractor shall be entitled to reimbursement of extra costs incurred through the delay resulting from the suspension. The Budgeted Costs shall be increased by the costs of suspension and the extra costs incurred after resumption of the work. Any claim on the part of CONTRACTOR for compensation shall be made within twenty (20) working days after receipt of notice to resume work. However, no additional compensation or extension of time shall be granted if suspension resulted from CONTRACTOR'S noncompliance with the requirements of this Contract.

     34.5 TERMINATION FOLLOWING SUSPENSION.  In the event such suspension were
          --------------------------------
to continue for more than 183 consecutive calendar days, either party shall have the option of terminating this Contract. In case of such termination, CONTRACTOR shall deliver, and COMPANY and any Affiliate of Company shall have the right to make use for the completion of the work and the other purposes identified in Section 4.11 of all Design Documents, including without limitation
              ------------
all plans, specifications, drawings, data sheets, and other matters that CONTRACTOR has prepared for the Facility, as set forth in Section 4.11. To the
                                                          ------------
extent subcontractors, vendors or others have an interest in any such Design Documents, CONTRACTOR shall comply with Section 4.11 regarding the assignment
                                        ------------
and conveyance by such subcontractors, vendors and others of the rights of use specified in Section 4.11 to COMPANY or COMPANY'S Affiliate. Upon such termination and payment as herein provided, title to all materials, work in process and other things procured or produced by CONTRACTOR under this Contract (except construction equipment owned by CONTRACTOR) shall vest in COMPANY. Upon such termination, COMPANY shall be responsible for the reasonable cost of settling and paying claims arising under CONTRACTOR'S commitments under all unfulfilled purchase orders theretofore issued by CONTRACTOR in good faith in connection with the work included under the Contract and all uncompleted subcontracts for work included under the Contract which CONTRACTOR may have theretofore entered into with the consent of COMPANY; and if COMPANY requests, CONTRACTOR shall execute and deliver all such papers and take all such steps, including the legal assignment of its contractual rights, as COMPANY may require for the purpose of fully vesting in itself the rights and benefits of CONTRACTOR under such purchase orders and subcontracts. In the event of such termination, COMPANY shall reimburse CONTRACTOR pursuant to Section 35.1 as if the termination had occurred
                       ------------
pursuant to Article 35.
            ----------


                                  ARTICLE 35
                    TERMINATION FOR CONVENIENCE OF COMPANY

     35.1 TERMINATION BY COMPANY.  COMPANY may, at any time, for any reason
          ----------------------
whatsoever, whether or not CONTRACTOR is in default, and without notice to CONTRACTOR'S sureties, if any, terminate the Contract in whole or in part by giving written notice to CONTRACTOR specifying the part or parts of the work to be terminated and the effective date of the termination. Upon any such termination, CONTRACTOR shall discontinue work as soon as possible and minimize associated costs of termination. Provided such termination is not due to CONTRACTOR'S Default, COMPANY shall reimburse CONTRACTOR for all reasonable costs and expenses incurred by CONTRACTOR by virtue of such termination, including but not limited to:

          35.1.1  (i) All amounts due in accordance with Section 16.2 hereof and
                                                         ------------
not previously paid to CONTRACTOR for work completed in accordance with this Contract prior to or in connection with such notice, and for work thereafter completed as specified in such notice, plus (ii) a pro rata share of CONTRACTOR'S Fee which shall be the portion of the Budgeted Fee earned to the termination, calculated as follows:

          Net COW
          -------------  X Budgeted Fee = Portion of Budgeted Fee
          Budgeted COW


Where:

     Net COW means Actual Cost of the Work incurred through the termination plus any reasonable costs that cannot be avoided by cancellation of contracts and purchase orders;

     Budgeted COW means the Budgeted Cost of the Work;

and (iii) if CONTRACTOR is not then in default hereunder, a reasonable sum, under all of the circumstances, reflecting any Project Budget cost savings realized through the date of such termination.

          35.1.2 The reasonable cost of settling and paying claims arising out of the termination of work under subcontracts or purchase orders as hereinafter provided. CONTRACTOR shall use its best efforts to obtain in every subcontract and purchase order the right to terminate such subcontracts and purchase orders in the event COMPANY terminates the Contract pursuant to this Article 35 or
                                                              ----------
Article 36 at no additional cost.
----------

          35.1.3 Any other reasonable costs actually incurred by CONTRACTOR incidental to such termination of work.

          35.1.4 A deduction or offset for all damages, losses, claims, cost and expense suffered or incurred by COMPANY in connection with any Default or

Event of Default by CONTRACTOR under Article 36 below.
                                     ----------

Except for the foregoing compensation CONTRACTOR waives any claims for damages on account of such termination.

     35.2 ACTIONS UPON RECEIPT OF NOTICE. Upon receipt of any such notice of
          ------------------------------
termination, CONTRACTOR shall:

          35.2.1 As soon as possible discontinue work on the date and to the extent specified in the notice.

          35.2.2 Deliver to COMPANY copies of all Design Documents, including without limitation all plans, specifications, drawings and data sheets and all data, reports, completed work, work in process, and such other information and materials relating to the terminated part of the work as may have been acquired or prepared by CONTRACTOR in connection with this Contract for COMPANY'S or any Affiliate's use in accordance with Section 4.11.
                                   ------------

          35.2.3 Continue to prosecute and perform any unterminated part of the work.

          35.2.4 Remove its personnel and subcontractors and construction outfit from the Site as to the terminated part of the Work.

CONTRACTOR shall take all necessary measures to mitigate and minimize the effect of the termination on any costs incurred or to be incurred by CONTRACTOR or COMPANY.

     35.3 GUARANTEES FOLLOWING TERMINATION.  In the event of termination of the
          --------------------------------
Contract pursuant to Section 35.1 above, CONTRACTOR shall be obligated for all
                     ------------
warranties and guarantees under the Contract applying to the portion of the work completed prior to the termination of CONTRACTOR'S work. This section shall also apply in the event of a termination pursuant to Section 34.5.
                                                     ------------

                                  ARTICLE 36
                           DEFAULT BY THE CONTRACTOR

     36.1 EVENTS OF DEFAULT.  If any or all of the work to be performed under
          -----------------
this Contract is abandoned by CONTRACTOR; or if the Contract is assigned in violation of the provisions hereof; or if any work is subcontracted by CONTRACTOR without any required approval of COMPANY; or if CONTRACTOR becomes insolvent or unable to meet its payroll or other current obligations, or is adjudicated a bankrupt, or has an involuntary petition in bankruptcy filed against it, or makes an assignment for the benefit of creditors, or files a petition for an arrangement, composition or compromise with its creditors under any applicable laws, or has a receiver, trustee or other officer appointed to take charge of its assets; or if CONTRACTOR persistently disregards applicable laws or ordinances; or if CONTRACTOR fails, except in cases beyond its control, to supply enough properly skilled workers or proper materials or to prosecute the Construction Work with promptness and diligence; or if COMPANY determines that the Project Schedule is not being maintained or that CONTRACTOR is violating any of the conditions or provisions of this Contract; or if CONTRACTOR refuses or fails to perform properly any portion of the work in accordance with the terms of this Contract (any of the foregoing, a "DEFAULT"), and if, within ten (10) working days after receipt of a written notice of default from COMPANY, CONTRACTOR fails to remedy such Default or to provide satisfactory evidence that such Default will be corrected as soon as possible (an "EVENT OF DEFAULT"), COMPANY may take over the work and/or withhold any amounts otherwise due under the Contract and/or terminate by written notice the Contract without thereby releasing CONTRACTOr from any of its obligations or liabilities under the Contract, or affecting the rights conferred on COMPANY by the Contract.

     36.2 COMPANY'S RIGHT TO TAKE OVER WORK.  Upon such Event of Default,
          ---------------------------------
Company may take possession of the Site, the Construction Work and of all plans, specifications, drawings, data sheets, materials, supplies, construction equipment and tools, construction outfit, subcontracts, purchase orders, and facilities thereon and use them to finish the work by whatever method COMPANY may deem expedient and dispose of them in partial satisfaction of any obligations due from CONTRACTOR to COMPANY. In such case, COMPANY at its option may accept CONTRACTOR'S commitments under all unfulfilled purchase orders theretofore issued by CONTRACTOR in good faith in connection with the work included under the Contract and all uncompleted subcontracts for work included under the Contract which CONTRACTOR may have theretofore entered into, with the consent of COMPANY; and upon COMPANY'S request, CONTRACTOR shall execute and deliver all such papers and take all such steps, including the legal assignment of its contractual rights, as COMPANY may require for the purpose of fully vesting in itself the rights and benefits of CONTRACTOR under such purchase orders and subcontracts. In the event COMPANY demands of CONTRACTOR the assignment of contractual claims against subcontractors or vendors or otherwise against third parties, COMPANY shall in return, be obliged to assume the obligations under such subcontracts or purchase orders that arise after such assignment takes effect.

     36.3 COMPANY'S RIGHT TO COMPLETE WORK.  Upon such termination or
          --------------------------------
withholding, COMPANY shall have the right to complete any work by whatever method COMPANY may deem expedient, including employing another contractor under such form of contract as COMPANY may deem advisable or having COMPANY provide any labor or materials and perform any part of such work that has been terminated. COMPANY shall not be required to obtain proposals for completing such work, but may make such reasonable expenditures as in COMPANY'S judgment, taking into account the duty to minimize damages, will best accomplish such reasonable completion of the Facility. The expense of completing such work (above the Budgeted Cost of the Work), together with a reasonable charge for administering any contract for such completion, will be charged to CONTRACTOR, and such expense will be deducted by COMPANY from such monies as may be due or may at any time thereafter become due to CONTRACTOR. In case such expense exceeds the sum which would have otherwise been payable under this Contract, CONTRACTOR shall be liable for and shall upon notice from COMPANY promptly pay to COMPANY the amount of such excess. COMPANY shall not be liable for any damages on account of such termination.

     36.4 CONTRACTOR'S ACTION UPON RECEIPT OF NOTICE.  Upon receipt of any such
          ------------------------------------------
written notice of termination of right to proceed, CONTRACTOR shall:

          36.4.1  DISCONTINUE WORK.  As soon as possible discontinue work on the
                  ----------------
date and to the extent specified in the notice.

          36.4.2  DELIVER DESIGN DOCUMENTS, ETC.  Deliver to COMPANY, the Site
                  -----------------------------
and any plans, specifications, drawings, data sheets, data, reports, completed work, work in process, and such other information and materials relating to the terminated work as may have been acquired or prepared by CONTRACTOR hereunder. CONTRACTOR shall not have any right to withhold the aforesaid documents.

          36.4.3  PERFORM UNTERMINATED WORK.  Continue to prosecute and perform
                  -------------------------
any unterminated part of the work.

          36.4.4  REMOVAL OF OUTFIT.  Remove from the Site CONTRACTOR'S and any
                  -----------------
subcontractor's or vendor's construction outfit, temporary buildings and materials as set forth in said notice.

     36.5 REMEDIES CUMULATIVE.  The rights and remedies of COMPANY provided by
          -------------------
this provision of the Contract are in addition to any and all other rights and remedies provided by law or under this Contract, and nothing contained herein shall prejudice the rights of COMPANY to take whatever action it may deem necessary or appropriate to obtain the satisfactory performance of this Contract. This shall not, however, under any circumstances be construed to entitle COMPANY to lost profits.

     36.6 Limits On Amount Payable To Contractor.  Should COMPANY invoke its
          --------------------------------------
termination rights pursuant to this Article 36, any amount payable to CONTRACTOR
                                    ----------
shall not cause the Budgeted Cost of the work to be exceeded, nor shall it exceed an amount calculated as follows:

          36.6.1 Take the Reimbursable Costs incurred by CONTRACTOR to the date of termination.

          36.6.2 Add a portion of the CONTRACTOR'S Budgeted Fee computed upon the percentage of Construction Work completed to the date of termination.

          36.6.3  Subtract the aggregate of previous payments made by COMPANY.

          36.6.4 Subtract any compensation for losses, damages, liabilities, claims, expenses and other costs suffered or incurred by COMPANY in connection with CONTRACTOR'S default.

COMPANY shall also pay CONTRACTOR fair compensation, either by purchase or rental at the election of COMPANY, for any equipment owned by CONTRACTOR which COMPANY elects to retain and which is not otherwise included in the Cost of the Work under Section 36.5.1.
           --------------

                                   ARTICLE 37
                                PENALTY CLAUSE

  37.1   DAMAGES FOR DELAY IN SUBSTANTIAL COMPLETION OF FACILITY.
         -------------------------------------------------------
CONTRACTOR shall substantially complete the Facility in a timely manner and not later than the Latest Date For Substantial Completion Of The Facility. For each Delay Week (defined below) or portion thereof by which CONTRACTOR culpably exceeds the Latest Date For Substantial Completion Of The Facility, CONTRACTOR shall pay COMPANY a contract penalty in the amount listed below:



Week Following The Week                    Amount of Contract                                        Cumulative
Ending On The Latest Date                   Penalty Payable                                        Contract Penalty
For Substantial Completion                    That Week
Of The Facility
-----------------------------            ----------------------                             ---------------------------------
1st Week                                                 -0-                                                         -0-
2nd Week                                          DEM500,000                                                   DEM500,000
3rd Week                                          DEM750,000                                                 DEM1,250,000
4th Week                                          DEM750,000                                                 DEM2,000,000
5th Week + Later Weeks                          DEM1,000,000
                                                       /week

          37.2  PAYMENT OF CONTRACT PENALTY.  CONTRACTOR shall pay COMPANY the
                ---------------------------
foregoing sums as contract penalty (and COMPANY shall have the right to offset the foregoing sums against any amounts owed by COMPANY to CONTRACTOR) for each week beyond the Latest Date For Substantial Completion Of The Facility that the Facility remains substantially uncompleted. Each week (a "DELAY WEEK") shall commence on the day of the week following the day on which the Latest Date For Substantial Completion Of The Facility occurred, and if the Facility is substantially completed on a day other than the last day of a Delay Week, the amount of penalties shall be pro-rated on the basis of a 7-day week. Notwithstanding anything to the contrary contained in this Article, in no event shall the amount of contract penalties payable by CONTRACTOR under this
Section 37.2 exceed DEM10,000,000, and in no event shall COMPANY be obligated
------- ----
to prove the existence or extent of damages as a precondition to receiving payment. COMPANY may claim the foregoing penalties prior to, in connection with or after Final Acceptance of the Facility or final payment of the Contract Amount.

          37.3  SUBCONTRACT PENALTY CLAUSES.  If and to the extent CONTRACTOR
                ---------------------------
has a claim for payment of contract penalties against its subcontractors or vendors because such subcontractors or vendors have exceeded any contractual deadlines under the subcontracts or purchase orders, CONTRACTOR agrees to fully enforce such contract penalties against its subcontractors or vendors at its own cost. CONTRACTOR shall pay to COMPANY 50% of the contract penalties paid by its subcontractors or vendors (for purposes of clarification, the DEM10,000,000 limit in Section 37.2 does not apply to this Section 37.3). Payment of contract
         ------------                        ------------
penalties by any subcontractor or vendor will be deemed to exist also if CONTRACTOR can offset its claim for contract penalties against other claims of such subcontractor or vendor. CONTRACTOR shall, without COMPANY'S request, inform COMPANY at all times of the enforcement of its contract penalties. Further, immediately after acceptance by CONTRACTOR of the work performed by any subcontractor or vendor, however, no later than upon receipt of the subcontractor's or vendor's final invoice, CONTRACTOR shall inform COMPANY in detail whether CONTRACTOR has a claim for contract penalties against the subcontractor or vendor, whether CONTRACTOR will enforce such claim, whether CONTRACTOR has already received payment, whether CONTRACTOR has offset the claim for contract penalties against outstanding claims of the subcontractor or vendor or whether (and if so, why) there exist no claims for contract penalties against the subcontractor or vendor. CONTRACTOR shall include a valid contract penalty clause in each subcontract and purchase order concluded by CONTRACTOR, and CONTRACTOR shall use its best efforts to have the contract penalty clause be equal to ten percent (10%) of the total amount of the subcontract or purchase order. COMPANY shall be entitled to enforce this claim for payment only if the prerequisites as mentioned in Section 37.1 above toward CONTRACTOR exist. If
                              ------------
CONTRACTOR fails to enforce any such claim, CONTRACTOR shall assign such claim to COMPANY, and COMPANY shall be entitled to enforce such claim.

      37.4  SET-OFF OF CONTRACT PENALTIES.  Any contract penalty actually paid
            -----------------------------
by CONTRACTOR shall be set off against the amount of any damages actually paid to COMPANY by virtue of CONTRACTOR'S failure to execute the design and engineering services or the Construction Work in a timely manner.

                                   ARTICLE 38
    COMPLIANCE WITH LAWS, CHOICE OF LAW, CHOICE OF FORUM, CONTRACT LANGUAGE

     38.1 COMPLIANCE WITH APPLICABLE LAW.  CONTRACTOR shall comply with, and
          ------------------------------
shall require that all its subcontractors and vendors comply with, all municipal ordinances, state, and federal laws applicable to the Facility and all applicable orders, regulations, and directives issued thereunder by any authorized government agency, and any amendments thereto, in the performance of the Contract and will furnish or cause to be furnished to COMPANY, such stipulations, statements, or certificates evidencing such compliance therewith as COMPANY may require for its protection. All materials and workmanship shall comply with all laws, ordinances, codes, orders, regulations, rules, directives and the latest standards applicable thereto.

     38.2 INDEMNITY FOR VIOLATION.  If, in the execution or performance of this
          -----------------------
Contract, CONTRACTOR shall have violated any laws, rules, orders, regulations, or ordinances applicable to the work hereunder, then CONTRACTOR shall indemnify and save COMPANY harmless from all damages or penalties paid by COMPANY or imposed upon COMPANY resulting from any such violation committed by CONTRACTOR or its subcontractors, vendors or their respective officers, agents, representatives or employees in such execution or performance of the work hereunder.

     38.3 CHOICE OF LAW.  This Agreement and the Contract (including without
          -------------
limitation the enforcement of all rights and duties of the parties arising from or relating in any way to the subject matter of the Contract) and the relationship of the parties arising out of the Project and all disputes and claims, whether in contract, tort, or otherwise regarding the Project, shall be governed by, interpreted and construed in accordance with the internal laws of Germany (including the enforcement of all rights and duties of the parties arising from or relating in any way to the subject matter of this Agreement), without regard to conflict of laws principles that would cause the law of another jurisdiction to be applied.

     38.4 DISPUTES; ARBITRATION.
          ---------------------

          38.4.1  RESOLUTION OF DISPUTES BY ARBITRATION.  All disputes between
                  -------------------------------------
CONTRACTOR and COMPANY regarding this Agreement or the Contract (including without limitation the enforcement of all rights and duties of the parties arising from or relating in any way to the subject matter of the Contract) or the relationship of the parties arising out of the Project and all disputes and claims, whether in contract, tort, or otherwise regarding the Project, shall be resolved by binding arbitration in accordance with this Section 38.4. Every
                                                        ------------
subcontract and purchase order shall obligate the subcontractor and vendor to consent to their joinder in any such arbitration proceeding between COMPANY and CONTRACTOR and to resolve all disputes of the nature described in this Section, including without limitation disputes involving the subcontract or purchase order, by binding arbitration in accordance with this Section 38.4, and
                                                      ------------
CONTRACTOR and COMPANY may intervene as a matter of right therein. Any such disputes, however, shall not entitle CONTRACTOR to suspend or discontinue work on the Project.

          38.4.2  PLACE OF ARBITRATION.  Any arbitration shall be conducted in
                  --------------------
Paris, France. After consultation with the parties, the arbitrators shall select the time, date and place in Paris, France at which each session of the arbitration shall take place. The parties and their counsel shall be notified in writing by the arbitrators of such times, dates and places.

          38.4.3  EXCLUSIVE JURISDICTION.  The International Chamber of Commerce
                  ----------------------
of Paris, France shall have exclusive jurisdiction over all such disputes. Except as provided herein, the rules and procedures set forth in the International Chamber of Commerce Rules Of Conciliation And Arbitration shall govern all such arbitration proceedings.

          38.4.4  SELECTION OF ARBITRATORS.  All such disputes shall be heard
                  ------------------------
and decided by a panel of three arbitrators, one arbitrator to be named by the party bringing the action, one arbitrator to be named by the party defending such action and the presiding arbitrator to be named by the two arbitrators appointed. If the two appointed arbitrators cannot select the third arbitrator within forty-five (45) calendar days after the later appointment of the two, the third arbitrator shall be selected by the International Chamber of Commerce in Paris, France. All arbitrators shall be independent of both CONTRACTOR and COMPANY. The arbitrators selected by CONTRACTOR and COMPANY shall have at least fifteen (15) years experience in the area or areas that are the subject matter of the arbitration. Additionally, the third arbitrator shall have at least fifteen (15) years experience as an attorney practicing German law and shall have experience in the practice of American law at least equivalent to an LL.M. degree. If an arbitrator is unable to perform his task due to death, resignation or any other reason which renders participation in the proceedings impossible, he shall be replaced by an arbitrator to be appointed according to the foregoing provisions.

          38.4.5  LANGUAGE OF PROCEEDINGS.  The exclusive language of all
                  -----------------------
arbitration proceedings shall be English.

          38.4.6  APPLICABLE LAW.  All decisions shall be based upon the
                  --------------
internal law of Germany and the German Code of Civil Procedure (excluding Private International Law Rules), without regard to conflict of laws principles, and the arbitrators shall be bound to apply such law.

          38.4.7  ARBITRATION AWARD.  The arbitration award shall be in English,
                  -----------------
shall state the arbitrators' reasons for their decision and shall award to the prevailing party reasonable costs and expenses, including reasonable travel costs, administrative expenses, costs of appeal (to be determined following the conclusion of any appeal), expert witness fees, reasonable fees of the arbitrator, and reasonable attorneys' fees incurred by virtue of the arbitration proceedings. Any resulting award shall be final and rendered in such form that judgment may be entered thereon in any court of competent jurisdiction. The arbitrators shall prepare findings of fact and conclusions of law, applying the internal laws of Germany. With the exception of requesting judicial review of the award for errors of law, the award is not subject to judicial review. However, the prevailing party may petition a court to award costs of enforcing the arbitration award to the prevailing party. Under no circumstances shall arbitrators modify or deviate from the provisions of the Contract.

          38.4.8  PROVISIONAL REMEDIES.  Nothing in this section shall be
                  --------------------
construed to preclude either party from seeking provisional remedies, including but not limited to, temporary restraining orders and preliminary injunctions, from any court of competent jurisdiction, to protect its rights pending arbitration but such preliminary relief shall not be sought as a means of avoiding arbitration.

     38.5 CONTRACT MADE IN ENGLISH.  This Contract has been made and executed in
          ------------------------
the English language and in a German translation. In case of dispute between the parties with respect to this Contract or the Contract Documents, the English version shall always prevail.

                                   ARTICLE 39
                             FINANCING OF PROJECT

     39.1 TAKE OVER BY PROJECT LENDER.  COMPANY shall have the right to assign
          ---------------------------
the Contract, or any of COMPANY'S rights and obligations thereunder, in whole or in part, to the lender or lenders providing part or all of the financing for the Facility, and CONTRACTOR presently consents to any assumption of the Contract by any such lender or lenders. CONTRACTOR agrees to perform its obligations under the Contract, and to cause all of its subcontractors and vendors to perform their obligations under all subcontractors and purchase orders, on behalf of such lender or lenders, provided that such lender or lenders comply with
                        --------
COMPANY'S assigned obligations arising subsequent to such lender or lenders taking over the Project.

     39.2 APPROVALS BY PROJECT LENDER.  The lender or lenders providing part or
          ---------------------------
all of the financing for the Facility may participate in the approval of Design Documents, the Project Budget, the Project Schedule and changes, additions and omissions.

     39.3 AUDIT BY PROJECT LENDER.  The lender or lenders providing part or all
          -----------------------
of the financing for the Facility and their agents and representatives shall have the same rights to inspect the Construction Work and to review and audit the books and activities of CONTRACTOR and any subcontractor or vendor in connection with the Project that COMPANY has under the Contract.

     39.4 AMENDMENT OF AGREEMENT.  CONTRACTOR agrees to amend this Agreement to
          ----------------------
satisfy the requirements of any lender or lenders providing financing for the Project, provided such amendment does not materially increase the obligations or
         --------
reduce or restrict the rights of CONTRACTOR hereunder or change the amount of compensation that CONTRACTOR is entitled to receive hereunder or modify the means of calculating such compensation.

                                   ARTICLE 40
                                 FORCE MAJEURE

     40.1 EVENTS OF FORCE MAJEURE. Occurrences beyond the control of the party
          -----------------------
affected that cause delays in or failure of performance of such affected party under the Contract (excluding performance of a provision requiring the payment or expenditure of money) shall constitute force majeure, including, but not limited to, acts of governmental authority (excluding delays or failures of performance attributable to the affected party's delay or other fault and excluding proper exercise of the police power in response to an improper act or omission of the affected party), unusually severe weather conditions (as defined in this Section), strikes or other concerted acts of workmen (except to the extent caused by the affected party or its agents, officers, representatives, subcontractors or vendors and except to the extent that a strike had been announced in advance and provision could have been made to alleviate such strike's effects), fires, floods, explosions, riots, sabotage shipwrecks (except to the extent such fires, floods, explosions, riots, sabotage or shipwrecks were caused by the affected party or its agents, officers, representatives, subcontractors or vendors), war and rebellion. As used in this Section, the term "unusually severe weather conditions" shall mean weather conditions that
(i) CONTRACTOR establishes to COMPANY'S reasonable satisfaction were not reasonably foreseeable and (ii) were sufficiently severe that thirty percent (30%) of the work force employed on the Project were unable to work, and (iii) resulted in delay that affected the critical path set forth in the Project Schedule. Notwithstanding anything herein to the contrary, events of "force majeure" shall not include the following: (I) delays or failures of performance caused by general economic conditions or (II) delays or failures of performance caused by open market conditions, such as inability to procure labor or materials in the open market. Insufficiencies in the design of the Facility, rejection by COMPANY pursuant to this Agreement of any proposed subcontractor or vendor or absence of CONTRACTOR'S Representatives or other personnel shall also not be considered as a just cause of delay. CONTRACTOR shall be fully responsible for the timely ordering, scheduling, expediting, delivery, and installation of all equipment and materials. Therefore, delays by vendors in manufacture or delivery of materials, which delays are not caused by force majeure, or shortages of labor or materials resulting from general market conditions shall not be considered as a just cause for delay.

     40.2 EFFECT ON TIME FOR PERFORMING OBLIGATION.  Either party's inability to
          ----------------------------------------
perform a non-monetary obligation under the Contract on time and as required by reason of the occurrence of force majeure, shall cause such obligation to be suspended, but only until the cessation of such occurrence, so far as the affected party's ability to perform is affected by that force majeure occurrence. In the event that such force majeure obstructs performance of the Contract for more than six (6) months, the parties hereto shall consult with each other to determine whether the Contract should be modified. COMPANY and CONTRACTOR will not unreasonably withhold their respective consents to a request by the other party to extend the Project Schedule or increase the Budgeted Cost of the Work if force majeure has obstructed performance of the Contract.

     40.3 EFFECT ON COMPENSATION.  Notwithstanding anything to the contrary in
          ----------------------
Section 14.1 above, the Fee shall not be increased if, following a force majeure event, CONTRACTOR is not required as a result thereof to perform a materially greater amount of work (e.g., if a fire destroys a shipment of doors and the
                        ---
only additional effort required from CONTRACTOR is to re-order the doors).

     40.4 OBLIGATION TO MITIGATE.  If force majeure occurs, the affected party
          ----------------------
shall, as soon as practicable after the occurrence of that force majeure, use its best efforts (including incurring any reasonable expenditure of funds and rescheduling manpower and resources) to mitigate and minimize any resulting delay in the performance of the suspended obligation.

     40.5 NOTIFICATION.  The affected party shall within 72 hours notify the
          ------------
other party in accordance with the provisions of Section 14.3 and keep the other
                                                 ------------
party informed at reasonable intervals. Upon request by the other party, as soon as practicable following that request, the affected party shall provide notice concerning the likely duration of the force majeure, the action taken and the action proposed to be taken by the affected party, the cessation of force majeure or the successful mitigation of the force majeure, and any other matter which the other party may reasonably request.

     40.6 FAILURE TO NOTIFY.  If the affected party fails to give notices as
          -----------------
prescribed in Sections 14.3 and 40.5, the lack of such notices shall be
              -------------     ----
sufficient ground for denial of an extension of time on account of the force majeure, and the affected party shall not be excused from any delay resulting from the occurrence of such force majeure.

                                   ARTICLE 41
                       WAIVER, SEVERABILITY AND REMEDIES

     41.1 COMPANY'S RIGHTS NOT AFFECTED.  COMPANY'S rights under the Contract
          -----------------------------
shall not be affected in any way whatsoever by any inspection by COMPANY or by COMPANY'S Inspector or Representative, nor any payment by COMPANY, nor any payment for, or acceptance of, the whole or any part of the Construction Work by COMPANY, nor any extension of time, nor any possession taken by COMPANY.

     41.2 CONTRACTOR'S WAIVER.  CONTRACTOR hereby waives its claims on the basis
          -------------------
of Section 648 German Civil Code (Bauhandwerkersicherungshypothek).

     41.3 NO WAIVER OF BREACH.  No waiver by either party of any term, covenant
          -------------------
or condition of the Contract nor any waiver of or assent, express or implied, by either party to any breach of or default in any term, covenant or condition in the Contract on the part of the other to be performed or observed shall constitute a waiver of any other term, covenant or condition of the Contract, nor a waiver of or assent to any succeeding breach of or default in the same or any other term, covenant or condition of the Contract. No failure to exercise and no delay in exercising any right, power or privilege by any party under the Contact shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     41.4 WRITTEN CHANGES.  The Contract may be changed only by a writing
          ---------------
executed by COMPANY'S Representatives and CONTRACTOR'S Representatives, and no oral statement, act or omission by COMPANY or CONTRACTOR shall constitute a change in the Contract or a waiver of the requirements of this Section.

     41.5 SEVERABILITY.  If any provision of the Contract is declared invalid by
          ------------
any court or other tribunal of competent jurisdiction, the remaining provisions of the Contract shall remain in full force and effect.

The parties shall endeavor in good faith to negotiate a provision to replace the invalid provision which replacement provision shall achieve the same purpose and intent as the invalid provision.

     41.6 Cumulative Remedies.  No remedy contained in the Contract is intended
          -------------------
to be exclusive of any other remedy which is otherwise available at law, in equity, by statute or otherwise, and each and every other remedy shall be cumulative and shall be in addition to every other remedy given under the Contract or now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more of such remedies by either of the parties shall not constitute a waiver by such party of the right to pursue any other available remedies.

     41.7 CAPTIONS.  The headings of articles, sections and clauses hereof are
          --------
for convenience only and are not a part of this Agreement.

                                   ARTICLE 42
                             NOTICES AND ADDRESSES

     42.1 NOTICES.  All notices and instructions given by either party under the
          -------
Contract to the other shall be in writing, in English, and any such notice or instruction shall be deemed to have been properly served if delivered in person to the office of the Representative authorized and designated in writing to act on the specific matter to which the notice or instruction applies, or if sent by facsimile transmission or deposited in the German Mail properly stamped with the required postage and addressed to the office of such Representative. If no Representative shall have been appointed to act on the matter to which a notice or instruction applies, such notice or instruction shall be deemed to have been properly served if deposited in the German Mail properly stamped with the required postage and addressed to:

          AMD Saxony Manufacturing GmbH
          At the Site
          Attn:  Jack Saltich, General Manager

     With copies to:

          AMD Saxony Manufacturing GmbH
          c/o Advanced Micro Devices, Inc.
          5204 East Ben White Boulevard
          Austin, Texas  78741
          Attn:  John Gieske (M/S 588)
          Fax No.:  512/602-5299

     A copy of any notice of default by COMPANY hereunder shall be sent to:

          Advanced Micro Devices, Inc.
          Legal Department
          One AMD Place M/S 68
          P.O. Box 3453
          Sunnyvale, California U.S.A.94088-3453
          Attn:  General Counsel
          Fax No.:  408/774-7002

     if the notice or instruction is to COMPANY, or to:

          Meissner + Wurst GmbH + Co.
          Rossbachstrasse 38
          Germany
          Attn:  Martin Beigl and Frank Hahn
          Fax No.: 0711-8804-212

     if the notice or instruction is to CONTRACTOR.

The date of service of a notice or instruction sent by mail shall be the five
(5) regular business days following the date on which such notice or instruction is deposited in the German Mail or the U.S. mail as aforesaid. Service of a notice or instruction by facsimile transmission shall be complete at the time of transmission, and the copy of the notice or instruction so served shall bear a notation of the date and place of transmission and the facsimile telephone number to which transmitted.

     42.2 CHANGE OF ADDRESS.  Either party hereto shall have the right to change
          -----------------
any Representative or address it may have given the other party by giving such other party due notice in writing of such change.

                                   ARTICLE 43
                         ENTIRE AGREEMENT; SUCCESSORS

     43.1 ENTIRE AGREEMENT.  This Contract supersedes all previous agreements
          ----------------
between CONTRACTOR and COMPANY relating to the subject matter hereof, except confidentiality and similar agreements.

     43.2 SUCCESSORS AND ASSIGNS.  This Contract shall be binding upon and shall
          ----------------------
inure to the benefit of the legal successors of the parties hereto, and, except as otherwise provided herein, shall not be assigned by either party without the prior written consent of the other.

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be duly executed on their behalf, effective as of the day and year first above written.

                         COMPANY

                         AMD SAXONY MANUFACTURING GmBH

                         By:  /s/ Jack Saltich
                             ----------------------------
                         Name: Jack Saltich
                         Title: Vice President and General Manager Fab 30
                         Date: November 15, 1996

                         CONTRACTOR

                         MEISSNER + WURST GmBH + CO.


                         By:  /s/ Helmut Laub
                             ----------------------------
                         Name:  Helmut Laub
                               ---------------------------
                         Title: Managing Director
                                --------------------------
                         Date: November 15, 1996

                                 SCHEDULE 16.2.4

                                 SCHEDULE 16.2.4
                                 ---------------


                   EXAMPLES OF QUALIFYING AND NON-QUALIFYING
                      ADDITIONAL REIMBURSABLE COSTS
                   -----------------------------------------


          As a general rule, COMPANY shall pay for the design, labor and materials involved in designing, purchasing and installing each element of the Project once. If CONTRACTOR forgets to design in a part that the Facility requires, then COMPANY will pay for the added design and construction cost (but not the added redesign costs), even if CONTRACTOR was negligent in leaving it out of the original design. If CONTRACTOR designed in the wrong part and that part is installed and now needs to be removed, COMPANY shall not pay the re-design costs and CONTRACTOR will be fully responsible for the cost associated with installing and removing the wrong part (including the cost of the wrong part if it cannot be returned to the vendor or used elsewhere in the Project), and COMPANY shall pay only the material and construction costs for the correct part (and there will not be an adjustment in the Project Schedule). If subcontractors make mistakes, CONTRACTOR will be responsible for associated costs (and the Project Schedule will not change to account for the mistakes). Also, if market conditions change the price of materials, COMPANY shall pay the cost change, but the Budgeted Cost of the Work will not be adjusted.

SCENARIO:  The Design Documents prepared by CONTRACTOR and approved by COMPANY
--------
show a 2 inch pipe. A 2 inch pipe is installed. However, the Facility requires a 4 inch pipe. The 2 inch pipe is torn out and replaced by a 4 inch pipe.

     RESULT:  COMPANY originally paid the cost of designing the pipe and of the
     ------
2 inch pipe's procurement and installation. COMPANY now pays the cost of the 4 inch pipe's procurement and installation but receives a credit equal to the amount originally paid to procure and install the 2 inch pipe. The amount of the credit and the cost of any redesign work are borne by CONTRACTOR. The Budgeted Cost of the Work is not adjusted.

SCENARIO:  The Design Documents show a tank in one location and a pipe running
--------
past the tank. A subcontractor negligently installs the tank in the space in which the pipe is to run.

     RESULT:  COMPANY originally paid for the design of the tank and pipe and
     ------
for the cost of procuring and installing the tank and pipe. CONTRACTOR will pay the additional cost of either removing and relocating the tank or relocating the pipe. The Budgeted Cost of the Work is not adjusted.

SCENARIO:  Soil studies obtained by COMPANY show a subsurface area clear of
--------
obstructions. The Design Documents prepared by CONTRACTOR and approved by COMPANY show a pipe running through the unobstructed area. When the area is excavated, granite is found.

     RESULT:  Because the presence of the granite was not foreseen, COMPANY
     ------
shall pay the additional cost of reconfiguring or relocating the pipe or of removing the granite. The Budgeted Cost of the Work is adjusted. However, if CONTRACTOR had reason to know, or should have known, of the presence of the granite, then CONTRACTOR would pay the additional cost of reconfiguring or relocating the pipe or of removing the granite. The Budgeted Cost of the Work would not be adjusted.

                             SCHEDULE 21.6 & 21.7

                             SCHEDULE 21.6 & 21.7
                             --------------------

                         CRITERIA FOR BANK GUARANTEES
                         ----------------------------


The minimum requirements for the performance bond and the warranty and advance payment guarantees (in addition to those already set out in Section 21.6 and 21.7) are as follows:

1) For guarantees furnished by CONTRACTOR, as well as guarantees furnished by
   --------------------------------------------------------------------------
subcontractors or vendors that enter into individual contracts to which the AGBG
--------------------------------------------------------------------------------
does not apply:
--------------

   a)      the bonds and guarantees qualify as a "Garantie" under German law;

   b)      the bonds and guarantess be payable on first demand;

   c) payment by the guarantor be made free of any restriction or condition, whether by way of set-off (Aufrechnung), counter-claim (Widerklage), defense of voidability (Einrede der Anfechtbarkeit) or rights of retention (Zuruckbehaltungsrechte) or otherwise, and

   d) the guarantor waives his right to deposit (Hinterlegung) the amount claimed.


2) For guarantees furnished by subcontractors or vendors that do not enter into
   ----------------------------------------------------------------------------
individual contracts (e.g. the AGBG does apply):
-----------------------------------------------

   a)      the bonds and guarantees qualify as a "Burgschaft" under German law;

   b) payment by the guarantor be made free of any restriction or condition, whether by way of set-off (Aufrechnung), counter-claim (Widerklage), defense of voidability (Einrede der Anfechtbarkeit) or rights of retention (Zuruckbehaltungsrechte) or otherwise, and

   c) the guarantor waives his right to deposit (Hinterlegung) the amount claimed.

                                   Exhibit A


                     Fab 30 Facility Performance Criteria

ALL CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                 Schedule 7.1

                                                              AMD Fab 30 Dresden
--------------------------------------------------------------------------------

SCHEDULE 7.1
Site Studies furnished by company to contractor

SUBJECT                                          AUTHOR                 DATE       REMARKS
--------------------------------------------------------------------------------------------------
Georadar Report                                  Analy Tech             03/21/96   15 pages
Project No. M - 012/96                           Ingenieurgesellschaft             7 appendices
                                                 fur
                                                 Baumgrunduntersuchun
                                                 gen,
                                                 Umwelttechnologie
                                                 und Saniertung mbH;
                                                 Mittlebach
-------------------------------------------------------------------------------------------------
Geotechnical Reports                             BAUGEO                 04/19/96   65 pages
Report No. 56 962                                Ingenieurbuero fur                19 appendices
                                                 Baugrund und
Appendices:                                      Geotechnik GmbH;
                                                 Leipzig
1  general plan
2  map of the area with planned development
3  Investigation plan
4  map of the area inclusive of geodesic
   measurement points
5  exploration profiles
6  contour index
7  results of heavy pile sounding
8  geological section drawing
9  protocols of the short pumping test
10 photographic documentation of the drill
   core samplings
11 results of the soil-mechanical tests
12 results of the chemical analysis
13 results of the mechanical analysis of rock
14 topographical map
15 Isolinear map of the top edge of bedrock
   decomposition
16 Isolinear map of the top edge of the bedrock
17 groundwater isohypsen
18 report of radon measurement
19 report of ground radar measurement from
   selected geological sections
-------------------------------------------------------------------------------------------------
Geotechnical Reports                             BAUGEO                 05/09/96   6 pages
Report No. 56 962                                Ingenieurbuero fur                7 appendices
-1/st/ completion -                              Baugrund und
                                                 Geotechnik GmbH;
                                                 Leipzig
-------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Stand October 15, 1996                                               page 1 of 3

                                                              AMD Fab 30 Dresden
--------------------------------------------------------------------------------

SUBJECT                                          AUTHOR                DATE       REMARKS
-------------------------------------------------------------------------------------------------
Groundwater Report                               ICA                              Appendices 17.1
(chemical analysis)                              Institut fur                     and 17.2
                                                 Chemische
                                                 Analytik GmbH,
Report No. 3131/Water                            Leipzig               03/27/96
Report No. 3142/Water                                                  03/21/96
Report No. 3143/Water                                                  03/21/96
Report No. 3144/Water                                                  03/21/96
Report No. 3145/Water                                                  03/21/96
-------------------------------------------------------------------------------------------------
(Drinking water and process water supply)        Wasserverband         11/14/95
                                                 Brochwitz
-------------------------------------------------------------------------------------------------
Topsoil Report                                   ICA                   03/27/96
Report No. 3131/soil                             Institut fur
                                                 Chemische
                                                 Analytik GmbH,
                                                 Leipzig
-------------------------------------------------------------------------------------------------
Air Quality Report                               TUV Sachsen GmbH,     05/10/96
                                                 Dresden
-------------------------------------------------------------------------------------------------
Air Report - emission prognoses and              TUV Umwelttechnik,    04/17/96   10 pages
streaming models                                 Dresden                          12 appendices
-------------------------------------------------------------------------------------------------
Report on the noise level measurements in        CDF                   06/18/96
Wilschdorf                                       Schallschutz
mesurement report 96 140/01                      Consulting Dr. Furst,
                                                 Dresden
-------------------------------------------------------------------------------------------------
Environmental impact prediction -                CDF                   04/18/96
Development map, Traffic noise State             Schallschutz
Highway 81                                       Consulting Dr. Furst,
Noise Prediction - Report No. 96 135/03          Dresden
-------------------------------------------------------------------------------------------------
Vibration Report No. 1888                        Brussau Bauphysik     05/23/96    21 diagrams
Vibration measurements from 04/21/96 to          GmbH                             111 measured
04/23/96 in Dresden-Wilschdorf                   Acoustics-Dynamics-                  reports
                                                 Structural Physics,
                                                 Fellbach/Stuttgart
-------------------------------------------------------------------------------------------------
Vibration Report                                 Brussau Bauphysik     05/09/96   9 appendices
(Preliminary report of the vibration test)       GmbH
                                                 Acoustics-Dynamics-
                                                 Structural Physics,
                                                 Fellbach/Stuttgart
-------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Stand October 15, 1996                                               page 2 of 3

                                                              AMD Fab 30 Dresden
--------------------------------------------------------------------------------

SUBJECT                                          AUTHOR                DATE       REMARKS
-----------------------------------------------------------------------------------------
Military-historical study about the situation    Rohl                  05/02/96
of Wilschdorf during the Second World War and    Umweltentsorgung
investigation of bombs or ammunition             und Munitionsbergung
                                                 in Sachsen und
                                                 Thuringen GmbH
-----------------------------------------------------------------------------------------
preliminary measurement of structural                                  09/25/96
dynamics and dynamic vibrations
calculation of the clean room ceiling
construction




--------------------------------------------------------------------------------
Stand October 15, 1996                                               page 3 of 3

                               Schedule 16.2.1.1

                    HOURLY RATES OF CONTRACTOR'S EMPLOYEES
                                      AND
              CONTRACTOR'S ESTABLISHED TRAVEL AND LIVING EXPENSES
                            REIMBURSEMENT POLICIES
                               SCHEDULE 16.2.1.1

              Classification              Hourly Rate - DEM
              ---------------------------------------------
              Project Director                       166,00
              ---------------------------------------------
              Project Manager                        162,00
              ---------------------------------------------
              Senior Systems Engineer                121,00
              ---------------------------------------------
              Process Engineer                       110,00
              ---------------------------------------------
              Software Engineer                      108,00
              ---------------------------------------------
              Systems Engineer                       111,00
              ---------------------------------------------
              CAD Operator                            86,00
              ---------------------------------------------
              Project Commercial Manager             109,00
              ---------------------------------------------
              Accounting Administration               71,00
              ---------------------------------------------
              Secretary                               77,00
              ---------------------------------------------

     Travel

     See attached Contractor's "Travel Expenses - Guideline Headquarter Policy".

     Notes

     Rates apply from 01/01/1996 on and are subject to revision from time to time. All rate increases to be approved by AMD.

                  Formula for the Calculation of Hourly Rates

1.   Salary Rates

     1.1 Employees with a single contract (not related to trade union agreements/40 hours per week).

         Current Actual Annual Salary for each employee scheduled to work on the project is divided by 1792 hours to obtain the effective hourly salary rate. Total hours for the year - 2080 is reduced by 30 days vacation times 8 hours (240) and 6 days sick time (average for M+W) times 8 hours (48).

     1.2 Employees with a contract related to trade union agreement/38 hours a week/7.6 hours a day.

         Current Actual Annual salary for each employee scheduled to work on the project is divided by 1706 hours to obtain the effective hourly salary rate. Total hours for the year - 1980 is reduced by 30 days vacation times 7.6 hours (228) and 6 days sick time (average for M+W) times 7.6 hours (45.6).

2. The total annual Social Benefits cost is calculated for each employee scheduled to work on the project based on their total annual salary as follows:

     Health Insurance                         6.7% on salary up to DEM 72,000
     Unemployment Insurance                   3.25% on salary up to DEM 96,000
     Pension                                  9.6% on salary up to DEM 96,000
     Health for Elderly                       0.85% on salary up to DEM 72,000

     The total annual social benefits costs for each employee is divided by 1792 hours (employees working 40 hours per week) or 1706 hours (employees with a contract related to trade agreement working 38 hours per week) to determine the hourly rate amount.

3. The actual hourly salary rate and the actual hourly social benefits cost for each employee scheduled to work on the project are added together to obtain a combined actual hourly salary and social benefit rate.

4. The combined actual salary and social benefits cost rate for each employee included in a classification set forth on schedule 16.2.1.1 are added together and divided by the number of employees included in the classification. The result is a weighted average actual hourly and social benefits cost rate for that classification.

5. An overhead rate of 75% is applied to the weighted average actual hourly and social benefits cost rate for each classification to calculate the total hourly rate for that classification.

                         ADDENDUM TO SCHEDULE 16.2.1.1
                         -----------------------------

                         CALCULATION OF OVERHEAD RATE
                         ----------------------------

                                                               Calendar Year
                                                                   1995
                                                               -------------
Total M + W Personnel Costs                                    DM 75,578,520
DEDUCT:
  Accruals for Wages and Salaries                                  3,250,855
                                                               -------------
                                                                  72,327,665

DEDUCT:
  Business Field Products CC 6010                                 10,617,990
  General & Administrative:
    CC 5434                                        305,945
    CC 6400                                      5,823,045
    CC 6420                                      1,767,223
                                                 ---------
                                                                   7,896,213
  Selling Expense - Domestic 70% (Est)           4,617,662
  Selling Expense - Foreign                      1,741,594
                                                 ---------
                                                                   6,359,256
                                                               -------------
(A) Net M + W PERSONNEL COSTS                                  DM 47,454,206
                                                               =============

Total M + W Overhead Costs                                        28,785,181
DEDUCT:
  Business Field Products CC 6010                5,106,388
  Foreign Branch Office Selling Expense
         (DM 2,487,992 x 30%)                      746,398
                                                 ---------
                                                                   5,852,786
                                                               -------------
ADD:                                                              22,932,395
  General & Administrative Personnel Costs:
    CC 5434                                        305,945
    CC 6400                                      5,823,045
    CC 6020                                      1,767,223
                                                 ---------
                                                                   7,896,213
  Selling Expense Personnel Costs                                  4,617,662
                                                               -------------
(B) Net M + W OVERHEAD COSTS                                   DM 35,446,270
                                                               =============

Overhead Rate B / A =                                                   74.7%

                                                       USE:               75%


CCT
Project: AMD FAB 30
K 121 060
10/22/96
Page: 1 of 6


                TRAVEL EXPENSES - GUIDELINE HEADQUARTER POLICY
                            MEISSNER+WURST GMBH+Co.
                               ROSSBACHSTRABE 38
                                70499 STUTTGART

1. APPLICABILITY
----------------

This Travel Expenses Guideline does justice to the tax laws and rules of the Federal Republic of Germany, and is binding for all MEISSNER+WURST Stuttgart CCT profit center employees.
MEISSNER+WURST reserves the right to modify the regulations contained herein from time to time.
Unless otherwise noted, this guideline applies to all MEISSNER+WURST project locations.

2. DEFINITION OF TRAVEL EXPENSES
--------------------------------

2.1 Travel expenses are defined as additional expenses due to business trips, including but not limited to:

            -accomodations
            -air travel
            -airport taxes/fees
            -train travel
            -communication costs (telephone/fax)
            -taxi fare
            -costs, related to use of private cars
            -car rental
            -parking
            -storage of baggage

2.2 All such expenses have to be proved with original receipts. In the case that an original receipt got lost or the employee cannot prove the expenses with an original receipt for any other reason, he has to issue a receipt and sign this one. Such "document" has to be approved by the responsible manager (e.g. dept. manager/project manager).

2.3  VAT on all invoices shall be indicated separately.

CCT
Project: AMD FAB 30
K 121 060
10/22/96
Page: 2 of 6


                TRAVEL EXPENSES - GUIDELINE HEADQUARTER POLICY
                            MEISSNER+WURST GMBH+Co.
                               ROSSBACHSTRABE 38
                                70499 STUTTGART

2.4 All business trips shall be limited to the shortest possible distance and time spent for the trip. All such trips shall be made considering the most economical way to reach the destination. The same principle applies for trips back to the headquarter office.

3. DEFINITION OF BUSINESS TRIP
------------------------------

3.1 The fact of working as an employee temporarily outside the own permanent office is defined as business trip.

3.2 In case a business trip exceeds the time period of six (6) months, the responsible management may decide to require a project specific employment contract (ENTSENDUNGSVERTRAG) at the staff department. Such employment contract shall follow all relevant regulations of this guideline, however, it is advisable especially for all employees sent to foreign countries in order to follow the applied tax laws of these countries.

4. DEFINITION OF PERMANENT OFFICE
---------------------------------

The permanent office is defined as the place where the employee is normally spending most of his working hours and/or where he is reporting to.

5. DAILY ALLOWANCE
------------------

5.1  Business trips in Germany.
-------------------------------

     In case of business trips in Germany the employee is entitled to receive a daily allowance for each calendar day as follows:

          absence from permanent office 10 to 14 hours       DEM 10.00
          absence from permanent office 14 to 24 hours       DEM 20.00
          absence from permanent office more than 24 hours   DEM 46.00

CCT
Project: AMD FAB 30
K 121 060
10/22/96
Page: 3 of 6


                TRAVEL EXPENSES - GUIDELINE HEADQUARTER POLICY
                            MEISSNER+WURST GMBH+Co.
                               ROSSBACHSTRABE 38
                                70499 STUTTGART

5.2  Business trips outside Germany
-----------------------------------

     In case of business trips outside Germany the employee is entitled to receive a daily allowance each calendar day in accordance with EXHIBIT A (6 pages) of this guideline.

6. AIR TRAVEL
-------------

6.1  Air travel in Germany
--------------------------

     In case of air travel in Germany the company will book and directly pay an ECONOMY CLASS ticket.

6.2  Air travel outside Germany
-------------------------------

     In case of air travel outside Germany and exceeding a flight time of 1.5 hours, the company will book and directly pay a BUSINESS CLASS ticket.

6.3 Senior Management, Department Management is entitled to BUSINESS CLASS tickets generally.

6.4 If an employee had to pay a ticket by himself, the amount will be reimbursed due to the ticket and boarding card attached to the expense report.

6.5  Any unused ticket has to be returned to the company immediately.

6.6 Air travel has to be co-ordinated with and approved by management (e. g. dept. manager, project manager).

6.7 Use of personal aircrafts is strictly prohibited for company business trips.

6.8 Free tickets offered by airlines based on the amount of miles accumulated, remain the property of the employee.

CCT
Project:AMD FAB 30
K 121 060
10/22/96
Page: 4 of 6


                TRAVEL EXPENSES - GUIDELINE HEADQUARTER POLICY
                           MEISSNER+WURST GMBH+CO.
                               ROSSBACHSTRASSE 38
                                70499 STUTTGART

7. ACCOMMODATION
---------------

7.1 In general the company will book and directly pay for accommodation such as hotel rooms, apartments, etc.

7.2 Hotel accommodation shall be limited to middle class hotels with DEM 180,-- per day/night.

7.3 Apartments shall be available for employees with families and those being permanent project team members. The expenses shall be limited to DEM 3.200,-- per month.

7.4 In the case the employee had to pay for accommodation by himself, the amount will be reimbursed due to the bill attached to the expense report.

7.5 Accommodation has to be co-ordinated and approved by management (e.g. dept. manager, project manager).

8. USE OF PRIVATE CARS
----------------------

8.1 The use of private cars for business trips is limited to short distance trips with 100km single journey.

8.2  The use of private cars will be reimbursed with DEM 0,52 per km.

8.3 The belonging amounts of km has to be stated on the expense report and his accuracy will be checked from time to time.

8.4 In case the stated amount of km is found incorrect, the shortest possible connection + 10% will be determined in order to reimburse such trip.

8.5 Exception may be made in regard of said limitation, if approved by management.

CCT
Project: AMD FAB 30
K 121 060
10/22/96
Page: 5 of 6

                TRAVEL EXPENSES - GUIDELINE HEADQUARTER POLICY
                            MEISSNER+WURST GMBH+Co.
                              ROSSBACHSTRASSE 38
                                70499 STUTTGART
9.   CAR RENTAL
---------------

9.1 In case of car rental the company SIXT BUDGET is the preferred partner to rent cars at.

9.2  For employees travelling alone compact car class is required, such as:

                      VW Golf
                      Ford Fiesta
                      Opel Astra

9.3 An exception may be made due to baggage or equipment to be transported, or in case of transportation to other people. In such case the employee will be provided with such a car (see 11.4).

9.4 For employees travelling in groups up to three (3) persons, middle class cars, four doors is required, such as:

                      Opel Vectra
                      Ford Scorpio
                      VW Passat

9.5  Management is entitled to rent upper middle class cars, such as:

                      BMW 5er
                      Audi A6

9.6  Full insurance coverage for cars, drivers and third parties is required.


10.  TRAIN TRAVEL
-----------------

10.1 As an alternative to air or car travel in Germany, it is advised to check on train travel possibilities.

10.2 Within a distance of 300 km second class tickets are required.

CCT
Project: AMD FAB 30
K 121 060
10/22/96
Page: 6 of 6


                TRAVEL EXPENSES - GUIDELINE HEADQUARTER POLICY
                            MEISSNER+WURST GMBH+Co.
                              ROSSBACHSTRASSE 38
                                70499 STUTTGART

10.3  In general the company will book and directly pay train travel tickets.

10.4 In the event an employee had to pay the ticket by himself, such amount will be reimbursed due to the ticket attached to the expense report.

11. EXPENSE REPORTS
-------------------

11.1 All business trips have to be billed latest at the end of the following month.

11.2 For business trips in and outside Germany the form "INLANDSREISEKOSTEN-ABRECHNUNG" has to be filled in (see EXHIBIT B (2 pages) of this guideline).

11.3 All original receipts have to be attached in chronological order to the corresponding form.

11.4 For receipts issued in foreign currency the corresponding exchange-rate has to be stated on the receipt. On the expense report the amount is to be shown in DEM.

11.5 All expense reports are to be checked and approved by the responsible manager (e. g. dept. manager, project manager).

11.6 The mathematical and tax related check of the expense report is done by the staff department (Mrs. Reyher, tel. -546). Possible deductions or eventual corrections will be shown on the copy that is returned to the employee.

11.7 The belonging amounts due to the checked and eventually corrected expense reports will be paid to the employee together with the salary of the following month.

11.8 Payments of amounts due to expense reports are proceeded by account dept. (Mrs. Philipp, tel. -486).

CCT
Project: AMD FAB 30
K 121 060
10/22/96
Page:7 of 6

                TRAVEL EXPENSES - GUIDELINE HEADQUARTER POLICY
                            MEISSNER+WURST GMBH+Co.
                               ROSSBACHSTRABE 38
                                70499 STUTTGART

11.9 Within reasonable amounts down payments due to expected travel expenses may be provided by the account dept. A belonging receipt has to be issued and signed by the employee. Such down payment will be deducted from the expense reports amount which has to be paid to the employee.




Signed and authorized                               Signed and authorized
M. Beigl Project manager                            F. Hahn Authorized manager


------------------------                            --------------------------

------------------------                            --------------------------

------------------------                            --------------------------

------------------------                            --------------------------

                               Schedule 16.2.1.1

                                  (Exhibit A)

                                                             EXHIBIT A
                                                             SCHEDULE 16.2.1.1
Anlage zur Reisekostenordnung:

Pauschbetrage fur Verpflegungsmehraufwendungen bei

Auslandsdienstreisen

---------------------------------------------------------------------------------------------
LAND                                 PAUSCHBETRAG BEI ABWESENHEITSDAUER JE KALENDERTAG VON
                                    ---------------------------------------------------------
                                    MINDESTENS            WENIGER ALS            WENIGER ALS
                                     24 STD.              24 STD. ABER          14 STD. ABER
                                                          MINDESTENS             MINDESTENS
                                                           14 STD.                 10 STD.
---------------------------------------------------------------------------------------------
Agypten                               48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
Kairo                                 48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
Aquatorialguinea                      74 DM                      50 DM                25 DM
---------------------------------------------------------------------------------------------
Athiopien                             54 DM                      36 DM                18 DM
---------------------------------------------------------------------------------------------
Afghanistan                           74 DM                      50 DM                25 DM
---------------------------------------------------------------------------------------------
Albanien                              54 DM                      36 DM                18 DM
---------------------------------------------------------------------------------------------
Algerien                              72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------
Andorra                               66 DM                      44 DM                22 DM
---------------------------------------------------------------------------------------------
Angola                                90 DM                      60 DM                30 DM
---------------------------------------------------------------------------------------------
Argentinien                           96 DM                      64 DM                32 DM
---------------------------------------------------------------------------------------------
Armenien                              60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Aserbaidschan                         48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
Australien                            66 DM                      44 DM                22 DM
---------------------------------------------------------------------------------------------
Bahamas                               74 DM                      50 DM                25 DM
---------------------------------------------------------------------------------------------
Bahrain                               78 DM                      52 DM                26 DM
---------------------------------------------------------------------------------------------
Bangladesch                           60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Barbados                              74 DM                      50 DM                25 DM
---------------------------------------------------------------------------------------------
Belgien                               74 DM                      50 DM                25 DM
---------------------------------------------------------------------------------------------
Benin                                 54 DM                      36 DM                18 DM
---------------------------------------------------------------------------------------------
Bolivien                              42 DM                      28 DM                14 DM
---------------------------------------------------------------------------------------------
Bosnien-Herzegovina                   72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------
Botsuana                              60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Brasilien                             66 DM                      44 DM                22 DM
---------------------------------------------------------------------------------------------
Brunet(Darussalam)                    96 DM                      64 DM                32 DM
---------------------------------------------------------------------------------------------
Bulgarien                             42 DM                      28 DM                14 DM
---------------------------------------------------------------------------------------------
Burkina Faso                          54 DM                      36 DM                18 DM
---------------------------------------------------------------------------------------------
Burundi                               72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------
Chile                                 60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
China                                 78 DM                      52 DM                26 DM
---------------------------------------------------------------------------------------------
Shanghai                              78 DM                      52 DM                26 DM
---------------------------------------------------------------------------------------------
(China) Taiwan                        84 DM                      56 DM                28 DM
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
LAND                                 PAUSCHBETRAG BEI ABWESENHEITSDAUER JE KALENDERTAG VON
                                    ---------------------------------------------------------
                                    MINDESTENS            WENIGER ALS            WENIGER ALS
                                     24 STD.              24 STD. ABER          14 STD. ABER
                                                          MINDESTENS             MINDESTENS
                                                           14 STD.                 10 STD.
---------------------------------------------------------------------------------------------
Costa Rica                            54 DM                      36 DM                18 DM
---------------------------------------------------------------------------------------------
Cote d' Ivoire                        60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Danemark                              96 DM                      64 DM                32 DM
---------------------------------------------------------------------------------------------
- Kopenhagen                          96 DM                      64 DM                32 DM
---------------------------------------------------------------------------------------------
Dominikanische Republik               72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------
Dschjbuti                             74 DM                      50 DM                25 DM
---------------------------------------------------------------------------------------------
Ecuador                               54 DM                      36 DM                18 DM
---------------------------------------------------------------------------------------------
El Salvador                           48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
Eritrea                               54 DM                      36 DM                18 DM
---------------------------------------------------------------------------------------------
Estland                               42 DM                      28 DM                14 DM
---------------------------------------------------------------------------------------------
Fidschi                               60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Finnland                              72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------
Frankreich                            78 DM                      52 DM                26 DM
---------------------------------------------------------------------------------------------
- Paris                               96 DM                      64 DM                32 DM
---------------------------------------------------------------------------------------------
Gabun                                 72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------
Gambia                                74 DM                      50 DM                25 DM
---------------------------------------------------------------------------------------------
Georgien                              84 DM                      56 DM                28 DM
---------------------------------------------------------------------------------------------
Ghana                                 60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Griechenland                          60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Guatemala                             72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------
Guinea                                66 DM                      44 DM                22 DM
---------------------------------------------------------------------------------------------
Guinea-Bissau                         54 DM                      36 DM                18 DM
---------------------------------------------------------------------------------------------
Guyana                                74 DM                      50 DM                25 DM
---------------------------------------------------------------------------------------------
Haiti                                 74 DM                      50 DM                25 DM
---------------------------------------------------------------------------------------------
Honduras                              42 DM                      28 DM                14 DM
---------------------------------------------------------------------------------------------
Hongkong                              78 DM                      52 DM                26 DM
---------------------------------------------------------------------------------------------
Indien                                48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
- New Delhi                           48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
- Bombay                              48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
Indonesien                            84 DM                      56 DM                28 DM
---------------------------------------------------------------------------------------------
Irak                                  74 DM                      50 DM                25 DM
---------------------------------------------------------------------------------------------
Iran                                  42 DM                      28 DM                14 DM
---------------------------------------------------------------------------------------------
Irland                                90 DM                      60 DM                30 DM
---------------------------------------------------------------------------------------------
Island                                96 DM                      64 DM                32 DM
---------------------------------------------------------------------------------------------
Israel                                72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
LAND                                 PAUSCHBETRAG BEI ABWESENHEITSDAUER JE KALENDERTAG VON
                                    ---------------------------------------------------------
                                    MINDESTENS            WENIGER ALS            WENIGER ALS
                                     24 STD.              24 STD. ABER          14 STD. ABER
                                                          MINDESTENS             MINDESTENS
                                                           14 STD.                 10 STD.
---------------------------------------------------------------------------------------------
Italien                               78 DM                      52 DM                26 DM
---------------------------------------------------------------------------------------------
Jamaica                               66 DM                      44 DM                22 DM
---------------------------------------------------------------------------------------------
Japan                                132 DM                      88 DM                44 DM
---------------------------------------------------------------------------------------------
Jemen                                 96 DM                      64 DM                32 DM
---------------------------------------------------------------------------------------------
Jordanien                             60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Jugoslawien                           72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------
Kambodscha                            72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------
Kameron                               60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Kanada                                66 DM                      44 DM                22 DM
---------------------------------------------------------------------------------------------
Kap Verde                             74 DM                      60 DM                25 DM
---------------------------------------------------------------------------------------------
Kasachstan                            48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
Katar                                 60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Kenia                                 60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Kargisistan                           36 DM                      24 DM                12 DM
---------------------------------------------------------------------------------------------
Kolumbien                             60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Komoren                               74 DM                      50 DM                25 DM
---------------------------------------------------------------------------------------------
Kongo                                 66 DM                      44 DM                22 DM
---------------------------------------------------------------------------------------------
Korea Demokrat Republik               96 DM                      64 DM                32 DM
---------------------------------------------------------------------------------------------
Korea, Republik                      108 DM                      72 DM                36 DM
---------------------------------------------------------------------------------------------
Kroatien                              78 DM                      52 DM                26 DM
---------------------------------------------------------------------------------------------
Kuba                                  54 DM                      36 DM                18 DM
---------------------------------------------------------------------------------------------
Kuwait                                78 DM                      52 DM                26 DM
---------------------------------------------------------------------------------------------
Laotische Demokr, Volksrep.           54 DM                      36 DM                18 DM
---------------------------------------------------------------------------------------------
Lesotho                               48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
Lettland                              54 DM                      36 DM                18 DM
---------------------------------------------------------------------------------------------
Lebanon                               72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------
Liberia                               74 DM                      50 DM                25 DM
---------------------------------------------------------------------------------------------
Libysch-Arab Dschamahinja            120 DM                      80 DM                40 DM
---------------------------------------------------------------------------------------------
Litauen                               36 DM                      24 DM                12 DM
---------------------------------------------------------------------------------------------
Luxemburg                             74 DM                      50 DM                25 DM
---------------------------------------------------------------------------------------------
Madagaskar                            42 DM                      28 DM                14 DM
---------------------------------------------------------------------------------------------
Malaw                                 48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
Malaysia                              60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Maledven                              60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Mali                                  60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
LAND                                 PAUSCHBETRAG BEI ABWESENHEITSDAUER JE KALENDERTAG VON
                                    ---------------------------------------------------------
                                    MINDESTENS            WENIGER ALS            WENIGER ALS
                                     24 STD.              24 STD. ABER          14 STD. ABER
                                                          MINDESTENS             MINDESTENS
                                                           14 STD.                 10 STD.
---------------------------------------------------------------------------------------------
Malta                                 54 DM                      36 DM                18 DM
---------------------------------------------------------------------------------------------
Marokko                               72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------
Mauretanien                           72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------
Mauritius                             74 DM                      50 DM                25 DM
---------------------------------------------------------------------------------------------
Mazedonien                            42 DM                      28 DM                14 DM
---------------------------------------------------------------------------------------------
Mexiko                                48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
Moldau, Republik                      36 DM                      24 DM                12 DM
---------------------------------------------------------------------------------------------
Monaco                                78 DM                      52 DM                26 DM
---------------------------------------------------------------------------------------------
Mongolei                              48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
Mosambik                              66 DM                      44 DM                22 DM
---------------------------------------------------------------------------------------------
Myanmar (fruher Burma)                48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
Namibia                               48 DM                      432DM                16 DM
---------------------------------------------------------------------------------------------
Nepal                                 48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
Neuseeland                            72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------
Nicaragua                             60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Niederlande                           84 DM                      56 DM                28 DM
---------------------------------------------------------------------------------------------
Niger                                 42 DM                      28 DM                14 DM
---------------------------------------------------------------------------------------------
Nigeria                               84 DM                      56 DM                28 DM
---------------------------------------------------------------------------------------------
Norwegen                              84 DM                      56 DM                28 DM
---------------------------------------------------------------------------------------------
Osterreich                            72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------
- Wien                                72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------
Oman                                  84 DM                      56 DM                28 DM
---------------------------------------------------------------------------------------------
Pakistan                              48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
Panama                                60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Papua-Neuguinea                       72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------
Paraguay                              48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
Peru                                  72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------
Philippinen                           72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------
Polen                                 48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
- Warschau                            60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Portugal                              60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Ruanda                                74 DM                      50 DM                26 DM
---------------------------------------------------------------------------------------------
Rumanien                              48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
Russische Foderation                 108 DM                      72 DM                36 DM
---------------------------------------------------------------------------------------------
 - Moskau                            108 DM                      72 DM                36 DM
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
LAND                                 PAUSCHBETRAG BEI ABWESENHEITSDAUER JE KALENDERTAG VON
                                    ---------------------------------------------------------
                                    MINDESTENS            WENIGER ALS            WENIGER ALS
                                     24 STD.              24 STD. ABER          14 STD. ABER
                                                          MINDESTENS             MINDESTENS
                                                           14 STD.                 10 STD.
---------------------------------------------------------------------------------------------
Sambia                                42 DM                      28 DM                14 DM
---------------------------------------------------------------------------------------------
Samoa                                 54 DM                      36 DM                18 DM
---------------------------------------------------------------------------------------------
San Marino                            78 DM                      52 DM                26 DM
---------------------------------------------------------------------------------------------
Sao Tome and Principe                 74 DM                      50 DM                25 DM
---------------------------------------------------------------------------------------------
Saudi-Arabien                         78 DM                      52 DM                26 DM
---------------------------------------------------------------------------------------------
Schweden                              84 DM                      56 DM                28 DM
---------------------------------------------------------------------------------------------
Schweiz                               84 DM                      56 DM                28 DM
---------------------------------------------------------------------------------------------
Senegal                               54 DM                      36 DM                18 DM
---------------------------------------------------------------------------------------------
Sierra Leone                          66 DM                      44 DM                22 DM
---------------------------------------------------------------------------------------------
Simbabwe                              36 DM                      24 DM                12 DM
---------------------------------------------------------------------------------------------
Singapur                              84 DM                      56 DM                28 DM
---------------------------------------------------------------------------------------------
Slowaken                              42 DM                      28 DM                14 DM
---------------------------------------------------------------------------------------------
Slowenien                             60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Somalia                               74 DM                      50 DM                25 DM
---------------------------------------------------------------------------------------------
Spanien                               66 DM                      44 DM                22 DM
---------------------------------------------------------------------------------------------
Sri Lanka                             42 DM                      28 DM                14 DM
---------------------------------------------------------------------------------------------
Sudan                                 84 DM                      56 DM                28 DM
---------------------------------------------------------------------------------------------
Swasiland                             74 DM                      50 DM                25 DM
---------------------------------------------------------------------------------------------
Syrien, Arabische Republik            60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Tadschikistan                         42 DM                      28 DM                14 DM
---------------------------------------------------------------------------------------------
Tansania, Vereinigte Republik         66 DM                      44 DM                22 DM
---------------------------------------------------------------------------------------------
Thailand                              48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
Togo                                  60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Tonga                                 72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------
Trinidad und Tobago                   72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------
Tschad                                66 DM                      44 DM                22 DM
---------------------------------------------------------------------------------------------
Tschechische Republik                 42 DM                      28 DM                14 DM
---------------------------------------------------------------------------------------------
Turken                                48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
- asiatischer Teil                    48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
Tunesien                              54 DM                      36 DM                18 DM
---------------------------------------------------------------------------------------------
Turkmenistan                          60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Uganda                                60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Ukraine                               42 DM                      28 DM                14 DM
---------------------------------------------------------------------------------------------
Ungam                                 48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
Uruguay                               66 DM                      44 DM                22 DM
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
LAND                                 PAUSCHBETRAG BEI ABWESENHEITSDAUER JE KALENDERTAG VON
                                    ---------------------------------------------------------
                                    MINDESTENS            WENIGER ALS            WENIGER ALS
                                     24 STD.              24 STD. ABER          14 STD. ABER
                                                          MINDESTENS             MINDESTENS
                                                           14 STD.                 10 STD.
---------------------------------------------------------------------------------------------
Usbekistan                            60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
Vatikanstadt                          78 DM                      52 DM                26 DM
---------------------------------------------------------------------------------------------
Venezuela                             48 DM                      32 DM                16 DM
---------------------------------------------------------------------------------------------
Vereinigte Arabische Emirate          84 DM                      56 DM                28 DM
---------------------------------------------------------------------------------------------
Vereinigte Staaten                    78 DM                      52 DM                26 DM
---------------------------------------------------------------------------------------------
New York                             102 DM                      68 DM                34 DM
---------------------------------------------------------------------------------------------
- Washington/2)/                      96 DM                      64 DM                32 DM
---------------------------------------------------------------------------------------------
Vereinigtes Konigreich                72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------
- London                              90 DM                      60 DM                30 DM
---------------------------------------------------------------------------------------------
Vietnam                               60 DM                      40 DM                20 DM
---------------------------------------------------------------------------------------------
WeiBruBland                           36 DM                      24 DM                12 DM
---------------------------------------------------------------------------------------------
Zaire                                102 DM                      68 DM                34 DM
---------------------------------------------------------------------------------------------
Zentralafrikanische Republik          54 DM                      36 DM                18 DM
---------------------------------------------------------------------------------------------
Zypern                                72 DM                      48 DM                24 DM
---------------------------------------------------------------------------------------------

/1)/ einschliesslich der Departements Haute-Seine, Seine-Saint Denis und Val-de-Marne

/2)/  einschliesslich Alexandria/Virginia und Arlington/Virginia

                               Schedule 16.2.1.1

                                  (Exhibit B)

                                                               EXHIBIT ??^^
                                                               SCHEDULE 16.2.1.1

                                    Angaben
zum Nachweis der Hohe und der betrieblichen Veranlassung von Bewirtungsaufwendungen ((S)4 Abs. 5 Ziff. 2 ETIG)


--------------------------------------------------------------------------------
  Tag der Bewirtung          Ort der Bewirtung (genaue Bezeichnung.  Anschrift).


--------------------------------------------------------------------------------
  Bewirtele Person(en)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  AnlaB der Bewirtung

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Hohe der Aufwendungen

[_] bei Bewirtung in Gaststatte:*             [_] in anderen Fallen:*

    It umseitiger/beigefugter
    Rechnung

    _____________________ DM                    ________________ DM

--------------------------------------------------------------------------------
 Ort                         Datum                    Unterschrift


--------------------------------------------------------------------------------
*Zutreffendes bitte ankreuzen

Reisekostenabrechnung                                             MEISSNER+WURST

------------------------------------------------------------------------------------------------------------------------------------
                         Name                             Abteilung    Personal-Nr.     Kostenstelle              vorn
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                 Reisedauer                                                                       Bahn
               --------------                             Leitziffer     Anzahl      km-          Taxi
    Reisetag     von     bis      Reiseort/Reisezweck      Komm.-Nr.       km        Geld        Parken       Benzin       Flug
------------------------------------------------------------------------------------------------------------------------------------
 1

------------------------------------------------------------------------------------------------------------------------------------
 2

------------------------------------------------------------------------------------------------------------------------------------
 3

------------------------------------------------------------------------------------------------------------------------------------
 4

------------------------------------------------------------------------------------------------------------------------------------
 5

------------------------------------------------------------------------------------------------------------------------------------
 6

------------------------------------------------------------------------------------------------------------------------------------
 7

------------------------------------------------------------------------------------------------------------------------------------
 8

------------------------------------------------------------------------------------------------------------------------------------
 9

------------------------------------------------------------------------------------------------------------------------------------
10

------------------------------------------------------------------------------------------------------------------------------------
11

------------------------------------------------------------------------------------------------------------------------------------
12

------------------------------------------------------------------------------------------------------------------------------------
13

------------------------------------------------------------------------------------------------------------------------------------
14

------------------------------------------------------------------------------------------------------------------------------------
15

------------------------------------------------------------------------------------------------------------------------------------

Summen
------------------------------------------------------------------------------------------------------------------------------------
Satze Inland            Ableilungsleiter               Personalabteilung            ausgezahlt am                   Unterschrift MA

ab 10 Std. = 10,-DM
ab 14 Std. = 20,-DM
ab 24 Std. = 46,-DM                                                                 ausgezahlt an
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
           bis                     Belegnummer AF
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Telefon,       Material,        Wechsel
      Auslosung       Ubernachtungskosten       Kundenbewirtung       Kundengeschenke       Porto         Sonstiges          kurs
------------------------------------------------------------------------------------------------------------------------------------
 1

------------------------------------------------------------------------------------------------------------------------------------
 2

------------------------------------------------------------------------------------------------------------------------------------
 3

------------------------------------------------------------------------------------------------------------------------------------
 4

------------------------------------------------------------------------------------------------------------------------------------
 5

------------------------------------------------------------------------------------------------------------------------------------
 6

------------------------------------------------------------------------------------------------------------------------------------
 7

------------------------------------------------------------------------------------------------------------------------------------
 8

------------------------------------------------------------------------------------------------------------------------------------
 9

------------------------------------------------------------------------------------------------------------------------------------
10

------------------------------------------------------------------------------------------------------------------------------------
11

------------------------------------------------------------------------------------------------------------------------------------
12

------------------------------------------------------------------------------------------------------------------------------------
13

------------------------------------------------------------------------------------------------------------------------------------
14

------------------------------------------------------------------------------------------------------------------------------------
15

------------------------------------------------------------------------------------------------------------------------------------

Summen
------------------------------------------------------------------------------------------------------------------------------------
                        gesamle Reisekosten                                              DM

                        abz. erh. VorschuB                                               DM

                        auszuzahlen/zuruckzuzahlen                                       DM
------------------------------------------------------------------------------------------------------------------------------------
                                                                Reisekosten 1/96

                               Schedule 16.2.2.3

                                 Rental Rates


               EQUIPMENT RENTAL RATES        Schedule 16.2.2.3.

                                                                          New Purchase
    Equipment           Model or Capacity   Daily     Weekly    Monthly        Price
-----------------------------------------------------------------------------------------
 1
 2
 3
 4
 5
 6
 7
 8
 9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29


     Notes:

a.   Rates apply only to construction equipment with values in excess of 800 DM.
b.   Rates include normal maintenance cost and lubrication.
c.   Rates do not include fuel.
d. Rates include all normal operating accessories, weld cable, air hoses, hoisting cable, etc.
e. Rates are based of normal work week. Overtime usage adjustments apply to rotating equipment only.
f.   All equipment furnished under these rates must be in first-class condition.
g. Rates for any equipment not defined herein must have AMD's prior written approval.
h.   All rates listed are firm through the duration of the work of this project.
i. Contractor may submit its own rental equipment list providing the conditions set forth herein are met.
j.   Include separate sheets if necessary.

   We do not foresee to own any of these Construction Equipments and Tools!

                                    Page 2